UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

MOLSON COORS BEVERAGE COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Proxy Statement and Notice of 2020 Annual Meeting of Stockholders

MOLSON COORS beverage company

		P.O. Box 4030 NH353 Golden, Colorado 80401 USA	1555 Notre Dame Street East Montreal, Quebec, Canada H2L 2R5
Andrew T. Molson Chair	Peter H. Coors Vice Chair

Dear Fellow Molson Coors Beverage Company Stockholders,

You are invited to attend our 2020 Annual Meeting of Stockholders (Annual Meeting), which will be held on Wednesday, May 20, 2020, at 11:00 a.m., Mountain Time. Traditionally, Molson Coors Beverage Company (Molson Coors, Company, MCBC, we, us or our) alternates its annual meetings between its two principal executive offices in Montreal, Quebec, and Golden, Colorado. However, this year, the Annual Meeting will be held entirely online live via audio webcast due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our directors, employees, stockholders and other stakeholders. If you are a stockholder of Molson Coors, you will be able to attend and participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/TAP2020. If you are a holder of the Class A or Class B exchangeable shares issued by Molson Coors Canada Inc., a Canadian corporation and our wholly-owned indirect subsidiary (Exchangeco), you will be able to attend and participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/TPX2020. In each case, you will be able to listen to the Annual Meeting live, submit questions, and vote. We intend to return to alternating annual meetings between our two principal executive offices in Montreal, Quebec, and Golden, Colorado next year.

At the Annual Meeting, we will ask our stockholders to:

elect our Board of Directors (our Board);

approve, on an advisory basis, the compensation of our named executive officers; and

ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

We will also review our progress during the past year and discuss any new business matters properly brought before the Annual Meeting. The attached 2020 Notice of Annual Meeting and Proxy Statement explains our voting procedures, describes the business we will conduct at the Annual Meeting, and provides information about our Company that you should consider when you vote your shares.

Introduction

The first quarter of 2020 was unlike any other in our Company’s long history. On February 26, 2020 our Company experienced an unthinkable tragedy at our Milwaukee Brewery. We are still grieving the loss of our colleagues and friends and have slowly begun the long process of healing as we try to make sense of what happened and get back to business.

Simultaneously, like every other global business, we find ourselves in uncharted territory when it comes to the global pandemic COVID-19. We had a pandemic action plan in place and with the outbreak of COVID-19, we established cross-functional crisis management and business continuity teams to ensure the safety of our people and to make any necessary adjustments to our marketing plans, sales practices and supply chain operations. These teams are leading us through a series of steps designed to protect our employees and our business operations, based on the guidance of federal, state, local and provincial public health experts.

These two events will forever change the culture and trajectory of our Company. Yet throughout these challenges, we have received an outpouring of support from our distributors, fellow brewers, friends, and neighbors in all our hometown communities, and our people have persevered and rallied together to support one another and our business. This is why we are optimistic about the future and our purpose of brewing beverages that unite people for all of life’s moments.

2019 Company Performance(1)

Across Molson Coors, during 2019, we delivered financial results that demonstrated our commitment to deleverage and bottom line performance. Our integration work streams and revitalization plan delivered foundational work that we believe will drive future productivity and savings, while allowing us to invest across our portfolio to drive top line improvement and long-term, sustainable success.

Despite headwinds and continued volume declines in 2019, we grew net sales revenue per hectoliter and improved our mix, delivered strong free cash flow and cost savings, reduced our debt and started making progress toward premiumizing and modernizing our portfolio. As described in our Annual Report on Form 10-K filed on February 12, 2020(2), net sales revenue decreased 1.8%, and diluted earnings per share was $1.11, down 78.4% versus the prior year. Net income attributable to MCBC decreased versus the prior year largely due to aggregate goodwill and intangible asset impairment charges of approximately $692 million primarily related to our Canada reporting unit.

In 2019, we remained focused on cost savings delivery and deleverage to maintain our investment-grade debt ratings. Additionally, we announced a revitalization plan in the fourth quarter focused on returning Molson Coors to consistent top line growth, which provides the most sustainable source of profit growth over the medium to long term. As part of the plan, the Company moved from a corporate center and four business units (MillerCoors in the U.S., Molson Coors Canada, Molson Coors Europe and Molson Coors International) to two streamlined business units – North America and Europe.The plan is designed to streamline the Company, allow us to move faster and free up resources to invest in our brands and capabilities. Capital allocation within our business continues to be guided by our Profit after Capital Charge (PACC) approach, as we seek to deliver total shareholder returns.

Across our business, we continued to focus on portfolio premiumization. Above-premium brand volumes as a percentage of total brand volumes increased year-over-year and represented over 20% of our total annual brand volumes.

Sustainability at Molson Coors, or Our Beer Print, is the way we approach corporate responsibility and the right way to grow our business. Our Beer Print is integral to our efforts to build long-term value for society and our stockholders, while leaving a positive imprint on our communities, environment and business. Our Board is committed to seeing that we continue to live up to these responsibilities through Our Beer Print 2025 strategy. We continuously work to help consumers optimize their enjoyment of our products by promoting responsible drinking, providing nutritional information and driving innovation in great-tasting low- and no-alcohol products. We are focused on achieving water efficiency in our breweries and our agricultural supply chain and have set ambitious science-based targets for reducing absolute carbon emissions. We are also striving to ensure that every one of our major manufacturing and brewing facilities achieves zero waste to landfill. Molson Coors has been recognized on the Dow Jones Sustainability North America Index for nine consecutive years for our sustainability performance.

(1)

Unless otherwise indicated, all $ amounts are in U.S. Dollars, and all comparative results are for the year ended December 31, 2019, compared to the year ended December 31, 2018.

(2)

Please refer to our Annual Report on Form 10-K filed on February 12, 2020 for more information regarding our performance and financial results for the year ended December 31, 2019 and comparisons to prior periods.

The Annual Meeting

We hope you will be able to attend the Annual Meeting online. Whether or not you plan to attend online, your vote is important to us. We urge you to review our proxy materials and promptly cast your vote by telephone, via the internet, or mark, sign, date and return the proxy/voting instruction card in the envelope provided, so that your shares will be represented and voted at the Annual Meeting even if you cannot attend online. You will also be able to vote your shares electronically during the Annual Meeting. Details about how to attend the Annual Meeting online and how to submit questions and cast your votes are posted at www.virtualshareholdermeeting.com/TAP2020, with respect to stockholders of Molson Coors, and www.virtualshareholdermeeting.com/TPX2020, with respect to holders of the Class A or Class B exchangeable shares issued by Exchangeco, and can be found in the Proxy Statement under the heading “Questions and Answers.”

Thank you for your support of our Company.

Sincerely,

Andrew T. Molson Chair	Peter H. Coors Vice Chair
April 2, 2020

Back to Contents

Back to Contents

2020 Notice of Annual Meeting of Stockholders

Wednesday, May 20, 2020

11:00 a.m., Mountain Time

The Annual Meeting will be held entirely online live via audio webcast due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our directors, employees, stockholders and other stakeholders. If you are a stockholder of Molson Coors, you will be able to attend and participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/TAP2020. If you are a holder of the Class A or Class B exchangeable shares issued by Exchangeco, you will be able to attend and participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/TPX2020. In each case, you will be able to listen to the Annual Meeting live, submit questions, and vote.

The Annual Meeting of Molson Coors Beverage Company will be held for the following purposes:

Proposal No. 1	To elect the 14 director nominees identified in the accompanying Proxy Statement.
Proposal No. 2	To approve, on an advisory basis, the compensation of our named executive officers (NEOs).
Proposal No. 3	To ratify the appointment of PricewaterhouseCoopers LLP (PwC) as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

To transact such other business as may be brought properly before the Annual Meeting and any and all adjournments or postponements thereof.

Record Date

Stockholders of record at the close of business on March 26, 2020 (Record Date) are entitled to receive notice of, and to vote at, the Annual Meeting and any and all adjournments or postponements thereof.

For a detailed description of our classes of stock and the exchangeable shares issued by Exchangeco, please refer to Questions 1 and 19-21 in the “Questions and Answers” section of this Proxy Statement.

Notice of Internet Availability of Proxy Materials

We will begin mailing a Notice of Internet Availability of Proxy Materials for the Annual Meeting on or about April 2, 2020 containing instructions on how to access our proxy materials and vote online. Our Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (Annual Report or Form 10-K) can be accessed by following the instructions in the Notice of Internet Availability of Proxy Materials.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     7

Back to Contents

Proxy Voting

We hope you will be able to attend the Annual Meeting online. Whether or not you plan to attend online, your vote is important to us. We urge you to review our proxy materials and promptly submit your proxy/voting instructions by telephone or via the internet, or mark, sign, date and return the proxy/voting instruction card in the envelope provided, so that your shares will be represented and voted at the Annual Meeting, even if you cannot personally attend online. You may also vote your shares online, and submit your questions during the Annual Meeting. Details about how to attend the Annual Meeting online and how to submit questions and cast your votes are posted at www.virtualshareholdermeeting.com/TAP2020, with respect to stockholders of Molson Coors, and www.virtualshareholdermeeting.com/TPX2020, with respect to holders of the Class A and/or Class B exchangeable shares issued by Exchangeco, and can be found in the Proxy Statement under the heading “Questions and Answers.”

Thank you for your interest in our Company. We look forward to seeing you at the Annual Meeting.

By order of our Board, Molson Coors Beverage Company

Dated: April 2, 2020

E. Lee Reichert
Chief Legal and Government Affairs Officer and Secretary

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     8

Back to Contents

Proxy Statement

Our Board is furnishing this Proxy Statement in connection with the solicitation of proxies for use at the Annual Meeting, which will be held at 11:00 a.m., Mountain Time, on Wednesday, May 20, 2020, online at www.virtualshareholdermeeting.com/TAP2020, with respect to stockholders of Molson Coors, and www.virtualshareholdermeeting.com/TPX2020, with respect to holders of the Class A and/or Class B exchangeable shares issued by Exchangeco. The proxies may also be voted at any adjournments or postponements of the Annual Meeting. The Annual Meeting will be a completely virtual Annual Meeting, which will be conducted via live audio webcast. You will be able to attend the Annual Meeting online and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/TAP2020, if you are a stockholder of Molson Coors, and www.virtualshareholdermeeting.com/TPX2020, if you are a holder of the Class A and/or Class B exchangeable shares issued by Exchangeco, and, in each case, entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. Only stockholders with a valid 16-digit control number will be able to attend the Annual Meeting and vote, ask questions and access the list of stockholders as of the close of business on the Record Date for the Annual Meeting.

We have dual principal executive offices located at P.O. Box 4030, NH353, Golden, Colorado 80401 and 1555 Notre Dame Street East, Montreal, Quebec, Canada H2L 2R5 (Principal Executive Offices).

We will begin mailing a Notice of Internet Availability of Proxy Materials for the Annual Meeting, containing instructions on how to access our proxy materials and vote online, on or about April 2, 2020.

ADVANCED VOTING METHODS

Even if you plan to attend the Annual Meeting online, please vote right away using one of the following voting methods (see Question 6 of our section entitled “Questions and Answers” of this Proxy Statement for additional details). Make sure to have your proxy/voting instruction card in hand and follow the instructions.

You can vote in advance in one of the following three ways:

VIA THE INTERNET PRIOR TO THE ANNUAL MEETING Visit the website listed on your proxy/voting instruction card	BY TELEPHONE Call the telephone number listed on your proxy/voting instruction card	BY MAIL Sign, date and return your proxy/voting instruction card in the enclosed envelope

All properly executed proxies delivered by mail, and all properly completed proxies submitted via the Internet or by telephone that are delivered pursuant to this solicitation, will be voted at the Annual Meeting in accordance with the directions given in the proxy, unless the proxy is properly revoked prior to completion of voting at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING
TO BE HELD ON MAY 20, 2020

The Notice of Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     9

Back to Contents

Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. It does not contain all of the information that you should consider. You should read the entire Proxy Statement carefully before voting.

Overview of Voting Matters and Board Recommendations

Proposal	Recommendation	Page of Proxy
Election of 14 director nominees (Proposal No. 1)	FOR all director nominees	13
Advisory approval of executive compensation (Proposal No. 2)	FOR	40
Ratification of appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal No. 3)	FOR	70

Corporate Governance Highlights — Page 23

We are committed to strong corporate governance, sustainability and the accountability of our Board and our senior management team to our stockholders. Highlights of our corporate governance program include:

Long-standing commitment to sustainability;

Separation of our Chief Executive Officer (CEO) and Chair positions and regular executive sessions of independent directors at Board and committee meetings;

Annual advisory vote by Class A and Class B stockholders, voting together as a single class, to approve the compensation of our named executive officers;

Ongoing review and annual assessment of Board composition, including diversity of skills, experience, opinions, as well as gender, race or ethnicity, nationality or country of origin diversity and other factors;

Ongoing review and assessment of Board refreshment matters;

Annual election of all directors;

Independent Audit, Compensation and Human Resources (Compensation & HR) and Finance Committees;

Annual review by each Board committee of its respective charter and its compliance therewith, and ongoing review and implementation of best practices;

Active stockholder engagement;

Meaningful director and executive officer stock holding requirements;

Annual Board and committee self-evaluations and regular discussions regarding Board and committee effectiveness;

Adoption of an enhanced anti-pledging policy in 2019 and prohibition on hedging and short sales;

Clawback policy; and

Majority independent Board.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     10

Back to Contents

Director Nominee Highlights — Page 13

2020 NOMINEES FOR CLASS A DIRECTORS

Name	Age(1)	Director Since	Primary Occupation	Committee Memberships	Independent
David S. Coors	38	--	Vice President of Next Generation Beverages, Molson Coors	Nominating(2)	NO
Peter H. Coors	73	2005	Vice Chairman of the Board, Molson Coors	Nominating	NO
Mary Lynn Ferguson-McHugh	60	2015	Group President, Global Family Care and P&G Ventures, Procter & Gamble Co.	Compensation & HR	YES
Gavin D.K. Hattersley	57	2019	President and CEO, Molson Coors	None	NO
Andrew T. Molson	52	2005	Partner and Chairman, RES PUBLICA Consulting Group	Nominating	NO
Geoffrey E. Molson	49	2009	Owner, President and Chief Executive Officer, CH Group Limited Partnership	Nominating	NO
Iain J.G. Napier	70	2008	Audit Committee Chairman of William Grant and Sons Holdings Limited	Compensation & HR; Finance	YES
Nessa O’Sullivan	55	--	Group CFO and Executive Director, Brambles Limited	None	YES
Douglas D. Tough	70	2012	Director of Molson Coors	Compensation & HR	YES
Louis Vachon	57	2012	President and Chief Executive Officer, National Bank of Canada	Finance	YES
James “Sandy” A. Winnefeld, Jr.	63	--	National Security and Business Consultant	None	YES

2020 NOMINEES FOR CLASS B DIRECTORS

Name	Age(1)	Director Since	Primary Occupation	Committee Memberships	Independent
Roger G. Eaton	59	2012	Director of Molson Coors	Audit	YES
Charles M. Herington	60	2005	Vice Chairman and President, Zumba Fitness, LLC	Audit	YES
H. Sanford Riley	69	2005	President and Chief Executive Officer, Richardson Financial Group Limited	Compensation & HR; Nominating	YES
(1) Age as of the Record Date. (2) Mr. Coors is expected to be appointed to the Nominating Committee if he is elected as a director at the Annual Meeting.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     11

Back to Contents

2019 Compensation Highlights — Page 41

Our business strategy drives our compensation philosophy and the choices we make as a business. Our primary focus is our First Choice for our people, consumers and customers strategy and earning more, using less and investing wisely by utilizing our Profit after Capital Charge (PACC) model. We earn more through our commercial excellence initiatives, which premiumize our portfolio globally and drive disruptive growth. By using less we protect our bottom-line performance, delivering cost savings and improving productivity through our shared services model and world-class supply chain improvements. Finally, investing wisely enables us to deliver our deleverage commitments allowing us to return cash to stockholders, and strengthens our business through brand led growth opportunities.

Our business strategy involves a balanced focus on both the bottom and top-line, and is supported by our annual incentive program (Molson Coors Incentive Plan or MCIP) that incorporates two bottom-line metrics and two top-line metrics, each weighted 25%. The bottom-line metrics for 2019 were Adjusted Underlying Pretax Income and Underlying Free Cash Flow (FCF), and the top-line metrics were Volume and Net Sales Revenue per Hectoliter (NSR / HL). The combination of these four metrics incentivizes our executive team to focus every day on earning more, using less and investing wisely.

Capital allocation within our business continues to be guided by PACC, which we believe will help us grow stockholder value over the medium to long-term. To maintain a disciplined, consistent approach with PACC across the business, we include PACC as a metric in our long term incentive program (LTIP) for our performance share units (PSUs). Additionally, we use relative total shareholder return (Relative TSR) as a PSU metric to ensure alignment with our stockholders.

2019 Annual Incentive (MCIP) Metric (Weight)(1)	2019 MCIP Company Performance Multiplier(2)	2019 Highlights
Adjusted Underlying Pretax Income (25%)	0%	Adjusted Underlying Pretax Income decreased 3.9% vs. 2018
NSR / HL (25%)	116%	NSR / HL on a brand-volume basis increased 2.9% vs. 2018
Underlying FCF (25%)	106%	We delivered nearly $1.4 billion of Underlying FCF
Volume (25%)	52%	Worldwide Brand Volume decreased 3.5% and Financial Volume declined 4.0%(3) vs. 2018
TOTAL 2019 MCIP PAYOUT	69%

2017 to 2019 PSU Metric	2017 to 2019 PSU Performance Multiplier(2)	2017 to 2019 Highlights
PACC	0%	We did not achieve our 2017-2019 target, though PACC continues to be the key driver for our cash and capital allocation strategy
Relative TSR	70%	Relative TSR over the three-year performance period was in the 7th percentile relative to the companies in the S&P 500 Index (S&P 500)
TOTAL 2017 TO 2019 PSU PAYOUT	0%
(1)

Performance measures, with the exception of Relative TSR, are adjusted GAAP or non-GAAP as defined on pages 50 and 52 and adjusted for changes in foreign currency movement versus the comparable period.

(2)

See further information about our MCIP and actual performance beginning on page 49 and for LTIP beginning on page 51.

(3)

See further information on Financial Volume and Worldwide Brand Volume starting on page 42 of our Form 10-K.

2019 was a challenging year for our Company. However, despite significant headwinds and continued volume declines, we grew NSR/HL and improved our mix, delivered strong Underlying FCF flow, reduced our debt, maintained our investment-grade rating, and started making progress toward premiumizing and modernizing our portfolio. In the fourth quarter of 2019, we announced a revitalization plan designed to get the Company back to consistent topline growth by streamlining the Company, allowing us to move faster and to free up resources to invest in our brands and capabilities.

Starting with the 2019 to 2021 PSUs, we changed the PSU performance metrics by placing a greater emphasis on Relative TSR and including cumulative NSR. This aligns one of the largest components of our executive pay program to our shareholder return and increases our focus on top-line performance in comparison to prior years. Further details on these changes can be found on page 52.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     12

Back to Contents

PROPOSAL NO. 1—

ELECTION OF DIRECTORS

Proposal Snapshot
What am I voting on?
Stockholders are being asked to elect 14 director nominees, consisting of 11 Class A directors and three Class B directors, for a one-year term.
Voting Recommendation:
Our Board recommends a vote FOR each director nominee.

The number of directors is set at 15, consisting of 12 Class A directors and three Class B directors. However, for purposes of this Annual Meeting, 14 directors are being nominated for election at the Annual Meeting, each to serve until the next annual meeting of stockholders and until his or her successor shall have been elected and qualified. The 14 nominees consist of:

11 directors to be elected by the Class A Holders; and

3 directors to be elected by the Class B Holders.

Our Board does not currently plan to fill the Class A director vacancy. At the Annual Meeting, votes may not be cast for a greater number of director nominees than the 11 Class A and 3 Class B nominees named in this Proxy Statement.

For more information on the nomination of our Class A directors and Class B directors, please refer to “Nomination Process” section beginning on page 27.

The following summaries set forth certain biographical information regarding each director nominee, including age as of the Record Date, as well as a summary description of each individual’s particular knowledge, qualifications or areas of expertise considered for nomination to our Board.

Betty DeVita was not re-nominated to serve as a director as she expressed to the Nominating Committee her desire to explore other board opportunities better aligned with her fintech, digital and financial services/payments background and expertise.

Each of the director nominees has consented to serve if elected. If any nominee becomes unavailable to serve as a director, a substitute nominee may be designated. In that case, the persons named as proxies will vote for the substitute nominees designated.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     13

Back to Contents

2020 NOMINEES FOR CLASS A DIRECTORS

DAVID S. COORS
Age 38

Biography:

Mr. Coors has been the Vice President of Next Generation Beverages for Molson Coors since December 2019. He also serves on the Board of Trustees for the Adolph Coors Company LLC and has been President of AC Golden Brewing Company LLC since May 2018. Prior to his current role, Mr. Coors held various management positions within our organization including General Manager of Australasia from June 2013 to December 2016 and Senior Director of Global Craft and Retail from January 2017 to March 2018. He currently serves on the board of directors of AC Summit LLC and is the Chairman of the board of directors of MJB Wood Group LLC. Mr. Coors also serves on several community and civic boards, including the Mario St. George Boiardi Foundation, Coors Western Art Exhibit, Young Guns Committee and Visit Denver. Mr. Coors holds a Masters of Business Administration and Masters of Engineering Management from the Kellogg School of Management at Northwestern University. Additionally, he holds a Bachelor of Science in Operations Research and Industrial Engineering from Cornell University College of Engineering.

Committee Assignment: • New director nominee. Mr. Coors is expected to be appointed to the Nominating Committee if he is elected as a director at the Annual Meeting

Skills and Qualifications:

•

P&L Management

•

Current Executive

•

Brand Building and Marketing Experience

•

Extensive Knowledge of our History and Culture

•

Long-term, Highly Committed Stockholder

•

U.S. Beer Business Expertise

•

International and Craft Beer Expertise

PETER H. COORS
Age 73 Director of Molson Coors since: 2005 Vice Chair since: May 2019

Biography:

Mr. Coors retired as an employee of Molson Coors effective December 31, 2019. He served as our Chief Customer Relations Officer (CCRO) from October 2016 to December 2019 and served as Chairman of the Board of Directors of MillerCoors from July 2008 until we acquired full ownership of MillerCoors in 2016. He serves as a trustee and is Co-Chairman of Adolph Coors Company, LLC, the trust holding company of the Adolph Coors Jr. Trust (Coors Trust) and other Coors’ family trusts. Mr. Coors is Chairman of the Trust Committee of the Coors Trust and trustee of various other Coors’ Family Trust Committees. He is also the President of the Adolph Coors Foundation, a family foundation and a manager of Keystone, Inc., the holding company for CoorsTek and other Coors’ family owned businesses. He has also been a director of Energy Corporation of America since 1996. Since joining our Company in 1971, he has served in a number of different executive and management positions for Adolph Coors Company, Coors Brewing Company and Molson Coors. He served Coors Brewing Company, our wholly owned subsidiary, as Chairman of the board of directors since 2002, as a director since 1973, and as the Chief Executive Officer from 1992 to 2000. He also served Adolph Coors Company, as chief executive officer from 2000 to 2002 and as chairman of the board from 2002 to 2005. At various times since 2005, Mr. Coors has served as the Chair and Vice Chair of our Board. Mr. Coors also serves on numerous community and civic boards, including the American Enterprise Institute, the National Western Stock Show and the Denver Area Council of the Boy Scouts of America.

Committee Assignment: • Nominating

Skills and Qualifications:

•

Former CEO of our Company

•

Long-term, Highly-Committed Significant Stockholder

•

Extensive Knowledge of our History and Culture

•

Strong Relationships with U.S. Distributors and Retailers

•

Recognized Beer Industry Leader

•

U.S. Beer Business Expertise

•

Company Brand Ambassador

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     14

Back to Contents

MARY LYNN FERGUSON-MCHUGH
Age 60 Director of Molson Coors since: 2015 INDEPENDENT DIRECTOR

Biography:

Ms. Ferguson-McHugh has served as Chief Executive Officer of Family Care and P&G Ventures at Procter & Gamble Co. since July 2019. She has been with Procter & Gamble Co. since 1986, in various roles of increasing responsibility. In particular, before serving in her current position, she served as Group President, Global Family Care and P&G Ventures at Procter & Gamble Co. since November 2015. From 2011 to 2014, she served as Group President, Western Europe, Global Discounter and Pharmacy Channels. Ms. Ferguson-McHugh holds an M.B.A. from the University of Pennsylvania, Wharton School of Business, and Bachelor of Science degree from the University of the Pacific.

	Committee Assignment: • Compensation & HR	Skills and Qualifications: • P&L Management • Operations • Brand Building and Marketing Experience • Innovation • Consumer Insight • Consumer-Packaged Goods Experience

GAVIN D.K. HATTERSLEY
Age 57 Director of Molson Coors since: 2019

Biography:

Mr. Hattersley has served as President and CEO of our Company since September 2019. Prior to his current position, he served as Chief Executive Officer of MillerCoors, our US business, from July 2015. Prior to joining MillerCoors, Mr. Hattersley served as Chief Financial Officer of Molson Coors from June 2012 to September 2015. From July 2008 to June 2012, Mr. Hattersley served as Executive Vice President and Chief Financial Officer of MillerCoors. He also served as Senior Vice President, Finance for Miller Brewing Company from October 2002 to July 2008. He came to Miller Brewing Company from SAB Limited of Johannesburg, South Africa, where he held several financial management positions before becoming Chief Financial Officer in 1999. Prior to joining SAB Limited in 1997, he spent almost 10 years with Barloworld Limited in various finance positions.

	Committee Assignment: • None	Skills and Qualifications: • President and CEO of our Company • Beer Business Experience • Former CFO of our Company • International Business Expertise • P&L Management • Financial Expertise

ANDREW T. MOLSON
Age 52 Director of Molson Coors since: 2005 Chair since: May 2019

Biography:

Mr. Molson is chairman of AVENIR GLOBAL, an organization that he has been with since 1997. With headquarters in Montreal since its founding in 1976, AVENIR GLOBAL is a network uniting seven strategic communications firms across Canada, the U.S., Europe and the Middle East, including NATIONAL Public Relations, AXON, Madano, SHIFT Communications, Padilla, Cherry and Hanover. In addition to the public company noted below, Mr. Molson also currently serves as a director of Groupe Deschênes Inc. and CH Group Limited Partnership, a sports and entertainment company. He is also President of the Molson Foundation, a family foundation dedicated to the betterment of Canadian society, and serves on several non-profit boards, including those of the Institute for Governance of Private and Public Organizations, Concordia University Foundation, the evenko foundation for emerging talent, Business / Arts, the Québec Blue Cross and the Montreal General Hospital Foundation. He previously served as a director of The Group Jean Coutu PJC Inc. from 2014 to 2018, as Chair of our Board from May 2011 to May 2013 and Vice Chair of our Board from May 2009 to May 2011. Mr. Molson holds a law degree from Laval University, a Bachelor of Arts degree from Princeton University and a Master of Science degree in corporate governance and ethics from the University of London.

Committee Assignment: • Nominating Canadian Public Company Boards: • Dundee Corporation (Toronto Stock Exchange (TSX): DC.A) since 2015

Skills and Qualifications:

•

Extensive Knowledge of our History and Culture

•

Long-Term, Highly-Committed Significant Stockholder

•

Public Relations

•

Corporate Governance

•

Canadian Beer Business Expertise

•

Outside Public Board Experience

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     15

Back to Contents

GEOFFREY E. MOLSON
Age 49 Director of Molson Coors since: 2009

Biography:

Mr. Molson has been a general partner of CH Group Limited Partnership since December 2009 and the President and Chief Executive Officer of CH Group Limited Partnership since 2011, which owns the Montreal Canadiens, Gestion evenko, Equipe Spectra, Just for Laughs and the Bell Centre. He currently represents Molson Coors as an ambassador, representing the Molson family in key strategic areas of our business. He is also a member of the board of directors of RES PUBLICA Consulting Group, and a member of the Molson Foundation, a family foundation dedicated to the betterment of Canadian society, St. Mary’s Hospital Foundation and the Montreal Canadiens Children’s Foundation. From June 2015 to May 2017, Mr. Molson served as our Chair. From 1999 to 2009, he served in various roles of increasing responsibility for Molson Inc., including its former U.S. business. Mr. Molson holds an M.B.A. from Babson Business School and a Bachelor of Arts degree from St. Lawrence University.

Committee Assignment: • Nominating

Skills and Qualifications:

•

Extensive Knowledge of our History and Culture

•

Long-Term, Highly-Committed Significant Stockholder

•

P&L Management and Operations

•

Beer Sales and Marketing Background

•

Key Account Management

•

Distributor Development

•

Sports and Entertainment Industry

•

Canadian Beer Business Expertise

•

Outside Director Experience

IAIN J.G. NAPIER
Age 70 Director of Molson Coors since: 2008 INDEPENDENT DIRECTOR

Biography:

Mr. Napier currently serves as the Chairman of William Grant and Sons Holdings Limited’s audit committee and served as the senior independent director of William Grant and Sons Holdings Limited from April 2008 until April 2019. From 2008 to 2017, he served as Chairman of the board of directors of McBride plc, where he also served as the Chairman of the nomination committee and as a member of the remuneration committee. From September 2008 to May 2016 he served as a director of John Menzies plc, where he also served as Chairman of the board of directors and its nominating committee. In addition, from March 2000 to February 2014, he served as a non-executive director of Imperial Brands plc, where he served as Chairman of the board of directors and its nominating committee beginning in 2007. From 2001 to 2006, he served as the Chief Executive Officer of Taylor Woodrow plc. From 2000 to 2001, he was Vice President U.K. and Ireland for InBev S.A. following its acquisition of Bass Brewers Ltd. and Chief Executive Officer of Bass Brewers and Bass International Brewers from 1996 to 2000. Mr. Napier is a chartered global management accountant and a fellow of the Chartered Institute of Management Accountants.

Committee Assignment: • Compensation & HR • Finance

Skills and Qualifications:

•

Financial Expertise

•

International Business Expertise

•

P&L Management

•

Beer and Leisure Industry Experience

•

United Kingdom Beer Market Experience

•

Outside Public Board Experience

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     16

Back to Contents

NESSA O’SULLIVAN
Age 55 INDEPENDENT DIRECTOR NOMINEE

Biography:

Ms. O’Sullivan is the Group Chief Financial Officer and Executive Director of Brambles Limited (Brambles), a logistics company with operations in over 60 countries (Australian Securities Exchange (ASX): BXBLY). She was appointed to her current executive role in November 2016 and was appointed to the Brambles board of directors in April 2017. From 2005 to 2015, she served in various roles of increasing responsibility at Coca-Cola Amatil Limited, an ASX-listed beverage company, including five years from 2010 to 2015 as the Group Chief Financial Officer. From 2000 to 2005, she served as Chief Financial Officer of the South Pacific Region of Yum! Brands, Inc., an American fast food corporation (New York Stock Exchange (NYSE): YUM). Ms. O’Sullivan also previously worked at PwC in Ireland and Australia. She is a Fellow of the Institute of Chartered Accountants in Ireland, holds a Bachelor of Commerce Degree from University College Dublin and is a graduate of the Australian Institute of Company Directors.

Committee Assignment: • New director nominee Australian Public Company Boards: • Brambles Limited (ASX: BXBLY) since April 2017

Skills and Qualifications:

•

Financial Expertise

•

Audit

•

Operations

•

International Business

•

Consumer-Packaged Goods Experience

•

Food and Beverage Company Experience

•

Chief Financial Officer Experience

•

M&A and Capital Markets

•

Other Director Experience

•

Outside Public Board Experience

DOUGLAS D. TOUGH
Age 70 Director of Molson Coors since: 2012 INDEPENDENT DIRECTOR

Biography:

Mr. Tough was the Chief Executive Officer of International Flavors & Fragrances (IFF), a creator and manufacturer of flavors and fragrances, from March 2010 to September 2014. He also served as IFF’s Chairman of the board of directors from March 2010 to December 2014. After joining IFF’s board of directors in 2008, he served as its non-executive Chairman of the board from October 2009 to March 2010, when he became IFF’s Chief Executive Officer. Mr. Tough holds an M.B.A. from the University of Western Ontario and a B.B.A. from the University of Kentucky.

	Committee Assignment: • Compensation & HR	Skills and Qualifications: • Multi-brand International Company Experience • Food and Beverage Company Experience • P&L Management • Public Company CEO Experience • Outside Public Board Experience

LOUIS VACHON
Age 57 Director of Molson Coors since: 2012 INDEPENDENT DIRECTOR

Biography:

Mr. Vachon has served as President and Chief Executive Officer of the National Bank of Canada since June 2007. He has also served as a director of the National Bank of Canada since 2006. He has been with National Bank of Canada since 1996, where he has taken positions of increasing responsibility. He also currently serves as a director of the Business Council of Canada and CH Group Inc., and has, in the past, held a variety of other board positions. Most recently, he served as a director of Fiera Capital Corporation from April 2012 until January 2017. In 2016, he was appointed as a member of the Order of Canada and was the recipient of the Global Citizens Award from the United Nations Association in Canada. In 2014, Mr. Vachon was named Chief Executive Officer of the year by the Canadian Business magazine. Mr. Vachon holds a Master of International Business degree in international finance from the Fletcher School at Tufts University, a Bachelor of Arts degree in economics from Bates College and a CFA certification from the CFA Institute. Mr. Vachon was knighted by the Ordre de Montréal in 2018.

	Committee Assignment: • Finance Canadian Public Company Boards: • National Bank of Canada (TSX: NBC) since 2007	Skills and Qualifications: • Financial Markets • Financing • Strategy • Experience as a Chief Executive Officer • Canadian Market Experience • Outside Public Board Experience

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     17

Back to Contents

JAMES "SANDY" A. WINNEFELD, JR.
Age 63 INDEPENDENT DIRECTOR NOMINEE

Biography:

Admiral Winnefeld retired from the United States Navy in July 2015 after serving as the ninth Vice Chairman of the Joint Chiefs of Staff, and the United States’ number two ranking military officer, from August 2011 until July 2015. Prior to his retirement, Admiral Winnefeld had a 37-year career in the United States Navy, serving in various positions of increasing responsibility, including Commander, U.S. Northern Command, Commander, North American Aerospace Defense Command, Commander, U.S. Sixth Fleet, and Commander, Allied Joint Command Lisbon. He is currently a Professor of International Affairs at the Sam Nunn School of International Affairs at the Georgia Institute of Technology and a Senior Non-Resident Fellow at the Belfer Center for Science and International Affairs at the Kennedy School at Harvard University. Since January 2017, Admiral Winnefeld has served on the board of directors of Raytheon Company (Raytheon), a NYSE-listed major U.S. defense contractor and industrial corporation (NYSE: RTN), and currently serves on Raytheon’s finance, compensation and special activities committees. Admiral Winnefeld has also served as a director of various private companies, including Alliance Laundry Systems LLC, a privately-held laundry equipment manufacturer, Cytec Defense Materials LLC, a privately-held composite materials distributor, for which he also serves as chairman, and Enterprise Holdings, Inc., a privately-held vehicle rental, fleet management and automobile sales company. He is also an advisor to various companies, including BDT Capital Partners, LLC, a private equity firm, and a strategic advisor to the U.S. Chamber of Commerce, among others. Admiral Winnefeld and his spouse Mary are also the co-founders of the non-profit organization, Stop the Addiction Fatality Epidemic. In addition, he is a member of the Georgia Institute of Technology Advisory Board and the Board of Advisors of the Georgia Institute of Technology Research Institute and a Trustee of the Naval Academy Foundation athletics and scholarship programs. Admiral Winnefeld holds a Bachelor of Aerospace Engineering from the Georgia Institute of Technology and is a graduate of the Naval War College and the Naval Nuclear Power School.

	Committee Assignment: • New director nominee Public Company Boards: • Raytheon Company (NYSE:RTN) since 2017	Skills and Qualifications: • Senior Leadership • Human Resource Management • Strategy • International and Governmental Affairs Experience • Corporate Governance • Outside Public Board Experience

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     18

Back to Contents

2020 NOMINEES FOR CLASS B DIRECTORS

ROGER G. EATON
Age 59 Director of Molson Coors since: 2012 INDEPENDENT DIRECTOR

Biography:

Mr. Eaton currently manages multiple business interests since his retirement as the Chief Executive Officer of KFC, a division of Yum! Brands, Inc. (NYSE: YUM), a position he held from August 2015 to March 2019. Prior to that, he held several US and international positions at Yum!. From April 2011 to August 2015 he served as the Chief Operations Officer of Yum!. From January 2014 to April 2015, he served as President of the KFC division, overseeing KFC’s business in the Middle East, Thailand, Asia Franchise Business Unit, Canada, Latin America, and the Caribbean. Additionally, in 2011 he served as the Yum! Operational Excellence Officer. From June 2008 to February 2011, he served as the Chief Executive Officer and President of KFC USA. Mr. Eaton holds a post graduate diploma in accounting and a bachelor’s degree in commerce from the University of Natal - Durban in South Africa. He passed the South African Public Accountants and Auditors Board exams in 1982, and is a member of the Australian Institute of Chartered Accountants.

Committee Assignment: • Audit

Skills and Qualifications:

•

Financial Expert

•

Global Retail Brand Management

•

P&L Management and Operations

•

International Business Experience

•

Audit Experience

•

Experience as a Chief Executive Officer

CHARLES M. HERINGTON
Age 60 Director of Molson Coors since: 2005 INDEPENDENT DIRECTOR

Biography:

Mr. Herington has served as Vice Chairman and President at Zumba Fitness LLC since August 2013. In May 2018, he was appointed to the board of Gildan Activewear, Inc. (NYSE/TSX: GIL) and serves on the compensation and human resources committee as well as the corporate governance and social responsibility committee. He also sits on the boards of Klox Technologies and Hy Cite Enterprises LLC. He previously served as a director of NII Holding (Nextel International) where he also served as Chairman of the compensation committee between 2003 and 2013. He also served as a director of our predecessor company, Adolph Coors Company, since 2003. From March 2006 to August 2012, he held positions of increasing responsibility leading up to office of the Chairman/EVP of Emerging and Developing Market Group at Avon Products Inc., a global consumer products company. From 1999 to 2006, Mr. Herington was President and Chief Executive Officer of AOL Latin America. Prior to that, he served as President at Revlon Latin America from 1997 to 1999. From 1990 to 1997, he held a variety of executive positions in several different geographies leading to division president with Pepsico Restaurant International. From 1981 to 1990, he held various marketing and executive positions in different countries at Procter & Gamble. Mr. Herington holds a degree in Chemical Engineering and Systems from the Instituto Tecnologico y de Estudios Superiores de Monterrey.

Committee Assignment: • Audit U.S. Public Company Boards: • Gildan Activewear Inc. (NYSE/TSX: GIL) since 2018

Skills and Qualifications:

•

P&L Management and Operations

•

Marketing

•

Brand Building

•

General Management

•

Multicultural Lens from Living in Five Countries

•

Canada, U.S., Latin America, Central and Eastern European Market Experience

•

Outside Public Board Experience

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     19

Back to Contents

H. SANFORD RILEY
Age 69 Director of Molson Coors since: 2005 INDEPENDENT DIRECTOR

Biography:

Mr. Riley has served as President and Chief Executive Officer of Richardson Financial Group Limited, a specialized financial services company, since 2003. In addition, he is a director of the two public companies noted below. Mr. Riley previously served as a director of GMP Capital, Inc. (TSX: GMP), an investment dealer, from 2009 to 2017, Manitoba Telecom Services Inc. (TSX: MBT) from 2011 to 2017 and Manitoba Hydro, a Canadian Crown corporation, where he also served as Chairman of the board of directors from May 2016 to March 2018. He has also previously served as a director of Molson, Inc. Mr. Riley is also involved with various community organizations, including serving as Chairman of the University of Winnipeg Foundation past Chancellor of the University of Winnipeg and past Chairman of the Manitoba Business Council. Mr. Riley holds a J.D. from Osgoode Hall Law School, a Bachelor of Arts degree from Queen’s University and is a Member of the Order of Canada.

Committee Assignment: • Compensation • Nominating & HR Canadian Public Company Boards: • Canadian Western Bank (TSX: CWB) since 2011 • The North West Company (TSX: NWC) since 2002 (current chairman)

Skills and Qualifications:

•

Financial Expertise

•

P&L Management and Operations

•

Corporate Governance

•

Leadership in Highly Regulated Global Industry

•

Experience as a Chief Executive Officer

•

Outside Public Board Experience

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     20

Back to Contents

Board Mix

(1)

2019 United States Spencer Stuart Board Index.

(2)

Age as of the Record Date.

(3)

Tenure measured from the February 2005 merger of Molson Inc. with and into Adolph Coors Company LLC.

Board Skills & Experience and Demographic Matrix

This table provides a summary view of the qualifications, experience and demographic information of each director nominee.

*

Tenure and age calculated as of the Record Date.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     21

Back to Contents

Position of Director Emeritus

Eric H. Molson (formerly the Chair of our Company) has served as a Director Emeritus for our Company since May 2009. Mr. Molson may provide consulting and advisory services to the Board as requested and may be invited to attend meetings of our Board on a non-voting basis.

Family Relationship Disclosure

Peter H. Coors and David S. Coors are father and son. Andrew T. Molson and Geoffrey E. Molson are brothers. Eric H. Molson is the father of Andrew T. Molson and Geoffrey E. Molson.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     22

Back to Contents

Board of Directors and Corporate Governance

We are committed to strong corporate governance, corporate responsibility and the accountability of our Board and our senior management team to our stockholders. Our Board is elected annually by the stockholders to oversee their interests in the long-term success of our Company and our operating segments.

KEY CORPORATE GOVERNANCE DOCUMENTS

Please visit our website at www.molsoncoors.com to view the following documents:

Restated Certificate of Incorporation, as amended to date (Restated Certificate of Incorporation)

Fourth Amended and Restated Bylaws (Bylaws)

Code of Business Conduct

Board of Directors Charter & Corporate Governance Guidelines (Board Guidelines)

Board Committee Charters, including those of: the Nominating Committee, the Compensation & HR Committee, the Audit Committee and the Finance Committee

Sustainability, Corporate Governance Guidelines and Code of Business Conduct

SUSTAINABILITY

We believe in producing beverages we can be proud of. Our Beer Print is integral to our business strategy, and includes our commitments to governance, ethics, alcohol responsibility, environmental stewardship, sustainable sourcing, and investments in our people and communities that we believe create long term value for society, stockholders, and our other stakeholders.

The Audit Committee assists the Board in overseeing our sustainability efforts. In addition, our Sustainability Leadership Council, consisting of executive leadership and senior managers of key corporate functions, meets several times a year and provides governance and accountability for delivering performance against Our Beer Print 2025 goals, which are described below.

In 2012, Molson Coors became a charter member of the International Alliance for Responsible Drinking (IARD). This collaborative industry body represents the 12 largest global brewers, distillers and vintners, and partners with the public sector, civil society and private stakeholders to work toward a 10% reduction in harmful use of alcohol by 2025.

In 2017, we launched Our Beer Print 2025 strategy, which includes a set of ambitious goals to take us to 2025. Informed by a materiality assessment and with the United Nations Sustainable Development Goals in mind, we focused our efforts where we believe we can have the most positive impact on our business and society. We established goals across three pillars - Responsibly Refreshing, Sustainably Brewing and Collectively Crafted - that aim to address the shifting expectations of our consumers and stakeholders, while we continue to drive our operations to be even more resource efficient and resilient.

In 2019, we launched a set of new global packaging goals to reduce plastics in our packaging, aiming for 100% of our packaging to be reusable, recyclable, compostable or biodegradable by 2025. We also strengthened our goals to drive down packaging emissions, use more recycled materials in our plastic packaging and improve recycling solutions in our key markets.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     23

Back to Contents

Below are the priority areas that make up Our Beer Print 2025 strategy and the sustainability goals we aim to achieve:

Responsibly Refreshing	Sustainably Brewing	Collectively Crafted

Prevention of alcohol-related harm in all our countries where we have brewing and selling operations

Partner with other global alcohol producers to achieve 10% reduction globally in harmful alcohol use

Responsible marketing and advertising of all products

Deliver nutritional information, alcohol serving facts and ingredients for all our products

Low- or no-alcohol choices in all our countries where we have brewing and selling operations

Improve water-use efficiency in our primary breweries to achieve a 2.8 hl/hl water-to-beer ratio

Protect local water resources in partnership with others

Reduce carbon emissions across our operations by 50%, and throughout our value chain by 20%

Achieve zero waste to landfill at all our brewing and major manufacturing facilities

Make 100% of packaging reusable, recyclable, or compostable

Incorporate at least 30% recycled content in our plastics packaging

Improve recycling infrastructure and support a better recycling system for communities, government and industries

Improve water-use efficiency of our agricultural supply chain by 10%

100% of barley and hops sourced from sustainable suppliers in key growing regions

Recognition on the Great Place to Work® Index

Greater health and safety in the workplace with 40% reduction in Lost Time Accident rate

$100 million investment aiming to improve livelihoods, foster empowerment and build resilient communities

Ethical and sustainable supply chain practices

Supplier diversity across the business

Molson Coors has been recognized on the Dow Jones Sustainability North America Index for nine consecutive years for our sustainability performance.

More information about our 2025 agenda and the progress we’ve made can be found on our sustainability website, www.OurBeerPrint.com, which includes:

Our Beer Print Report 2019, which presents our 2025 strategy and highlights of our work across our three pillars; and

Environment, Social and Governance (ESG) Report, which offers greater detail on Molson Coors’ sustainability performance.

Please note, the information provided on our website (or any other website referred to in this Proxy Statement) is not part of this Proxy Statement and is not incorporated by reference as part of this Proxy Statement.

The statements above regarding Our Beer Print 2025 goals are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (Exchange Act). Forward-looking statements are subject to risks and uncertainties that could cause actual results to be materially different from those indicated (both favorably and unfavorably). These risks and uncertainties include, but are not limited to, those described in Part I-Item 1A “Risk Factors” of our Annual Report, and those described from time to time in our past and future reports filed with the Securities and Exchange Commission (SEC).

CORPORATE GOVERNANCE GUIDELINES

Our full Board, which is majority independent, oversees the corporate governance of our Company. Our Board has adopted our Board Guidelines to promote effective corporate governance and proper functioning of our Board and its Committees. The guidelines set forth a common set of expectations as to how our Board should function. The guidelines provide, among other things, guidance on the composition of our Board, the criteria to be used in selecting director nominees, retirement of directors, expectations of our directors and evaluation of performance of our Board and its Committees. Our Board regularly reviews developments in corporate governance and considers stockholder feedback to respond to new developments as necessary and appropriate.

CODE OF BUSINESS CONDUCT

All of our directors and employees, including our CEO, Chief Financial Officer (CFO) and other senior financial and executive officers, are bound by our Code of Business Conduct which complies with the requirements of the NYSE and the SEC to ensure that our business is conducted in a legal and ethical manner. The Code of Business Conduct covers all areas of professional conduct, including employment policies, conflicts of interest, fair dealing and the protection of confidential information,

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     24

Back to Contents

as well as strict adherence to all laws and regulations applicable to the conduct of our business. We will disclose future amendments to, or waivers from, certain provisions of the Code of Business Conduct for executive officers and directors on our website at www.molsoncoors.com within four business days following the date of such amendment or waiver.

Board and Committee Governance

BOARD LEADERSHIP STRUCTURE

We separate the roles of Chair and CEO. According to our Bylaws, the Chair is appointed by the Class A-C Nominating Subcommittee or the Class A-M Nominating Subcommittee, alternating on a biennial basis. Andrew T. Molson was appointed Chair by the Class A-M Nominating Subcommittee effective May 2019, and he will serve in this position until the 2021 Annual Meeting of Stockholders.

BOARD SIZE

Our Board has currently set the number of directors at 15, consisting of 12 Class A directors and three Class B directors. However, only 14 directors are being nominated for election at the Annual Meeting, leaving one Class A director vacancy. Our Board does not currently plan to fill the Class A director vacancy.

Our Restated Certificate of Incorporation and Bylaws allow for our Board to change its size by resolution which must be approved by at least two-thirds of the authorized number of directors (including vacancies), provided that any decrease in the number of directors to less than 15 must be approved by the holders of the Class A common stock and Special Class A voting stock, voting together as a class.

BOARD’S ROLE IN RISK OVERSIGHT

Our Board is responsible for overseeing our enterprise risk management program (ERM Program) to ensure it is appropriately designed to identify and manage the principal risks of our business. Our Board realizes that the achievement of our strategic objectives necessarily involves taking calculated risks, and that, as our business evolves, risks applicable to our business change. The ERM Program is designed to enable us to appropriately identify, monitor, manage, prioritize and mitigate these risks, and foster a culture of integrity, risk awareness and compliance within our Company. Our Board has also tasked its committees as designated below with certain risk management categories, and these committees regularly report to our Board:

Board/Committee	Primary Areas of Risk Oversight
Board

Adopting a strategic planning process and approving annually a strategic plan, taking into account the risks of our business

Ensuring the dedication of resources and implementation of appropriate systems to manage the principal risks of our business

Oversight and monitoring of our ERM Program (shared with the Audit Committee)

Oversight over all related party transactions (shared with the Audit Committee)

Annual review of the risk program

Review regular reports from management on material risks, the degree of exposure to those risks, and plans to address such risks

Review reports on risk assessment from the Audit and Compensation & HR Committees

Audit Committee reports are regularly provided to our Board

Compensation & HR Committee reports are provided to our Board as appropriate

Audit Committee

Oversight and monitoring of our risk management efforts, including our ERM Program (shared with our Board) and anti-hedging, anti-pledging and anti-short sale policy, and corporate responsibility, alcohol policy and sustainability efforts and related performance

Oversight of the management of our major financial risks, cybersecurity risks and the steps management has taken to monitor and control such risks

Oversight over all related party transactions (shared with our Board)

Oversight of our internal controls and internal audit function

Compensation & HR Committee	Oversight of the risks relating to our compensation plans Oversight over the Company’s human resource and talent management programs
Finance Committee	Oversight of our financial position and policies, including the risks related to our capital structure, debt portfolio, pension plans, taxes, currency risk and hedging programs

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     25

Back to Contents

Management is charged with managing the business and the risks associated with the enterprise and reporting regularly to our Board. Management primarily regulates risk through the ERM Program, robust internal processes and control environments, comprehensive internal and external audit processes, a strong ethics and compliance department and by adhering to the Code of Business Conduct and our other polices. Management routinely communicates business risks identified through the ERM Program, or otherwise, with our Board, the committees thereof and individual directors.

Our Compensation & HR Committee believes that we have no compensation policies or programs that give rise to risks reasonably likely to have a material adverse effect on our Company.

Our Board believes its leadership structure is appropriate because it effectively allocates authority, responsibility and oversight between management and the non-management directors, including with respect to risk oversight.

To learn more about the risks we face, you can review the risk factors included in Part I, “Item 1A. Risk Factors”, of the Annual Report, and those described from time to time in our past and future reports filed with the SEC.

BOARD COMPOSITION AND REFRESHMENT

In accordance with the Board Guidelines, the Board considers the following objectives in determining the appropriate size and composition of the Board:

1.

The size of the Board should facilitate substantive discussions by the whole Board in which each director can participate meaningfully; and

2.

The composition of the Board should encompass a broad range of skills, expertise, industry knowledge, diversity of opinion, and contacts relevant to our business.

In addition to the above considerations, our Board Guidelines require our Board and Nominating Committee to base director nominations on criteria that reflect the best interests of our Company, stockholders and corporate responsibilities. In doing so, our directors strive to attain the appropriate balance and diversity of background and experience on our Board.

According to our Board Guidelines, the factors considered for the selection of director nominees to serve on the Board include, but are not limited to, the individual’s:

diversity of opinion, personal and professional background and experience, as well as gender, race or ethnicity, nationality or country of origin diversity;

personal qualities and characteristics, accomplishments and reputation in the business community;

current knowledge and contacts in the communities in which we do business and in our industry or other industries relevant to our business;

ability and willingness to commit adequate time to our Board and committee matters;

skills, personality and compatibility with our other directors and potential directors in an effort to build a Board that is effective, collegial and responsive to our needs; and

characteristics as they correspond with the perceived needs of our Company and our Board and its committees at the time.

While we do not have a formal diversity policy, our Board and Nominating Committee consider various diversity factors, including gender, race, ethnicity, nationality, and country of origin, as part of the assessment of director nominees to serve on our Board. In addition, the Board revised our Board Guidelines to require the Nominating Committee to instruct any search firm engaged to identify director candidates to identify director candidates who would, in addition to bringing skills and experience to the Board, also add to gender, racial or ethnic diversity to the Board.

The Board periodically reviews and assesses its composition and takes into consideration factors that may impact Board turnover and refreshment. The Board has implemented in the Board Guidelines a retirement age policy in which no person is eligible for nomination or election to our Board if such person has reached the age of 72 by the calendar year-end immediately preceding our next annual meeting. While the policy provides that our Board may approve an exception to this guideline on a case-by-case basis in rare circumstances, our Board does not currently plan to waive the retirement age guideline for directors that will reach this retirement age prior to 2024. These retirement-age restrictions do not apply to our non-independent Class A directors.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     26

Back to Contents

NOMINATION PROCESS

Potential director nominees may come to our attention through recommendation by management, current members of our Board, our stockholders or third party search firms hired to identify and/or evaluate potential nominees. After our Board considers the qualifications outlined above to strike the appropriate balance and diversity of background and experience as well as feedback from any third party search firms hired to evaluate potential nominees, candidates are formally nominated and vacancies are filled in accordance with the terms of our Restated Certificate of Incorporation as follows:

Body to Nominate or Fill Vacancy	Director Nominees
Entire Board Majority independent

Three director nominees to be elected by holders of Class B common stock and Special Class B voting stock, voting together as a class

All nominees must be independent

Nominations must be approved by at least two-thirds of the authorized number of directors (including vacancies)

Nominating Committee: One independent director Class A-C Nominating Subcommittee Class A-M Nominating Subcommittee

Two director nominees to be elected by holders of Class A common stock and Special Class A voting stock, voting together as a class

Must include the CEO of our Company (currently Gavin D.K. Hattersley) and one member of management approved by at least two-thirds of the authorized number of directors (currently vacant)

Class A-C Nominating Subcommittee(1): Peter H. Coors Peter J. Coors(2)	Five director nominees to be elected by holders of Class A common stock and Special Class A voting stock, voting together as a class (Coors Directors) A majority must be independent
Class A-M Nominating Subcommittee(1): Andrew T. Molson Geoffrey E. Molson	Five director nominees to be elected by holders of Class A common stock and Special Class A voting stock voting together as a class (Molson Directors) A majority must be independent
(1)

The Class A-C Nominating Subcommittee and the Class A-M Nominating Subcommittee each cease to have the power to make nominations and fill vacancies if the Coors Trust and certain Coors family stockholders, in the case of the Class A-C Nominating Subcommittee, or Pentland Securities (1981) Inc. (Pentland) and certain Molson family stockholders, in the case of the Class A-M Nominating Subcommittee, fall below certain ownership thresholds. The required thresholds are all currently satisfied.

(2)

At its meeting held on March 30, 2020, the Class A-C Nominating Subcommittee nominated David S. Coors, Peter H. Coors’ son and Peter J. Coors’ brother, to stand for election as a Coors Director. If elected, David S. Coors would replace Peter J. Coors on the Class A-C Nominating Subcommittee and the Nominating Committee.

CANDIDATES RECOMMENDED BY STOCKHOLDERS

Pursuant to our Board Guidelines, our Board will consider and evaluate a director candidate recommended by a stockholder in the same manner as candidates identified by other sources. Stockholders wishing to recommend a director candidate to serve on our Board may do so by providing advance written notice to us following the procedures set forth under Question 23 in the “Questions and Answers” section of this Proxy Statement. Any such recommendation must be accompanied by the information specified in Section 1.9.2 of our Bylaws.

DIRECTOR INDEPENDENCE

Although not required due to our “controlled company” status, a majority of the directors on our Board meet the NYSE Listing Standards definition of independence. In addition, our Restated Certificate of Incorporation contains provisions intended to ensure that at all times a majority of our directors are independent from our management. Specifically, our Restated Certificate of Incorporation defines an independent director as any director who is independent of management and is free from any interest and any business or other relationship (other than interests or relationships arising from ownership of shares of our stock) which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of our Company.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     27

Back to Contents

The following director nominees are independent under the NYSE Listing Standards and our Restated Certificate of Incorporation:

Independent Directors(1)
Roger G. Eaton	H. Sanford Riley
Mary Lynn Ferguson-McHugh	Douglas D. Tough
Charles M. Herington	Louis Vachon
Iain J.G. Napier	James “Sandy” A. Winnefeld, Jr.(2)
Nessa O’Sullivan(2)
(1) Ms. DeVita and Mr. Hobbs, both determined to be independent, were not re-nominated to stand for re-election to the Board. (2) Ms. O’Sullivan and Admiral Winnefeld are director nominees.

The independence determination for the above continuing directors and nominees was made by our Board in meetings held in February and March 2020.

BOARD COMMITTEES

Our Board currently has four separately-designated committees: the Audit Committee, the Compensation & HR Committee, the Finance Committee and the Nominating Committee. In addition to the four current committees of our Board, our Board may from time to time establish additional committees.

As discussed on the previous page under “Nomination Process,” the Nominating Committee also has two sub-committees, which are required under our Restated Certificate of Incorporation.

The following table identifies the current members of each of our committees of our Board and the number of meetings held by each committee during 2019. As a “controlled company,” we are not required to follow typical director independence requirements for certain of our committees; however, other than the members of the Nominating Committee, which are prescribed by the terms of our Restated Certificate of Incorporation, each member of the other committees meets the definition of an independent director under the NYSE Listing Standards and our Restated Certificate of Incorporation.

Director Name	Audit(1)	Compensation & HR	Finance	Nominating
David S. Coors(2)				(2)
Peter H. Coors				(3)
Peter J. Coors				(2)
Betty K. DeVita(4)
Roger G. Eaton
Mary Lynn Ferguson-McHugh
Charles M. Herington
Franklin W. Hobbs(4)
Andrew T. Molson				(5)
Geoffrey E. Molson				(5)
Iain J.G. Napier
Nessa O’Sullivan
H. Sanford Riley
Douglas D. Tough
Louis Vachon
James “Sandy” A. Winnefeld, Jr.
Meetings Held in 2019	8	9	4	4
= Chair = Member
(1)

Immediately following the Annual Meeting, the Board will appoint at least one additional independent director to the Audit Committee.

(2)

We expect that David S. Coors will replace Peter J. Coors on the Class A-C Nominating Subcommittee and the Nominating Committee and serve as a Class A-C Nominating Subcommittee member if elected as a director.

(3)

Member of the Class A-C Nominating Committee Subcommittee.

(4)

Ms. DeVita and Mr. Hobbs were not re-nominated to stand for re-election to the Board, but Ms. DeVita will remain on the Audit Committee and Mr. Hobbs will remain on the Audit Committee and the Finance Committee, in each case, through the Annual Meeting.

(5)

Member of the Class A-M Nominating Committee Subcommittee.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     28

Back to Contents

Audit Committee

Primary Responsibility

Under the terms of its charter, our Audit Committee represents and assists our Board in overseeing:

the integrity of our financial reporting process and our financial statements;

our compliance with legal and regulatory requirements, and our ethics and compliance program, including our Code of Business Conduct;

our systems of internal control over financial reporting and disclosure controls and procedures;

our internal audit function;

the qualifications, engagement, compensation, independence and performance of our independent auditors, their conduct of the annual audit and their engagement for any lawful purposes;

our corporate responsibility, alcohol policy and sustainability efforts and related performance; and

our risk management efforts.

Under its charter, our Audit Committee is also charged with:

preparing the report that is required by the SEC to be included in this Proxy Statement;

providing an avenue of communication among our independent auditors, financial and senior management, internal audit department, ethics and compliance managers and our Board;

appointing (subject, if applicable, to stockholder ratification), retaining, compensating, evaluating and terminating the independent auditors, including sole authority to approve all audit engagement fees and terms;

overseeing the work of the independent auditors, including resolution of disagreements between management and the independent auditors regarding financial reporting; and

subject to the requirements of our Bylaws, considering issues involving related person transactions, considering for approval any such related person transactions in accordance with our related person transaction policy, if practicable approving such transactions before they are entered into, and periodically reviewing ongoing related person transactions.

Together with management, internal audit, and our independent auditors, our Audit Committee reviews and discusses our policies and procedures regarding assessment and management of emerging and principal risks facing us, including those related to our tax and finance compliance activities, our technology and information security, and sustainability, as applicable, including our major financial risk exposures, the ERM Program and the steps management has taken to monitor and control such exposures. In addition, our Audit Committee oversees our Insider Trading Policy (as defined herein), which includes our anti-pledging policy, in order to protect us against potential risks resulting from any pledging of our stock. Furthermore, our Audit Committee reviews with management and our independent auditors:

accounting principles and financial statement presentations, including significant changes in the selection or application of accounting principles;

the adequacy of our internal controls; and

the effects of regulatory and accounting initiatives on our financial statements.

For more information on the Audit Committee’s role in risk oversight see the discussion under “Board’s Role in Risk Oversight” section beginning on page 25.

The Audit Committee Report is included on page 72.

Independence

Each member of our Audit Committee meets the applicable independence requirements of the NYSE Listing Standards, our Restated Certificate of Incorporation and Rule 10A-3 under the Exchange Act. Our Board has determined that all the members of the Audit Committee are financially literate pursuant to the NYSE Listing Standards. Our Board determined that each of Roger G. Eaton and Franklin W. Hobbs is an “audit committee financial expert,” as defined under SEC regulations.

Compensation & HR Committee

Primary Responsibility

Under the terms of its charter, our Compensation & HR Committee has the responsibility for establishing and reviewing the overall compensation philosophy of our Company, and evaluating and approving compensation plans, programs and levels primarily applicable to our executive officers. Our Board approves the compensation of our CEO and our Chair and Vice Chair of our Board if such person is an NEO. Our Compensation & HR Committee also makes all decisions regarding the implementation and administration of our incentive compensation, equity compensation and other benefit plans and programs, and oversees certain aspects of our retirement plans.

The Committee also oversees talent retention and development, including:

leadership development;

talent pipeline and succession planning, including for the CEO, executive officers and certain other senior managers;

programs and systems for performance management; and

our Company’s commitment to diversity.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     29

Back to Contents

Our Compensation & HR Committee may form one or more subcommittees, each of which may take such actions as may be delegated by our Compensation & HR Committee. Our Compensation & HR Committee may delegate its authority, except to the extent prohibited or restricted by applicable law or regulation or by our Restated Certificate of Incorporation or Bylaws.

The details of the processes and procedures used for determining compensation of our executive officers are set forth in the “CD&A” section beginning on page 41.

Our Compensation & HR Committee Report is included on page 57.

Our Compensation & HR Committee retained as its compensation consultant Willis Towers Watson (Compensation Consultant or Willis Towers) to provide independent advice and assist in the development and evaluation of the Company’s 2019 executive and director compensation policies and programs. After considering various factors as required by applicable NYSE rules and its charter, our Compensation & HR Committee concluded there were no conflicts of interest with Willis Towers.

Independence

Each member meets the applicable independence requirements of the NYSE Listing Standards, our Restated Certificate of Incorporation and applicable federal laws and regulations. Each member also qualifies as a “Non-Employee Director” for purposes of Rule 16b-3 under the Exchange Act.

Finance Committee

Primary Responsibility

Under the terms of its charter, our Finance Committee assists our Board in fulfilling its responsibilities relating to the oversight of our financial affairs, including overseeing and reviewing our financial position and policies, and approval of our financing activities.

The Finance Committee’s responsibilities and duties include:

monitoring our financial, hedging and investment policies and strategies, as well as our tax strategies and legal entity structure;

monitoring our financial condition and our requirements for funds, including, with respect to acquisitions and divestitures;

monitoring investment performance and funding of our pension funds;

monitoring our debt portfolio, interest rate risk and expense management, credit facilities and liquidity;

subject to certain issuances requiring Board approval or delegated to the CEO and CFO, reviewing and approving the amounts, timing, types, issuances, incurrence and terms of: (i) debt facilities, indentures or other arrangements for our indebtedness; and (ii) liability management transactions including amendments, purchases and repayments prior to maturity related to our then outstanding debt securities;

monitoring relationships with credit rating agencies and the ratings given to us;

periodically reviewing the results of our investment and hedging activities; and

monitoring and approving our dividend and share repurchase policies and programs provided that: (i) any proposed dividends, where the amount of the dividend differs from the amount of a dividend approved by our Board for the preceding quarter; and (ii) any share repurchase program, shall require recommendation by our Finance Committee to our Board and final approval by our Board.

Independence

Each member meets the independence requirements of the NYSE Listing Standards and our Restated Certificate of Incorporation.

Nominating Committee

Composition

Pursuant to our Restated Certificate of Incorporation, our Nominating Committee is required to be made up of five directors: two directors who make up our Class A-C Nominating Subcommittee; two directors who make up our Class A-M Nominating Subcommittee; and one independent director (as defined in our Restated Certificate of Incorporation).

Primary Responsibility

Under the terms of the Nominating Committee’s charter and our Restated Certificate of Incorporation, the responsibilities and duties of the Nominating Committee and its Nominating Subcommittees include, among other things:

recommending to our Board three candidates for election by the holders of our Class B common stock and our Special Class B voting stock;

nominating, directly or through its sub-committees, up to 12 candidates to stand for election by the holders of our Class A common stock and our Special Class A voting stock as further described in the “Nomination Process” section starting on page 27;

periodically evaluating and recommending criteria for selection of Board members to be adopted by the Nominating Committee and our Board;

monitoring and overseeing the annual evaluation of our Board;

reviewing and preparing for approval by our Board, our annual operating plan and the annual budget for the activities and operations of our Board;

periodically evaluating and recommending to our Board’s policies for retirement, resignation and retention of the directors;

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     30

Back to Contents

recommending for approval by our Board, memberships and chairmanships of the other committees of our Board (aside from the Nominating Committee);

identifying and recommending for approval by our Board, candidates for CEO of our Company; and

reviewing and recommending for approval by our Board, changes to our Board Guidelines.

Independence

As a “controlled company,” we are not required under applicable NYSE Listing Standards to have a nominating committee consisting entirely of directors who meet the independence requirements of the NYSE Listing Standards. Mr. H. Sanford Riley is independent under the NYSE Listing Standards and our Restated Certificate of Incorporation.

DIRECTORS’ ATTENDANCE

Our Board held 10 meetings during 2019. All incumbent directors attended 75% or more of the aggregate meetings of our Board and the committees of our Board on which they served during 2019. The directors are encouraged to attend the Annual Meeting. All directors serving at the time attended the 2019 annual meeting of stockholders.

BOARD AND COMMITTEE SELF-ASSESSMENTS

Pursuant to the Board Guidelines, our Board and its committees conduct annual self-assessments to evaluate the qualifications, experience, skills and balance of our Board and its committees and to ensure that they are working effectively. At the Board’s instruction, the corporate secretary’s office prepares and distributes anonymous self-assessment questionnaires to all directors, and the results of such questionnaires are discussed with our Board in detail. In addition, the independent member of our Nominating Committee periodically conducts one-on-one meetings with each member of our Board to receive additional feedback regarding director performance, Board and committee composition and effectiveness, and suggested areas of improvement.

EXECUTIVE SESSIONS OF NON-EMPLOYEE AND INDEPENDENT DIRECTORS

Our Board and each of our Board Committees generally hold executive sessions of its non-employee directors at each regularly scheduled meeting. In addition, the independent directors generally meet in executive sessions at each regularly scheduled Board meeting. Such executive sessions of independent directors are presided over by the independent member of the Nominating Committee, as set forth in the Board Guidelines.

Certain Governance Policies

HEDGING, PLEDGING AND SHORT SALE POLICIES

Under our global insider trading policy (Insider Trading Policy), directors, executive officers, including our NEOs, and other employees are prohibited from purchasing any financial instrument that is designed to hedge or offset any decrease in the market value of the individual’s securities holdings in our Company.

In addition, in November 2019, the Audit Committee adopted an enhanced anti-pledging policy, which is set forth in our Insider Trading Policy. The enhanced policy provides that directors, executive officers, including our NEOs, and other employees are prohibited from purchasing our securities on margin, borrowing against any account in which our securities are held or otherwise pledging securities as collateral for a loan, except they may pledge our securities as collateral for a loan (not including margin debt) with the prior approval of the: (i) CFO and (ii) Chief Legal Officer or Deputy Chief Legal Officer; provided further that proposed pledges by insiders (defined as a director or executive officer who is subject to Section 16 of the Exchange Act or any executive that is a direct report to the CEO) must also be approved by the Audit Committee as part of its risk oversight function prior to any such pledging.

Approval of such pledges may be granted only after considering the appropriate facts and circumstances, including the following factors:

the number of the pledged shares (including shares previously pledged) in relation to total number of shares outstanding and in relation to average daily trading volumes;

the total loan value versus the value of the pledged securities;

loan amount in relation to the average trading volume;

loan amount versus market capitalization;

the percentage of pledged shares versus the overall public float;

triggering events for any margin call;

whether pledged shares are collateral for other loans;

whether other collateral can be used to satisfy events of default;

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     31

Back to Contents

potential impacts to us or our stock price in the event of a forced sale;

factors that mitigate the likelihood of a forced sale, such as the availability and commitment of alternative collateral, or other considerations unique to the pledging party;

circumstances giving rise to the proposed pledge, including historical nature of prior pledges;

potential conflicts of interest (actual or perceived);

whether the pledge undermines equity incentive compensation by potentially shielding the proposed pledgor from the effects of poor company performance;

timing and insider trading considerations;

ability of the covered party to make the pledging decision and/or whether the covered party has disclaimed beneficial ownership of the underlying pledged shares;

other protections or commitments made by the pledgor to us;

the aggregate amount of pledged shares outstanding at any given time by the pledgor and any other directors, executive officers and employees; and

any other factors deemed relevant by the approving body.

In reviewing and granting any approval, the approving body may seek advice from our professional advisors.

Details of outstanding pledges of our securities are included within footnotes (4) and (5) in the Beneficial Ownership section, which begins on page 73 of this Proxy Statement.

As part of its risk assessment and risk management oversight responsibilities, the Audit Committee has evaluated the outstanding pledges of our securities, both on an individual and in an aggregate basis, including the potential impacts to us and our stock price in the event of a forced sale and does not believe they are reasonably likely to have a material adverse effect on us. In addition, the Audit Committee has reviewed and approved our risk management plans in the event of a forced sale or other potential event of default under these pledging arrangements.

Our directors, executive officers, including our NEOs, and other employees are also prohibited from engaging in short sales related to our common stock and the exchangeable shares issued by Exchangeco.

CLAWBACK POLICY

We adopted an enhanced clawback policy that applies to compensation paid in and after fiscal year 2015. Under the policy, we will use reasonable efforts to recoup from our current and former executive officers and other employees designated by our Board or our Compensation & HR Committee any excess incentive-based compensation awarded as a result of an accounting restatement due to material noncompliance with financial reporting requirements under the U.S. federal securities laws regardless of whether such officers were at fault in the circumstances leading to the restatement.

The Compensation & HR Committee intends to modify this policy based on the requirements to be issued by the NYSE pursuant to the mandate of Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as amended (Dodd-Frank) once the NYSE rules are finalized.

STOCKHOLDER ENGAGEMENT

Our Practices

We believe it is essential to actively engage with our stockholders to discuss and receive feedback regarding matters of importance to them. Accordingly, we are committed to the following practices to build and maintain relationships and trust with our stockholders:

conducting annual outreach to non-affiliated stockholders to discuss and seek input on our corporate governance policies, our sustainability efforts, our compensation policies and practices and any other topics requested by the stockholders;

engaging at stockholders’ request to address questions and concerns regarding the Company;

providing stockholder feedback to the Board on a regular basis; and

considering and reflecting stockholder feedback in our periodic review and update of policies and practices.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     32

Back to Contents

How We Responded

Based on feedback we received as a result of our annual calls with our non-affiliated stockholders, we have made a number of enhancements to our corporate governance policies and disclosures. Below are a few examples of the changes made based on feedback from our non-affiliated stockholders:

In late 2017 we revised our Board Guidelines to expand the various types of diversity that the Board considers in evaluating director nominees and board composition;

In late 2018 we further revised our Board Guidelines to require the Nominating Committee to instruct any search firm requested to furnish a list of prospective director candidates to identify director candidates who would, in addition to bringing skills and experience to the Board, also add to gender, racial or ethnic diversity on the Board;

In this Proxy Statement we have updated our sustainability disclosures (see page 23) to highlight the steps we have taken and continue to take to achieve Our Beer Print 2025 strategy and our sustainability goals; and

In 2019, the Audit Committee approved an enhanced anti-pledging policy as part of the Insider Trading Policy.

Access to Our Directors

Stockholders and other interested parties may communicate directly with members of our Board as described in Question 22 in the “Question and Answers” section on page 84.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     33

Back to Contents

Director Compensation

General

We use a combination of cash and stock-based compensation to ensure desired stability of our Board and to secure our ongoing ability to attract high-caliber individuals to serve on our Board. The Compensation & HR Committee, with assistance from the independent Compensation Consultant, reviews and makes recommendations to our Board annually with respect to the form and amount of director compensation. In setting director compensation, the Compensation & HR Committee considers the significant amount of time that directors expend in fulfilling their duties to our Company, the skill level required of our Board members, as well as the compensation of directors at our peer companies. Our overall director compensation philosophy is to target the median of our peer group (see page 47 for our peer group) for both cash and stock-based compensation.

2019 Compensation

For 2019, directors received an annual cash retainer and an annual equity grant in the form of restricted stock units (RSUs). All directors are reimbursed for any expenses incurred while attending our Board or any committee meetings and in connection with any other Company business. Board members also received tax reporting and filing assistance given the complexities created by having Board meetings across multiple countries and tax jurisdictions. Below is an annual schedule of fees for 2019, approved by the Board of Directors on May 23, 2019. Fees paid are prorated according to dates of service.

Compensation Element	Members (non-Chair) ($)	Chair & Vice Chair of our Board ($)	Chair of the Audit Committee ($)	Chair of the Compensation & HR Committee ($)	Chair of the Finance Committee ($)
Cash Retainer	100,000	190,000	120,000	120,000	115,000
RSUs	145,000	145,000	145,000	145,000	145,000
Total	245,000	335,000	265,000	265,000	260,000

After a review of our peer group median reference points in 2019, the Compensation & HR Committee believes our director pay approximates the median of our peer group and thus recommended to, and the Board approved, no changes to director equity grants, Chair and Vice Chair retainers or Audit and Compensation Chair retainers. The Compensation & HR Committee recommended and the Board approved an increase to the Finance Chair retainer from $110,000 to $115,000.

Under our Directors’ Stock Plan, non-Molson and non-Coors family directors may elect to receive 0%, 50% or 100% of their annual cash retainer in the form of either: (i) shares of Class B common stock; or (ii) deferred stock units (DSUs), with the balance in each case being paid in cash. Molson and Coors family directors receive their entire retainer and any Chair or Vice Chair retainer, as applicable, in cash. DSUs represent the right to receive shares of Class B common stock when the director’s service on our Board terminates. Upon departure from the Board, directors who have elected DSUs are paid a cash amount equal to the dividends that would have been paid during the vesting period had each DSU been an actual share of Class B common stock.

Mr. Hattersley, as our President and CEO, does not receive any compensation for his service on the Board. See the “Executive Compensation” section beginning on page 58 for Mr. Hattersley’s compensation as President and CEO of the Company.

Director Stock Ownership Requirements

In order to further align the interests of directors with the long-term interests of our stockholders, our Board has determined that, by the end of his or her fifth year as a director, each director should own stock or stock equivalents with a value equal to five times his or her annual retainer. All of our directors currently meet or are on track to meet this requirement. Shares owned directly by the director, as well as the value of DSUs and unvested RSUs, are included in calculating ownership levels.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     34

Back to Contents

Director Compensation Table

The table below summarizes the compensation by our Company to directors for the year ended December 31, 2019.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation(3) ($)	Total ($)
Peter H. Coors(1)	190,000	145,044	11,993	347,037
Peter J. Coors(2)(4)	100,000	145,044	11,993	257,037
Betty K. DeVita(4)	100,000	145,044	13,135	258,179
Roger G. Eaton	120,000	145,044	35,296	300,340
Mary Lynn Ferguson-McHugh	100,000	145,044	11,993	257,037
Charles M. Herington	100,000	145,044	52,797	297,841
Franklin W. Hobbs(4)	100,000	145,044	50,840	295,884
Andrew T. Molson	154,643	145,044	11,993	311,680
Geoffrey E. Molson(5)	135,357	145,044	92,824	373,225
Iain J.G. Napier	120,000	145,044	25,028	290,072
H. Sanford Riley	100,000	145,044	42,702	287,746
Douglas D. Tough	100,000	145,044	16,772	261,816
Louis Vachon	115,000	145,044	29,160	289,204
(1)

In addition to his director compensation reflected in the table above, Peter H. Coors entered into a thirty-six-month fixed term employment agreement as CCRO which began on October 11, 2016. Per the agreement, Mr. Coors received an annualized base salary of $550,000 for the 12 months ended October 10, 2019. Mr. Coors also held cash settled RSUs on December 31, 2019 with a value of $215,600 and legacy pension benefits.

(2)

In addition to his director compensation reflected in the table above, Peter J. Coors received compensation of $216,901, which included salary, bonus and equity awards, in 2019 as an employee of our Company.

(3)

Represents dividend equivalents accrued in 2019 on unvested RSUs and DSUs. RSUs and DSUs granted to directors are the only stock awards that accrue dividend equivalents prior to vesting as of December 31, 2019.

(4)

Ms. DeVita and Messrs. Coors and Hobbs were not re-nominated to stand for re-election at the Annual Meeting.

(5)

In addition to dividend equivalents accrued in 2019 on unvested RSUs and DSUs of $11,993, Geoffrey E. Molson received $80,831 in 2019 for consultant services rendered to our Company in his ambassadorial role, both of which are shown in the “All Other Compensation” column above. A CAD to USD exchange rate of 0.7698 as of December 31, 2019 was used to convert Mr. Molson’s ambassadorial role fees.

FEES EARNED OR PAID IN CASH

For 2019, the directors made the following elections under our Directors’ Stock Plan:

Retainer paid in 100% Cash: Peter H. Coors, Peter J. Coors, Mary Lynn Ferguson-McHugh, Andrew T. Molson, Geoffrey E. Molson, H. Sanford Riley and Louis Vachon.

Retainer paid in 50% DSUs and 50% Cash: Iain J.G. Napier and Douglas D. Tough.

Retainer paid in 100% DSUs: Roger G. Eaton and Charles M. Herington.

Retainer paid in 50% Shares of Class B Common Stock and 50% Cash: Betty DeVita.

Retainer paid in 100% Shares of Class B Common Stock: Franklin W. Hobbs.

STOCK AWARDS

On May 23, 2019, each director received an annual equity grant of 2,441 RSUs with a grant date fair value of $59.42 per unit and an aggregate grant date fair value of $145,044. The grant date fair value is calculated in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification 718, Compensation-Stock Compensation (FASB Topic 718). The assumptions used to calculate these amounts are described in Note 13 “Share-Based Payments” to our Company’s consolidated financial statements in the Annual Report. The RSUs cliff vest on May 23, 2022, or upon retirement of the director from our Board, whichever comes first. Upon vesting of RSUs, the director is paid a cash amount equal to the dividends that would have been paid during the vesting period had each RSU been an actual share of Class B common stock.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     35

Back to Contents

Outstanding Equity Awards

The table below summarizes each director’s outstanding RSUs and DSUs as of December 31, 2019.

Name	RSUs(1)	DSUs(2)
Peter H. Coors	6,366	—
Peter J. Coors(3)	6,366	—
Betty K. DeVita(3)	6,366	583
Roger G. Eaton	6,366	12,615
Mary Lynn Ferguson-McHugh	6,366	—
Charles M. Herington	6,366	21,423
Franklin W. Hobbs(3)	6,366	19,820
Andrew T. Molson	6,366	—
Geoffrey E. Molson	6,366	—
Iain J.G. Napier	6,366	7,014
H. Sanford Riley	6,366	15,668
Douglas D. Tough	6,366	2,741
Louis Vachon	6,366	8,759
(1)

Represents the underlying shares of Class B common stock issuable upon vesting, retirement from our Board, death or disability, and settlement, as applicable.

(2)

Represents the underlying shares of Class B common stock issuable within thirty days after termination of service as a member of our Board, and settlement, as applicable.

(3)

Ms. DeVita and Messrs. Coors and Hobbs were not re-nominated to stand for re-election at the Annual Meeting.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     36

Back to Contents

Related Person Transactions

Approval of Related Person Transactions

Our Board has adopted a formal written policy for the review, approval and ratification of “related person” transactions. Under the policy, the Audit Committee is required to approve all related person transactions (except those transactions between us and affiliates or members of the Molson or Coors families, which require full Board of Director approval in accordance with our Bylaws) with an aggregate amount involved that will, or may be expected to, exceed $120,000. Other than salary and benefits to officers and employees in the ordinary course of business, any transaction between us and affiliates or members of the Molson or Coors families, regardless of the amount involved, requires Board approval under our Bylaws pursuant to the requirements set forth therein.

Under the policy, our directors, executive officers and beneficial owners of more than 5% of our Class A common stock, our Class B common stock, the Class A exchangeable shares, the Class B exchangeable shares or other voting securities (collectively, 5% beneficial owners) are expected to disclose the material facts of any transaction that could be potentially considered a “related person” transaction to our Company.

In determining whether to approve or ratify a transaction subject to the policy, the Audit Committee will review the relevant facts regarding the transaction including: (a) the extent of the related person’s interest in the transaction; (b) whether the transaction is on terms no less favorable than terms generally available to or from an unaffiliated third party under the same or similar circumstances; and (c) whether the related person transaction is consistent with the best interests of our Company and stockholders.

Each of the transactions and relationships set forth below were ratified and approved in the manner and to the extent required under our related party transaction policy or Bylaws, as applicable.

Certain Related Person Transactions

Eric H. Molson, the father of Andrew T. Molson and Geoffrey E. Molson, serves as a Director Emeritus. In connection with his role, he has the ability to recommend up to $325,000 per year in charitable contributions.

We have a contractual relationship with the Montreal Canadiens and Gestion evenko. Geoffrey E. Molson, a member of our Board, and Andrew T. Molson, our Chair, are affiliated with the general partner and one of the limited partners of CH Group Limited Partnership, the owner of the Montreal Canadiens, the Bell Centre, Spectra, Equipe and Gestion evenko. Geoffrey E. Molson is also the President and Chief Executive Officer of CH Group Limited Partnership. In 2019, we made payments totaling approximately CAD $5.8 million to the Montreal Canadiens in marketing, advertising, promotional endeavors and sponsorship rights in the ordinary course of business and the Montreal Canadiens or its affiliates made payments totaling approximately CAD $3.5 million to us according to the terms of our agreements and purchased our products in the ordinary course of business. In 2019, we made payments totaling approximately CAD $1.5 million to Gestion evenko in marketing, advertising and promotional endeavors in the ordinary course of business. The business relationships have been in place for many years and our Board has determined they are fair and reasonable and comparable to market conditions for similar business relationships.

In addition, in connection with the sale by one of our predecessor entities of its ownership interest in the Montreal Canadiens (the “Canadiens Transaction”), such predecessor agreed to assume the liability associated with the Montreal Canadiens Deferred Compensation Plan (MCDC) for the benefit of the Montreal Canadiens’ players and coaches. During 2019, we made annual pension payments of approximately CAD $181,000 under the MCDC. Further, during 2019, we received a payment from the Montreal Canadiens of approximately CAD $2.0 million in connection with a purchase price adjustment related to the Canadiens Transaction.

We have an ongoing business relationship with RES PUBLICA and its subsidiary, NATIONAL Public Relations, for strategic public relations services. Geoffrey E. Molson and Andrew T. Molson are affiliated with RES PUBLICA. Andrew T. Molson is also a partner and the Chairman of RES PUBLICA, and Geoffrey E. Molson is a member of its board of directors. In 2019, we made payments to NATIONAL Public Relations and RES PUBLICA totaling approximately CAD $176,000 and CAD $18,000, respectively, for strategic public relations services. The business relationship has been in place for many years, and our Board has determined it is fair and reasonable and comparable to market conditions for similar business relationships.

From time to time, we employ members of the Coors and Molson families, which together own a controlling interest in our Class A shares of our Company. Hiring and placement decisions are made based upon merit and compensation packages that are offered commensurate with policies in place for all employees of Molson Coors. Peter J. Coors (son of Peter H. Coors and brother of David S. Coors) and David S. Coors (son of Peter H. Coors) are employed by the Company, each in non-executive positions. In 2019, director nominee, David S. Coors received compensation in the ordinary course of business of approximately $280,000, which included salary, bonus and equity awards. Our policies and procedures for review, approval and ratification of related person transactions did not require review, approval or ratification of David S. Coors’ compensation because it was limited to salary and benefits paid to an employee in the ordinary course of business. Please see the “Director Compensation” section beginning on page 34 for a description of, Peter H. Coors’ and Peter J. Coors’ compensation as non-executive employees and in their respective roles as directors of our Company.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     37

Back to Contents

Management

Executive Officers

The following persons hold the executive officer positions at Molson Coors as further described below as of the Record Date.

GAVIN D.K. HATTERSLEY
Age 57	President and CEO of Molson Coors since: September 2019 Business Experience: See page 15.

TRACEY I. JOUBERT
Age 53	CFO of Molson Coors since: November 2016 Business Experience:

Prior to her current role, Ms. Joubert served as the Chief Financial Officer and Executive Vice President of MillerCoors from 2012 to November 2016. Prior to entering that role in 2012, Ms. Joubert served as Vice President of Finance, Planning & Analysis and Controller since the formation of MillerCoors in 2008. Before joining MillerCoors, she served as Director of Finance and Group Services at Miller Brewing Company. She began her career in beer with SAB Limited in Johannesburg, South Africa, where she served as Financial Manager of technical accounting and Financial Manager of finance services. Prior to joining SAB Limited, she was Financial Manager at Barloworld, Ltd and articled at KPMG South Africa. In November 2017, Ms. Joubert was appointed to the board of directors of Cooper Tire & Rubber Company (NYSE: CTB), a publicly-traded manufacturer and marketer of replacement tires. She also serves on the Board of Trustees for the Boys and Girls Clubs of Milwaukee.

Education:
Ms. Joubert holds bachelor’s degrees in commerce and accounting from the University of Witwatersrand in South Africa. She passed the Public Accountants and Auditors Board exams in 1989.

SIMON J. COX
Age 52	President and Chief Executive Officer of Molson Coors Europe since: January 2015 Business Experience:

Prior to his current role, Mr. Cox served as Managing Director for Molson Coors UK from September 2012 until December 2014. He joined Molson Coors in 2005 as Director of Supply Chain Strategy based in U.K. and developed increasing responsibility through senior positions as Strategy Director and Managing Director-Independent On-Premise. Before joining Molson Coors, Mr. Cox held a number of senior leadership positions within Carlsberg, a global brewer.

Education:
Mr. Cox holds a degree in Biochemistry from Manchester University.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     38

Back to Contents

PETER MARINO
Age 47	President, Emerging Growth since: November 2019 Business Experience:

Prior to his current role, Mr. Marino served as President of Tenth & Blake, our U.S. craft beer division, from September 2017 to October 2019. He served as Chief Public Affairs and Communications Officer for MillerCoors from September 2014 to September 2017, overseeing all communications, corporate, community and government affairs for MillerCoors. Mr. Marino joined MillerCoors in August 2012.

Education:

Mr. Marino holds a Masters of Business Administration degree from the Anderson School at the University of California - Los Angeles and a bachelor's degree in journalism from the University of Wisconsin - Madison.

E. LEE REICHERT
Age 53	Chief Legal and Government Affairs Officer of Molson Coors since February 2018; and Secretary of Molson Coors since: 2016 Business Experience:

Prior to his current role, Mr. Reichert served as Deputy General Counsel of Molson Coors from 2012 to 2018 and as Chief Legal Officer of Molson Coors International from 2011 to 2017. Prior to joining Molson Coors, he was a partner at Lathrop & Gage, where he served on the firm’s Executive Committee. He is an elected member of the American Law Institute.

Education:
Mr. Reichert holds a J.D. from University of Illinois College of Law and a bachelor’s degree from Colgate University.

MICHELLE ST. JACQUES
Age 42	Chief Marketing Officer since: November 2019 Business Experience:

Prior to her current role, Ms. St. Jacques served as Chief Marketing Officer of MillerCoors from February 2019 until November 2019. From 2015 to January 2019, Ms. St. Jacques served as Senior Vice President and Head of Global Brand & Marketing Capabilities for Kraft Heinz Company, in addition to a number of other roles with the company. Prior to the 2015 merger of Kraft and Heinz, she served as Vice President of Heinz Brand for H. J. Heinz Company from 2014 to 2015.

Education:
Ms. St. Jacques holds a bachelor's degree of Business Administration from the University of Michigan.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     39

Back to Contents

PROPOSAL NO. 2—

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION (THE ADVISORY SAY-ON-PAY VOTE)

Proposal Snapshot

What am I voting on?

Stockholders are being asked to approve, on an advisory basis, the compensation of our NEOs.

Voting Recommendation:

Our Board recommends a vote FOR the advisory vote to approve the compensation of our NEOs.

In accordance with Section 14A of the Exchange Act, the Class A Holders and the Class B Holders, voting together as a single class, are entitled to cast a vote to approve the compensation of our NEOs as described in the “Compensation Discussion and Analysis” section beginning on page 41 and the “Executive Compensation” section beginning on page 58. This proposal is also referred to as the say-on-pay vote. We have held a say-on-pay vote at each year’s annual meeting since 2013, and based on the 2017 advisory vote regarding the frequency of say-on-pay votes, our Board has determined to hold an advisory vote on named executive officer compensation every year until the next required advisory vote on the frequency of such votes or until the Board otherwise determines that a different frequency for such advisory votes is in the best interests of our stockholders.

In deciding how to vote on this proposal, we encourage you to read the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement. As described in more detail in those sections, we believe our compensation programs emphasize performance and accountability while maintaining alignment with medium- and long-term stockholder interests.

We are asking our stockholders to approve the following advisory resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the executive compensation tables and the related narrative discussion.”

Because your vote is advisory, it will not be binding upon our Board. However, our Board values our stockholders’ opinion and the Compensation & HR Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     40

Back to Contents

Compensation Discussion and Analysis (CD&A)

TABLE OF CONTENTS
Compensation Discussion and Analysis (CD&A)	41
Introduction	41
Executive Summary	41
Executive Compensation Philosophy	45
Oversight of Executive Compensation Programs	48
Components of Executive Compensation and 2019 Executive Pay Outcomes	49
Additional Information Regarding Executive Pay	55

Introduction

Our CD&A describes our executive compensation programs in the context of how we have performed and how the Compensation & HR Committee considers that performance in governing our executive pay practices. This discussion focuses on the compensation programs provided to our NEOs, who for 2019 were:

Name	Title
Gavin D.K. Hattersley	President and CEO of Molson Coors
Tracey I. Joubert	CFO of Molson Coors
Michelle St. Jacques	Chief Marketing Officer of Molson Coors
Simon J. Cox	President and Chief Executive Officer of Molson Coors Europe
E. Lee Reichert	Chief Legal and Government Affairs Officer and Secretary of Molson Coors
Mark R. Hunter(1)	Former President and CEO of Molson Coors

(1)

Mr. Hunter retired from the Company effective September 28, 2019.

Please note that the decisions and resulting payments described in this CD&A were made in the normal course in early 2020, prior to the full extent of the COVID-19 outbreak becoming known. The Committee will consider the business and financial impact of the COVID-19 outbreak on the Company, our stockholders and our employees in evaluating 2020 performance in early 2021.

Executive Summary

LINKING COMPENSATION TO STRATEGY

Our business strategy drives our compensation philosophy and the choices we make as a business. Our primary focus is our First Choice to our people, consumers and customers strategy and earning more, using less and investing wisely by utilizing our PACC model. We earn more through our commercial excellence initiatives, which premiumize our portfolio globally and drive disruptive growth. By using less we protect our bottom-line performance, delivering cost savings and improving productivity through our shared services model and world-class supply chain improvements. Finally, investing wisely enables us to deliver our deleverage commitments allowing us to return cash to stockholders, and strengthens our business through brand led growth opportunities.

Our business strategy involves a balanced focus on both the bottom and top-line, and is supported by our MCIP that incorporates two bottom-line metrics and two top-line metrics, with each weighted 25%. The bottom-line metrics are Adjusted Underlying Pretax Income and Underlying FCF, and the top-line metrics are Volume and NSR / HL. The combination of these four metrics incentivizes our executive team to focus every day on earning more, using less and investing wisely.

Capital allocation within our business continues to be guided by PACC, which helps us grow shareholder value over the medium to long-term. To maintain a disciplined, consistent approach with PACC across the business, we include PACC as a metric in our LTIP for our PSUs along with Relative TSR, which further aligns our PSU design to stockholders.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     41

Back to Contents

Business Goal	Performance Measures(1)	Drivers
Earn More	Volume, NSR / HL, Adjusted Underlying Pretax Income, Underlying FCF, PACC & Relative TSR	Build extraordinary brands Strengthen customer excellence Drive disruptive growth
Use Less	Adjusted Underlying Pretax Income, Underlying FCF, PACC & Relative TSR	Drive synergies and cost savings Increase productivity Increase efficiency of spend
Invest Wisely	Underlying FCF, Adjusted Underlying Pretax Income, PACC & Relative TSR	Brand led growth opportunities Strengthen balance sheet Return cash to shareholders
(1)

Our 2019 MCIP included metrics for Adjusted Underlying Pretax Income and Underlying FCF, as well as NSR / HL and Volume. See discussion beginning on page 49 for further details on the MCIP and our executives' performance. Our 2017-2019 PSUs used PACC modified by Relative TSR as performance metrics. See discussion beginning on page 51 for further details on the LTIP. See page 52 for the definition of PACC and beginning on page 54 for details on PACC performance. Performance measures, with the exception of Relative TSR, are adjusted and non-GAAP as defined on pages 50 and 52.

LINKING COMPENSATION TO PERFORMANCE

In 2019 we achieved the following Corporate MCIP results:

Slightly above target results for our Underlying FCF metric, which allowed us to continue to deleverage;

Slightly above target results for NSR / HL, reflecting in part our continued focus on premiumizing our portfolio;

Below target performance on volume overall, with trend improvements in the US more than offset by declines elsewhere; and

Below target performance on Adjusted Underlying Pretax Income, primarily due to underperformance in volume.

These results produced an overall Corporate MCIP payout at 69% of target.

Capital Allocation within our business continues to be guided by our PACC model, and our 2017 to 2019 PSUs used PACC as the primary measure, with Relative TSR as a secondary measure. Neither our PACC performance nor our Relative TSR performance met the pre-established performance targets for the period, as both underperformed against the thresholds set for the awards. Therefore, the PSUs for this period did not pay out according to their terms, and none of the value reported in the summary compensation table for 2017 for PSUs was realized.

Incentive Plan	Performance Result
2019 Corporate MCIP	69%
2017 to 2019 PSUs	0%

Below are some other performance highlights against specific variable at-risk incentive metrics in our executive compensation program:

Performance Measure(1)	2019 Corporate Results vs. Performance Measure Target(2)	2019 Highlights
Adjusted Underlying Pretax Income	▼	Adjusted Underlying Pretax Income decreased 3.9% vs. 2018.
NSR / HL	▲	NSR / HL on a brand-volume basis increased 2.9% vs. 2018.
Underlying FCF	▲	We delivered nearly $1.4 billion of Underlying FCF; and Net debt (total debt less cash and cash equivalents) was reduced by more than $900 million during the year.
Volume	▼	Worldwide Brand Volume decreased 3.5% and Financial Volume decreased 4.0%(3) vs. 2018; and Global priority brand volume decreased 2.2% vs. 2018.
PACC	▼	We did not achieve our 2017-2019 cumulative PACC target with performance period ending December 31, 2019.
TSR	▼

Relative TSR over the three-year performance period 2017-2019 was in the 7th percentile vs. the S&P 500; and

PSU unvested awards for 2018-2020 are also based on PACC modified by Relative TSR. PSU unvested awards for 2019-2021 are based on PACC, Relative TSR and Cumulative NSR.

(1)

Performance measures, with the exception of Relative TSR, are adjusted GAAP or non-GAAP as defined on pages 50 and 52 and adjusted for changes in foreign currency movement versus the comparable period.

(2)

See further information about our MCIP and actual performance beginning on page 49 and for LTIP beginning on page 51.

(3)

See further information on Financial Volume and Worldwide Brand Volume starting on page 42 of our Form 10-K.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     42

Back to Contents

2019 CEO Realizable Pay Versus Adjusted Underlying Performance

As mentioned above, variable incentive metric performance was mixed for both MCIP and LTIP-PSUs in 2019. The overall Company MCIP for 2019 paid out at 69% of target, and the 2017 to 2019 PSU awards did not vest at all. Further, stock price declines during the performance period reduced the value of RSUs and stock options at year-end compared to the grant date value.

Realizable pay for Mr. Hattersley for 2019 was $4.51 million against a target value of $5.81 million - or approximately 78% of target - primarily due to the price of our stock which declined by 12% during the period. Realizable pay for this comparison includes base salary, actual non-equity incentive plan payments, intrinsic value for stock options granted in 2019, RSUs valued at the stock price of December 31, 2019 and target-level PSU performance, again valued at the stock price of December 31, 2019.

2019 was a challenging year for the Company. However, despite significant headwinds and continued volume declines, we grew NSR/HL and improved our mix, delivered strong free cash flow and cost savings, reduced our debt, and started making progress toward premiumizing and modernizing our portfolio. In the fourth quarter of 2019 we announced a plan designed to get the Company back to consistent topline growth by streamlining the Company, allowing us to move faster and to free up resources to invest in our brands and capabilities. Considering all of the above factors, the Compensation & HR Committee found the resulting CEO realizable pay to be aligned with our performance for the year.

Values related to performance incentive metrics shown in the chart above are reflective of final incentive plan results, and for MCIP incentive metrics are adjusted for the impact currency exchange rate fluctuations have on the calculations throughout the year and some unplanned items. The definitions of Adjusted Underlying Pretax Income and Underlying FCF, as well as adjusted NSR / HL and Volume as shown in this chart can be found in the “Components of Executive Compensation and 2019 Executive Pay Program Outcomes - Annual Incentives (MCIP)” section beginning on page 49. PACC and Relative TSR definitions and calculations can be found in the “PSUs or Performance Equity” section beginning on page 52.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     43

Back to Contents

CEO PAY ACTIONS

Below is a summary of the key components of our CEOs' compensation and how it was impacted by our Company’s performance. Effective September 28, 2019, Mark Hunter retired from the Company as our President and CEO and Gavin Hattersley assumed those roles.

Component of Pay	Compensation Outcomes
Base Salary

After a review of our peer group, comparable industry data, our pay philosophy and Company and personal performance, Mr. Hunter's salary was set at $1,260,750, an increase of 2.5% from 2018.

Mr. Hattersley began the year as the President and CEO of our US segment. Upon his appointment as Company CEO in late September 2019, the Committee and Board increased his base salary to $1,100,000, which they believed was reflective of peer group practices for the role and Mr. Hattersley’s experience.

Annual Incentive (MCIP)

Mr. Hunter's 2019 target was unchanged from his 2018 target (at 150% of base salary). The MCIP payout for 2019 was 69% of target level, and Mr. Hunter's payout was pro-rated for the period he worked in 2019 before his retirement.

Upon his appointment as CEO of the Company, the Committee and Board set Mr. Hattersley's target MCIP at 150% of his base salary, again as reflective of peer group practices. Based on actual performance in 2019 and pro-rated for the various roles he held over the course of the year, Mr. Hattersley’s incentive payout was $1,001,579 – or approximately 76% of his target annual incentive for 2019.

Long-Term Incentives (LTIP)

Using the same evaluation criteria as base salary above, Mr. Hunter's 2019 LTIP target was unchanged at $5.5 million.

Mr. Hattersley received a target-level award of $2.5 million in March 2019 as part of our annual LTIP award cycle, split between PSUs (50% by grant date value), RSUs (30%) and options (20%). Upon his appointment as CEO of the Company, the Board granted to him an additional $1.0 million in LTIP awards, split similarly among PSUs, RSUs and options and with the same performance metric targets for the PSUs. As part of the package described by the Board in his offer letter, Mr. Hattersley’s annual LTIP target as CEO was set at $4.5 million annually, again as reflective of peer group practices for the role and Mr. Hattersley's experience.

SIGNIFICANT CEO AND NEO ACTIVITY IN 2019

Mr. Hunter retired as President and CEO of the Company in September 2019. Prior to his retirement he worked with the Committee and the Board to help identify a successor, ultimately resulting in the appointment of Mr. Hattersley to the role. No new benefits were provided to Mr. Hunter upon retirement, though he received certain benefits upon or after his retirement by the terms of existing agreements, including payout of certain non-qualified deferred compensation benefits, a pro-rated annual bonus for his year of retirement based on actual Company performance, accelerated vesting of outstanding unvested stock options and continued vesting of unvested RSU and PSU grants.

Mr. Hattersley was appointed to the role of President and CEO of the Company upon Mr. Hunter's retirement in September, pursuant to a thorough succession planning process conducted by the Committee and the Board. His compensation levels for the President and CEO roles were set using the same market data and criteria described later in this section. He received a one-time equity award with a value of $1.0 million at the time of his appointment, subject to the same performance metrics and targets as his annual award granted in March 2019, partly as an incentive to take the role and partly as a recognition that he would be performing the duties of the President and CEO for six months prior to receiving his first normal-course equity grant in the role.

Ms. St. Jacques was hired in February 2019 as Chief Marketing Officer for our US segment after a thorough search and competitive hiring process. In 2019, she received sign-on incentives totaling $1.5 million in cash and an RSU award with a grant-date value of $1.25 million and a five-year vest period - partly as an incentive to sign with the Company, partly as a recognition of value that she was walking away from at her former company and partly as a recognition that she would not be eligible for a normal course equity grant under our LTIP program for 2019. The cash incentives would have had to be repaid if she voluntarily resigned or was terminated for gross misconduct within 12 months of the payment.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     44

Back to Contents

EXECUTIVE COMPENSATION GOVERNANCE BEST PRACTICES CHECKLIST

What We Do	What We Don’t Do
Tie a significant portion of compensation to performance	Design our executive compensation program to encourage excessive risk taking
Use a balance of short and long-term incentive awards and establish diverse performance metrics for both	Re-price stock options without stockholder approval
Voluntarily implemented clawback provisions	Provide excise tax gross-ups to executives
Consider peer group and comparable industry data in setting compensation	Issue dividends or dividend equivalents to executives on unvested RSUs and PSUs
Establish significant executive and director stock ownership guidelines and evaluate compliance annually	Allow hedging of company stock
Segregate duties between the independent Compensation & HR Committee, our Board, the Compensation Consultant and management	Award excessive perquisites
Actively engage with investors regarding executive compensation and governance practices	Offer excessive change in control or severance benefits

Executive Compensation Philosophy

Our executive compensation philosophy establishes principles that enable us to attract and retain the leaders who will effectively develop and execute our business strategy. The Compensation & HR Committee reviews these principles regularly to ensure that they support our strategic objectives. Incentive plan metrics are reviewed against Board approved business and financial plans. Our objective is for our executive compensation programs to support our business and talent needs while being competitive in an ever-changing marketplace.

In setting those compensation levels, we use the following principles:

Pay for Performance Compensation Mix;

Market Competitiveness; and

Compensation Element Purpose.

PAY FOR PERFORMANCE COMPENSATION MIX

We pay for performance. The percentage of at-risk performance-based pay increases with the level of responsibility and contribution to our Company. Consistent with our pay philosophy and in line with the compensation structure at our peer companies, our NEOs' annual total direct compensation (TDC) at target levels are structured so that approximately 85% of the CEO’s compensation and approximately 75% of the other NEOs' compensation consists of annual and long-term compensation that is at-risk and varies with financial and stock price / TSR performance.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     45

Back to Contents

2019 Target Compensation Mix

Combined, our short-term and long-term incentives are designed to drive and reward strong performance by the Company, our business units and our people. Our mix of fixed and variable compensation motivates both short-term performance toward designated financial objectives and longer-term strategic performance, both driving value to our stockholders.

MARKET COMPETITIVENESS

We have one global philosophy and process for setting base salaries, annual incentive opportunities and equity grant values for our NEOs and other top executives, and generally we set benefits and perquisites on the basis of the home country practice and applicable law.

Each year, the Compensation & HR Committee reviews the competitiveness of our compensation program and individual elements. For 2019, the Compensation & HR Committee used a peer group of 18 companies and survey data from other consumer products industry companies to assess the competitive levels for each element of the NEOs' compensation (base salary, annual incentive and long-term incentives) and, when appropriate, perquisites and executive benefits.

The Compensation & HR Committee, in consultation with the independent Compensation Consultant, selected the 2019 peer group so that our annual revenue would fall near the median of the peer group’s annual revenue. The Compensation & HR Committee also selected the peer group based on consideration of the following similarities:

Size	Operations	Global Complexity	Competition for Global Talent
General Economic Challenges	Industry; or at a Minimum, Consumer Product Companies	Public Versus Privately Held

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     46

Back to Contents

Our 2019 peer group consisted of the following companies:

Brown-Forman Corporation	Heineken NV
Campbell Soup Company Carlsberg A/S The Clorox Company* Coca-Cola European Partners Plc Colgate-Palmolive Company* ConAgra Brands, Inc. Constellation Brands, Inc. Diageo plc	The Hershey Company Hormel Foods Corporation* The J. M. Smucker Company Kellogg Company The Kraft Heinz Company McCormick & Co.* Mondelez International, Inc.
General Mills, Inc.
* New for 2019

A prior peer, Dr Pepper Snapple Group, merged with Keurig Green Mountain in July 2018, and was excluded for consideration in the 2019 peer group.

COMPENSATION ELEMENT PURPOSE

The table below describes the purpose of each element of our pay program and what peer group reference point is included when the Compensation & HR Committee reviews our compensation programs. While the “Peer Group Reference Point” below illustrates the pay level we consider from our peer group when compensation decisions are made, we do not fix pay to peer group benchmarks; rather they are only one component in our decision-making around executive compensation. Additionally, we consider executive experience and performance, business and industry challenges and macroeconomic factors.

Further, we facilitate cross-border mobility within our workforce through our compensation programs. Specifically, we maintain robust talent management programs, which allow for succession vertically, laterally and internationally across our business.

Element of Compensation	Purpose	Peer Group Reference Point
Base Salary - Fixed Pay	Fixed dollar amount which provides a competitive level of fixed compensation	Generally, median of peer group
Annual Incentive Awards - Pay for Performance	Provides annual variable pay opportunities to reward achievement of short-term Company goals that drive sustainable long-term value creation	Generally, median of peer group Actual payouts are determined by performance
Long-Term Incentive Awards - Pay for Performance	Provides long-term, stock-based variable pay opportunities to reward achievement of long-term Company goals Aligns executive compensation with stockholder outcomes Provides retention value	Generally, median of peer group Actual payouts determined by performance

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     47

Back to Contents

Oversight of Executive Compensation Programs

To ensure consistent application of our philosophy described above, we draw on the perspectives of different groups in setting objectives, reviewing performance and determining compensation for our executive officers, including our NEOs, as set forth in the following table:

ROLES AND RESPONSIBILITIES

Board (Majority Independent)

Sets annual operating plan and long-range (three-year) plan, including Adjusted Underlying Pretax Income and Underlying FCF, as well as NSR/HL and Volume. These plans lay the foundation for our compensation programs;

Reviews the CEO’s performance measured against the above metrics and the manner in which he motivated the team to achieve them; and

For the CEO, sets base pay, annual incentive target (and approval of any bonus payout) and LTIP targets (and approves any grants) after reviewing recommendations from the Compensation & HR Committee.

Compensation & HR Committee (100% Independent)

Sets compensation for the NEOs, other than the CEO, after reviewing recommendations from the CEO;

Reviews data, business objectives and goals as established in coordination with our Board, and assesses achievement and recommends compensation for the CEO for approval by our Board;

Following our Board’s establishment of business goals and objectives, sets performance measures and payout ranges for MCIP and LTIP metrics; and

Certifies levels of attainment of the Company and business unit performance and reviews the NEOs’ (other than the CEO) performance based on the evaluations presented by the CEO.

Compensation Consultant (Independent)

Reports directly to the Compensation & HR Committee;

Assists in developing recommendations for executive compensation, including for the NEOs; and

Based on input and guidance from the Compensation & HR Committee, the CEO and Chief People and Diversity Officer, develops and provides information and recommendations for use by the Compensation & HR Committee in reviewing and adjusting our global compensation philosophy, including:

–

peer group and industry data;

–

assessments of pay competitiveness for executive officers; and

–

methodologies for implementation of compensation elements and relative pay and performance alignment.

CEO

Recommends individual performance goals for the other NEOs and guides the achievement of those goals;

Evaluates each of the other NEO’s performance on the basis of personal goals set for the year and a self-assessment completed by the NEO;

Recommends salaries and MCIP and LTIP awards for the other NEOs, based on his assessments; and

Reviews trend information and reports prepared by the Compensation Consultant regarding the competitiveness and effectiveness of our compensation policies, programs and pay levels in order to make recommendations to the Compensation & HR Committee.

Chief People and Diversity Officer (North America)

Reviews trend information and reports prepared by the Compensation Consultant regarding the competitiveness and effectiveness of our compensation policies, programs and pay levels in order to make recommendations to the Compensation & HR Committee; and

Recommends changes regarding adjustments to our executive compensation programs to the CEO and the Compensation & HR Committee.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     48

Back to Contents

Components of Executive Compensation and 2019 Executive Pay Outcomes

Following is a summary of the key elements of our executive compensation program:

BASE SALARY

We use base salary as a level of fixed compensation that is meant to be competitive with our peers. Base salary is reviewed annually by the Compensation & HR Committee, and adjusted based on considerations such as positioning vs. our peer group, experience and performance in role, as well as scope of responsibilities.

For 2019, the Compensation & HR Committee approved the following NEO salary adjustments, other than for Mr. Hunter whose adjustment was approved by our Board after recommendation by the Compensation & HR Committee, and for Mr. Hattersley’s adjustment upon appointment to the role of Company CEO, which was also approved by the Board.

NEO	Starting Salary December 31, 2018 ($)	As of April 1, 2019 ($)	As of December 31, 2019 ($)	Total % Change in 2019
Gavin D.K. Hattersley	959,400	959,400	1,100,000	14.7%
Tracey I. Joubert	666,250	750,198	750,198	12.6%
Michelle St. Jacques	600,000(1)	600,000	640,000	6.7%
Simon J. Cox	479,600	489,250	540,650	12.7%
E. Lee Reichert	500,000	600,000	630,000	26.0%
Mark R. Hunter	1,230,000	1,260,750	(2)	2.5%

All values are in USD. A GBP to USD exchange rate of 1.3257 as of December 31, 2019 was used to convert Mr. Cox’s 2019 and 2018 base salaries.

(1)  Michelle St. Jacques was hired in February 2019 at the annual salary level noted.

(2)  Mr. Hunter retired from the Company, effective September 28, 2019.

Due to Mr. Hunter’s retirement as CEO and the revitalization plan directed by Mr. Hattersley in the third quarter of 2019 upon his appointment as CEO, there were two dates for salary changes this year.

During our typical annual process in the first quarter of 2019, Ms. Joubert and Mr. Reichert each received significant increases to move them closer to market median positioning, in accordance with our philosophy and historical practice of incremental steps toward median over a period of time. The remaining executives received market-level increases commensurate with their market positioning and performance.

Mr. Hattersley was promoted effective late September 2019, with the salary change noted, and embarked upon a revitalization plan that changed the structure of the Company. In conjunction with this plan, certain employees including Ms. St. Jacques and Messrs. Cox and Reichert received moderate salary adjustments to reflect their updated roles in the new structure.

Ms. St. Jacques also received a sign-on cash bonus in connection with her recruitment as explained further on page 44.

ANNUAL INCENTIVES (MCIP)

We refer to our annual incentive program as MCIP, which is administered under our Incentive Compensation Plan. MCIP provides variable pay opportunity for short-term performance, which is consistent with peer companies’ practices and rewards participants for achievement against short-term objectives that can have a long-term impact on our Company’s performance.

Our MCIP rewards executives, including the NEOs, for performance against pre-established annual performance goals at the Company, business unit and individual levels. The MCIP performance for our CEO is based entirely on the achievement of Company goals. For other NEOs, individual goals measure performance against specific job initiatives and carry a 25% weight of total MCIP target. For 2019, individual goals for NEOs included but were not limited to financial goals with a focus on top-line growth, changing the trajectory of Coors Light, deleveraging, accelerating the exploration of disruptive growth initiatives, and accelerating the development and readiness of diverse global leaders. It is important to note that the opportunity for payment against individual goals is fully conditional upon receiving a payout based on the results of the Company and/or applicable business unit. If the Company and/or business unit component does not pay out due to below threshold performance, the individual component does not pay out either. The Compensation & HR Committee maintains discretion and control over the MCIP award payout, gauging reasonableness of final award payout results against performance.

In the first quarter of 2019, the Compensation & HR Committee established a target and maximum MCIP award for each NEO based on annual operating plan financial metrics. Award payouts can range from 0% to 200% of the target award, based on level of achievement. The Compensation & HR Committee then has discretion to adjust

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     49

Back to Contents

those maximum award levels downwards (but not upwards) for unforeseen economic or business issues impacting any one or all of the business units. Any downward adjustments are determined by the results of the MCIP metrics and the executive’s performance against specific individual goals.

The 2019 MCIP awards were based on the following metrics:

Metric (weight %)(1)	Corporate Definition
Adjusted Underlying Pretax Income (25%)	Pretax income (loss) from continuing operations, adjusted for certain items
NSR / HL (25%)(2)	Our total revenue from sales after excise taxes, adjusted for certain items, divided ( / ) by Volume(3)
Volume (25%)(2)	Worldwide Brand Volume(4)
Underlying FCF (25%)	Cash provided by operating activities minus (-) capital expenditures, adjusted for certain items
(1)

For NEOs, the Adjusted Underlying Pretax Income and Underlying FCF, as well as NSR / HL and Volume achievements were measured against a performance scale which included threshold, target and maximum performance levels for the year, as shown below. Similar targets were used for other executive officers and all are based on their primary geographical responsibilities along with a corporate component. The adjustments to arrive at these underlying metrics are determined in accordance with the Company’s written policies regarding such matters. These underlying metrics are further adjusted at the discretion of, and subject to approval by, the Compensation & HR Committee in accordance with the MCIP.

(2)

NSR / HL and Volume must each achieve threshold or above performance for either metric to payout.

(3)

Corporate NSR / HL = (Europe and International reported NSR plus (+) US and Canada domestic NSR) divided ( / ) by (US and Canada domestic sales to wholesalers) plus (+) Europe Financial Volume plus (+) International brand volume (financial sales to wholesalers plus (+) royalty volume).

(4)

See further information on Worldwide Brand Volume starting on page 42 of our Form 10-K.

2019 ANNUAL INCENTIVE (MCIP) RESULTS

Below are the threshold, target and maximum levels of achievement at the Company, U.S. and Europe levels for 2019 and corresponding adjusted underlying results. Results for Canada and International are not displayed as none of the NEOs participated in these business unit plans.

2019 MCIP ADJUSTED UNDERLYING RESULTS(1)

Business Unit - Company
Metric	Weighting	Threshold	Target	Max	Actual	Payout (%)
Pretax Income ($ USD millions)	25%	1,270.9	1,337.8	1,538.5	1,270.3	0
NSR / HL ($ USD)	25%	102.93	107.22	111.51	107.89	116
Underlying FCF ($ USD millions)	25%	1,263.8	1,344.5	1,821.8	1,372.1	106
Volume (HL millions)	25%	88.8	91.5	93.3	88.9	52
TOTAL PAYOUT						69

Business Unit - U.S.
Metric	Weighting	Threshold	Target	Max	Actual	Payout (%)
Pretax Income ($ USD millions)	25%	1,297.1	1,365.4	1,570.2	1,327.9	73
NSR / HL ($ USD)	25%	117.39	122.28	127.17	122.04	97
Underlying FCF ($ USD millions)	25%	1,501.3	1,580.3	2,054.4	1,638.8	112
Volume (HL millions)	25%	53.4	55.0	56.1	54.2	76
TOTAL PAYOUT						90

Business Unit - Europe
Metric	Weighting	Threshold	Target	Max	Actual	Payout (%)
Pretax Income (€ EUR millions)	25%	169.9	178.8	205.6	157.7	0
NSR / HL(2) (€ EUR)	25%	55.48	57.79	60.10	59.22	0
FCF (€ EUR millions)	25%	188.3	198.2	257.7	146.7	0
Volume (HL millions)	25%	23.8	24.5	25.0	23.5	0
TOTAL PAYOUT						0
(1)

We calculate MCIP performance using Volume and NSR / HL, which are adjusted GAAP measures, and non-GAAP Adjusted Underlying Pretax Income and Underlying FCF. For Adjusted Underlying Pretax Income and Underlying FCF, results are calculated by excluding special and other non-core items from the nearest U.S. GAAP performance measure (for more information on special items, see Part II, Item 8, Note 7 Special Items in our Annual Report), which is net income from continuing operations attributable to Molson Coors before tax for Adjusted Underlying Pretax Income and net cash provided by operating activities for Underlying FCF. Applicable U.S. GAAP and underlying non-GAAP results may be adjusted for foreign currency movements and certain unplanned economic or business issues.

(2)

Although the Europe NSR / HL metric achieved above threshold performance, the Volume metric did not, and per plan design both metrics must achieve threshold or above performance for either to payout.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     50

Back to Contents

The following table summarizes the calculation of final 2019 MCIP awards for our NEOs after review by the Compensation & HR Committee (and our Board in the case of Messrs. Hattersley and Hunter) based on the payout percentages noted above. The individual goal multiplier for each NEO (with the exception of the CEO) is recommended by the CEO to and then approved by the Compensation & HR Committee, based on a 2019 performance assessment against individual goals. The “Grants of Plan Based Awards” table on page 60 provides information on each NEO’s threshold, target and maximum MCIP award.

NEO	2019 MCIP Target (as a % of Salary)	Component	Weight (%)	MCIP Multiplier (%)(1)	MCIP Award for 2019 ($) (Paid in 2020)
Gavin D.K. Hattersley (before Sept 28) (after Sept 28)	125 150	U.S. Company Individual Company	50 25 25 100	90 69 100 69	399,201 153,028 153,028 296,322
		TOTAL			1,001,579
Tracey I. Joubert	80 / 90(2)	Company	75	69	308,499
		Individual	25	110	113,116
		TOTAL			421,615
Simon J. Cox(3)	80 / 90(2)	Europe	50	0	0
		Company	25	69	69,703
		Individual	25	60	41,822
		TOTAL			111,525
Michelle St. Jacques	55 / 75(2)	U.S.	50	90	145,940
		Company	25	69	72,969
		Individual	25	150	109,454
		TOTAL			328,363
E. Lee Reichert	80	Company Individual	75 25	69 130	240,266 104,115
		TOTAL			344,381
Mark R. Hunter(4)	150	Company	100	69	957,403
		TOTAL			957,403
(1)

The individual goals component of the MCIP multiplier are scaled by Company performance in the final MCIP award calculation (e.g. Mr. Cox’s individual goal multiplier of 60% is multiplied (x) by 69% Company performance for a total of 41% of individual target).

(2)

Bonus targets for Mses. Joubert and St. Jacques and Mr. Cox were adjusted in November of 2019 to reflect changes to their roles in the new structure.

(3)

A GBP to USD exchange rate of 1.3257 as of December 31, 2019 was used to convert Mr. Cox’s 2019 MCIP award payment.

(4)

Mr. Hunter retired during the year and received a pro-rata bonus for the period during 2019 he actually worked, modified by actual Company performance.

LONG-TERM INCENTIVES (LTIP)

We use our LTIP to provide variable pay compensation in the form of equity that rewards executives when we achieve long-term results that align with our stockholders’ interests.

Under our LTIP, we grant executives three types of awards, which are administered under the Incentive Compensation Plan: PSUs, RSUs and stock options. Each NEO is awarded an aggregate LTIP value, which is allocated among the three types of awards. For 2019, we continued with our 2018 mix of awards (see table below) to provide a balance of performance- and retention-based compensation to support our long-term strategy. This mix of awards is designed to tie executive compensation to TSR, balance performance focus with retention value, and mitigate the risk of over-focus on a single metric.

LTIP Allocation
Award Type	2019 (%)	2019 Alignment to Shareholders
PSUs	50	Payout depends on our performance on Relative TSR, cumulative NSR and PACC
RSUs	30	Value of award depends on our stock price at time of vesting
Stock Options	20	Value is realized only if our stock price increases from the grant date

The number of PSUs, RSUs and stock options granted to each NEO in 2019 is detailed in the “Grants of Plan Based Awards” table beginning on page 60.

The key components of our LTIP are summarized below:

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     51

Back to Contents

PSUs or Performance Equity

PSUs reward executives, including the NEOs, for our achievements on TSR relative to the companies of the S&P Consumer Staples Index, cumulative three-year net sales revenue and PACC.

PSUs are granted annually, which keeps focus on the applicable performance metrics. Annual grants (as opposed to end-to-end three-year grants) also provide less opportunity for the performance metrics to become misaligned with the strategic direction and objectives of our Company.

The performance metrics for the 2017 to 2019 PSU vested awards were PACC, modified by Relative TSR. See performance results for these awards beginning on page 54.

The performance metrics for the 2019 to 2021 PSUs changed from prior practice, and include Relative TSR (against the S&P Consumer Staples Index) at 50% weight, PACC at 25% weight, and Cumulative NSR at 25% weight. This aligns one of the largest components of our executive pay program to our shareholder return and increases our focus on top-line performance in comparison to prior years.

Metric	Definition
PACC – Operating Profits

Operating Profits minus (-) Capital Charge

Underlying earnings before taxes multiplied (x) by 1 minus (-) our underlying effective tax rate plus (+) underlying interest expense plus (+) underlying depreciation and amortization plus (+) cash tax savings as a result of the MillerCoors acquisition

– Capital Charge	Underlying gross operating assets(1) multiplied (x) by our weighted average cost of capital (WACC)(2)
Relative TSR

Stock price appreciation plus (+) dividends paid during the performance period, divided ( / ) by starting stock price and compared relative to the same measure for companies in the S&P Consumer Staples Index

Cumulative NSR	Total combined net sales revenue for January 1, 2019 through December 31, 2021
(1)

Underlying gross operating assets means the Company’s 13-point average gross operating asset balance used to calculate the Capital Charge. It includes current assets; gross property, plant and equipment; equity investment based upon the consolidated equity from our ownership interest in a joint venture; gross goodwill and intangibles; and other assets and liabilities. It excludes deferred current and long term tax assets, notes receivables; deferred tax liabilities, and current and long term debt. It is also adjusted to exclude the impact of special or non-core items on gross operating assets to the extent the impact of the individual event requiring special or non-core treatment is in excess $50 million.

(2)

WACC is a fixed rate for any given award and is not subject to management adjustments. It takes into account the return required by stockholders and creditors to fund the Company on a long-term basis.

PACC is an annual calculation, and PSU PACC targets and actual results are based on a 3-year cumulative calculation.

In order to achieve a 200% maximum payout for the 2019 to 2021 PSU awards, our Company must exceed its PACC target by more than $254 million, exceed its Cumulative NSR target by more than $946 million and achieve a Relative TSR ranking of at least the 75th percentile. To achieve a minimum payout (beginning at 0% of the target award), our Company must achieve: PACC within $254 million of target, Cumulative NSR within $948 million of target, and Relative TSR at or above the 25th percentile. Any result below the 25th percentile for Relative TSR results in no payout of the PSUs on any of the metrics. We believe the target level of the metrics are challenging, but achievable with good performance, whereas the maximum performance levels represent a significant stretch goal.

The number of PSUs awarded to each NEO is determined at the date of grant by dividing ( / ) the target value of the total award by the closing price of our Class B common stock on that date, and rounded up to the next whole share. The final award amount, upon vesting, is then adjusted upwards or downwards based on final performance relative to the applicable metrics, subject to threshold and maximum limits (including maximum amounts approved by the Compensation & HR Committee for each NEO in connection with the grant of PSUs). At maximum performance, PSUs vest at 200% of the target value.

PSUs vest 100% on the third anniversary of the date of grant, subject to continuing employment.

Earned PSUs can be settled in cash or shares of our Class B common stock, or partly in cash and partly in shares, at the discretion of the Compensation & HR Committee. Historically, performance awards have been settled in all shares.

PSUs vest on a pro-rata basis in the event of retirement, death or disability, and are paid out following the performance period based on actual results. PSU performance is calculated at 120% of target upon a change in control. For any other termination of employment before the end of the performance period PSUs are forfeited.

Dividend equivalents are not paid on PSUs granted in 2019.

RSUs

Providing part of the annual LTIP award in the form of RSUs significantly strengthens the retention value of our LTIP by providing a full value component to balance stock options and PSUs.

RSUs vest 100% on the third anniversary of the date of grant, subject to continuing employment.

Vested RSUs are settled in shares of Class B common stock.

The number of RSUs is determined at the date of grant by dividing the target value of the award by the closing price of our Class B common stock on that date, and rounded up to the next whole share.

Dividend equivalents are not paid on RSUs granted in 2019.

A pro-rata portion of the outstanding unvested RSUs will vest in the event of termination of employment due to retirement,

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     52

Back to Contents

death or disability. In the event of a change in control, all unvested RSUs will vest, except to the extent that a replacement award is provided. For any other termination of employment before the end of the vesting period, RSUs are forfeited.

Stock Options

Stock options align the interests of our executives with those of stockholders because stock options have no value unless there is an increase in the value of our shares from the grant date to some point in time after the vesting date.

The ten-year term of our stock options provides an effective retention tool over the longer term because they retain potential value for executives even in the face of a prolonged downturn in the equity markets. This provides balance to PSU grants, which may lose all value if we miss the threshold performance criteria for the awards.

The number of stock options is determined at the date of grant by dividing the target value of the award by the Black-Scholes value of the award on that date, and rounded up to the next whole share.

The number of options and the associated exercise prices for NEOs are set forth in the “Outstanding Equity Awards at Fiscal Year-End” table beginning on page 62.

Upon retirement, unvested stock options vest. In the event of termination for any other reason, unvested options are forfeited. In the event of a change in control, all unvested stock options vest, except to the extent that a substitute award is provided.

We do not permit re-pricing of stock options without stockholder approval.

LONG-TERM INCENTIVE (LTIP) RESULTS

The grant date fair value of the LTIP awards granted to the NEOs in 2019 is shown below. Options are valued at their Black-Scholes value.

Name	Total 2019 Annual LTIP Awards ($)
Gavin D.K. Hattersley	2,978,960
Tracey I. Joubert	1,406,833
Michelle St. Jacques	1,250,021
Simon J. Cox	1,125,453
E. Lee Reichert	750,325
Mark R. Hunter	5,158,247

2017 to 2019 PSU Payout Results

Our fourth PSU award with adjusted PACC modified by Relative TSR as the performance metrics, had a scheduled vesting date of March 8, 2020 (where the 3-year performance period ended December 31, 2019) but achieved a 0% payout of target values based on performance. The first chart below shows the full award performance matrix, and the subsequent charts show a breakout by component of how the Compensation & HR Committee calculated final results. Points in between results in the below charts are linearly interpolated.

Cumulative 2017 to 2019 PACC	Relative TSR
% of Target	25th percentile and below	37.5th percent ile	Median (50th percentile)	62.5th percent ile	75th percent ile+
=>120%	108%	131%	154%	177%	200%
110%	90%	109%	128%	147%	166%
100%	70%	85%	100%	115%	130%
80%	56%	68%	80%	92%	104%
<80%	–%	–%	–%	–%	–%

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     53

Back to Contents

PACC Performance

The 3-year cumulative adjusted PACC result was $1,636 million vs. a target of $2,155 million. The result was 76% of the target and thus resulted in a 0% PACC multiplier and no overall payout.

Cumulative 2017 to 2019 PACC
% Achievement of PACC	PACC Multiplier
=>120%	154%
110%	128%
100%	100%
80%	80%
<80%	—%	76% of target, indicating a 0% PACC multiplier

Relative TSR Performance

Relative TSR vs. the S&P 500 over the performance period was at the 7th percentile, and thus resulted in a 70% Relative TSR multiplier.

Relative TSR Percentile	Relative TSR
	25th percentile and below	37.5th percentile	Median (50th percentile)	62.5th percentile	75th percentile+
Relative TSR Multiplier	70%	85%	100%	115%	130%
7th percentile, indicating a 70% TSR multiplier

Final PSU Performance Calculation

The result of PACC performance (0%) is multiplied (or modified) by the result of Relative TSR performance (70%) for the total payout result of 0% (0% PACC performance multiplied (x) by 70% Relative TSR performance equals (=) 0%). As a result, none of the previously reported 2017 PSU summary compensation table value was delivered at vest.

PERQUISITES

In addition to the executive compensation program elements described above, we provide certain limited perquisites to our executives, including the NEOs, which we believe are appropriate and competitive. These perquisites are described below and in the narrative following the “Summary Compensation Table” on page 58.

RETIREMENT AND OTHER POST-TERMINATION BENEFITS

Retirement

Generally, executive officers participate in the same retirement, 401(k) and pension plans as do other salaried employees in their home country. In addition to our 401(k) plans in the U.S., we provide supplemental defined contribution plans to highly-compensated U.S. employees to address the Internal Revenue Service (IRS) income and benefit limits placed on retirement plans. Similarly, in addition to the standard retirement plans provided in the U.K., we provide an Employer Financed Retirement Benefit Scheme (EFRBS) to highly-compensated legacy U.K. employees to address Her Majesty’s Revenue and Customs income and benefit limits. These supplemental plans are further discussed below under Deferred Compensation.

Messrs. Hunter, Hattersley and Cox, as well as Ms. Joubert participate in various pension plans where benefits were frozen prior to 2010.

Details regarding the operation of our retirement and pension plans are provided in the narrative following the “Pension Benefits” table beginning on page 64.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     54

Back to Contents

Deferred Compensation

For highly compensated U.S. employees we established a Supplemental Thrift Plan and the MillerCoors Deferred Compensation Plan. These plans were merged in 2018 and renamed the DCP. The DCP is substantially similar in structure and operation to our qualified 401(k) plan and is intended to make employees whole on Company contributions which would otherwise be made to our 401(k) plans were it not for certain IRS limits. Additionally, the DCP allows certain highly compensated executives of the Company the ability to defer up to 75% of their base pay and up to 100% of MCIP award payments. Ms. Joubert, and Mr. Hattersley participate in these plans.

In lieu of participating in our 401(k) or the DCP, Mr. Hunter participated in a U.S. non-qualifying deferred compensation plan (U.S. Pension Plan), and we made notional investments of £103,410 annually (translated to USD at time of each investment). The final balance on this account was GBP 617,851, which will be paid to Mr. Hunter as a lump sum on or around April 1, 2020 (six months after retirement). Up until April 4, 2009, when the UK defined benefit pension plan was closed, Mr. Hunter’s pension benefits were accruing under the Molson Coors (U.K.) Pension Plan, a registered U.K. pension scheme. Beginning on April 5, 2009 through December 31, 2014, Mr. Hunter’s pension benefits had been accruing under an EFRBS (a non-registered UK pension scheme). From January 1, 2015, Mr. Hunter’s pension benefits have been accruing under the U.S. Pension Plan designed to replicate the EFRBS with modifications made to ensure the new plan complies with requirements of Section 409A of the Internal Revenue Code (the Code) and relevant treasury regulations in the U.S. The U.S. Pension Plan is considered unfunded for US tax purposes and as a result Mr. Hunter will not be subject to U.S. tax until he receives actual distributions. In addition, the U.S. Pension Plan has been designed to have no adverse impact on Mr. Hunter’s “enhanced protection” in the U.K., which protects against liability for lifetime allowance charges.

We have established an unfunded individual EFRBS for Mr. Cox in the U.K. This allows certain tax benefits to be realized during the accumulation of the retirement benefits given Mr. Cox has reached the general limits on tax-deductible pension accumulation in the U.K.

We believe these benefits to be competitive to similarly situated executives and market practices.

Details regarding the operation of our deferred compensation plans are contained in the “Non-Qualified Deferred Compensation” section beginning on page 65.

Change in Control and Severance

Through the combination of our change in control program (as amended, CIC Program) and our Severance Pay Plan, we provide protection to executives in situations involving termination “not for cause” following a change in control. All U.S. NEOs participate in the Severance Pay Plan and CIC Program. Mr. Cox has a Directors Service Agreement in the U.K. which entitles him to severance in the event the Company terminates his employment without notice.

As a condition of participating in the CIC Program, eligible employees are required to enter into confidentiality and non-compete agreements in favor of the Company. The non-compete provisions of the CIC Program protect us whether or not a change in control occurs.

Under the CIC Program, a participant is entitled to certain “double-trigger” benefits following a change in control, that is, CIC Program benefits are payable if both (a) a change in control occurs and (b) if the participant is terminated by the Company other than for cause, death or disability or if the participant resigns for good reason, in each case, on or within a certain period of time (for NEOs, two years) after the change in control of the Company. Benefits are also payable if a qualifying termination occurs up to six months prior to the change in control at the request of a third party involved in or contemplating a change in control of the Company.

On July 18, 2019, the Board approved an amendment and restatement of the CIC Program in order to, among other things, (i) make enhancements to the CIC Program for governance improvements including the elimination of legacy tax gross ups and related references in the CIC Program; (ii) clarify the individuals eligible for the CIC Program, including each Section 16(b) executive officer; and (iii) set participation and benefit levels for participants in the CIC Program. Following the amendment and restatement of the CIC Program, no CIC Program participants have any rights to tax gross up benefits.

Additional information about our CIC Program, Severance Pay Plan and Mr. Cox’s Directors Service Agreement is provided in the “Potential Payments Upon Termination or Change in Control” section beginning on page 66.

Additional Information Regarding Executive Pay

GOVERNANCE OF EQUITY GRANT PROCESS

The Compensation & HR Committee generally evaluates and approves annual equity grants at or about the same time as it determines and approves annual salary adjustments and annual incentive payouts. Annual equity grants typically are made in early March at a special meeting of the Compensation and HR Committee, except for the CEO, which occurs at a special meeting of the Board.

Individual recognition equity awards may be granted at other times during the year related to special circumstances, such as acquisitions, establishment of joint ventures, promotions,

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     55

Back to Contents

extraordinary performance, retention and other events. Awards of stock options, RSUs or other equity incentives to new executive officers also typically occur at the time the individual joins the organization or first becomes an officer.

Equity awards made to NEOs during 2019 are further described under the header “Long-Term Incentive (LTIP) Results” on page 53. These awards are also reflected in the relevant compensation tables beginning on page 58.

STOCK OWNERSHIP GUIDELINES

We have stock ownership guidelines for our executives, including the NEOs, because we believe that it is important for the leadership team to have a meaningful stake in the Company to further align management’s interests with those of our stockholders. Under the guidelines, executives must accumulate shares and share equivalents having a market value equal to a prescribed multiple of annual salary. All of our currently serving NEOs satisfy the applicable stock ownership guidelines or are within the applicable phase-in period, which are set forth below.

Position	Requirement Met?	Ownership Requirement: Multiple of Annual Salary	Additional Details
CEO	Yes	6 x

Each NEO has five years from the commencement of their current role within the Company to reach the required ownership level.

Shares owned outright, the value of shares in deferred compensation plans and the projected value of unvested RSUs and PSUs count toward the ownership requirement while vested and unvested stock options are excluded. PSU projections take into account stock price changes but assume metric performance at target.

Other NEOs	Yes	3 x
Other Senior Executives	Yes	3 x

RECOVERY OF AWARDS

In 2015, we enhanced our clawback policy which allows for the recovery of incentive compensation from current and former executive officers and certain other employees, if designated by the Compensation & HR Committee, in the event we are required to prepare an accounting restatement due to material noncompliance with required financial reporting requirements under the securities laws, regardless of whether the officer was at fault in the circumstances leading to the restatement. This enhancement applies to incentives related to 2015 performance and beyond and will apply to current and former executive officers and certain other employees designated by the Compensation & HR Committee. The Compensation & HR Committee will further modify this recovery policy based on the requirements to be issued by the NYSE pursuant to the mandate under Dodd-Frank once the NYSE rules are finalized.

We also negotiate pay back terms for certain items in executive offer letters, such as sign-on bonuses and relocation expenses.

HEDGING, PLEDGING AND SHORT SALE POLICIES

A description of our hedging, pledging and short sale policies can be found in the “Board of Directors and Corporate Governance--Certain Governance Policies--Hedging, Pledging and Short Sale Policies” section of this Proxy Statement.

RESPONSE TO ADVISORY SAY-ON-PAY VOTE

The Compensation & HR Committee has also taken into consideration the results of the 2019 stockholder advisory vote to approve executive compensation. The result of the vote was that stockholders approved, on an advisory basis, the compensation of our NEOs presented in our 2019 proxy statement (receiving approximately 95% of votes cast in favor). The Compensation & HR Committee has followed a similar approach to compensation in 2020. The Compensation & HR Committee will continue to consider the result of say-on-pay votes when making future compensation decisions for the NEOs.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     56

Back to Contents

Compensation & HR Committee Report

The Compensation & HR Committee, comprised of independent directors, reviewed and discussed the above CD&A with management. Based on the review and discussion, the Compensation & HR Committee recommended to our Board that this CD&A be included in this Proxy Statement.

SUBMITTED BY THE COMPENSATION & HR COMMITTEE

Iain J. G. Napier (Chair)	H. Sanford Riley Mary Lynn Ferguson-McHugh	Douglas D. Tough

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     57

Back to Contents

Executive Compensation

Summary Compensation Table

The following table sets forth information regarding compensation earned for services rendered during fiscal years 2019 and, where applicable, 2018 and 2017 for our CEO, CFO and the three other most highly compensated executive officers. Additionally, the table includes our former CEO who retired in 2019.

Name and Principal Position	Year	Salary ($)	Bonus ($)(3)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(1)	All Other Compensation ($)(6)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Gavin D.K. Hattersley President and Chief Executive Officer	2019	995,994	—	2,275,138	703,822	1,001,579	69,142	188,652	5,234,327
	2018	959,400	19,188	1,947,017	500,014	602,005	(5)	249,643	4,277,267
	2017	953,550	—	1,967,507	486,205	1,302,386	38,964	178,990	4,927,602
Tracey I. Joubert Chief Financial Officer	2019	729,496	—	1,104,537	302,296	421,615	51,189	126,982	2,736,115
	2018	662,188	—	938,931	240,012	455,623	(5)	131,889	2,428,643
	2017	650,000	—	787,039	194,493	611,520	25,707	179,725	2,448,484
Michelle St. Jacques(2) Chief Marketing Officer	2019	550,764	1,500,000	1,250,021	—	328,363	—	53,628	3,682,776
Simon J. Cox(2) President and Chief Executive Officer, Molson Coors Europe	2019	493,871	—	883,614	241,839	111,525	139,285	151,232	2,021,366
	2018	456,617	—	934,696	240,003	386,522	(5)	137,597	2,155,435
E. Lee Reichert(2) Chief Legal and Government Affairs Officer	2019	580,353	—	589,097	161,229	344,381	—	101,767	1,776,827
Mark R. Hunter(4) President and Chief Executive Officer (former)	2019	925,027	—	4,049,844	1,108,403	957,403	1,183,287	130,919	8,354,883
	2018	1,222,525	—	4,283,451	1,100,007	1,577,057	(5)	158,442	8,341,482
	2017	1,175,075	—	3,934,826	972,391	2,115,135	316,246	159,714	8,673,387
(1)

A GBP to USD exchange rate of 1.3257 as of December 31, 2019 was used to convert Messrs. Cox’s and Hunter’s Change in Pension Value and Non-Qualified Deferred Compensation Earnings. For additional information regarding Messrs. Cox’s and Hunter’s Pension, please refer to the U.K. Pension section on page 64.

(2)

Ms. St. Jacques and Mr. Reichert were not NEOs in 2017 and 2018. Mr. Cox was not an NEO 2017.

(3)

Ms. St. Jacques was awarded a sign-on bonus at the time of her hire in 2019.

(4)

Mr. Hunter retired from the Company effective September 28, 2019.

(5)

For 2018, Ms. Joubert and Messrs. Hattersley, Cox and Hunter had a decrease in Change in Pension Value and Non-Qualified Deferred Compensation Earnings of $17,222, $11,507, $61,794 and $605,889, respectively, which are not reported in the table pursuant to applicable SEC rules.

(6)

The amounts reported in the “All Other Compensation” column reflect the sum of: (i) the incremental cost to the Company of perquisites and other personal benefits; (ii) the amount of any tax reimbursements; (iii) the amounts contributed by the Company to the MillerCoors LLC Salaried Non-Union Employees’ Retirement and Savings Plan, DCP, EFRBS and the U.S. Pension Plan (collectively, the Plans); and (iv) the dollar value of life insurance premiums paid by the Company. The amounts contributed to the Plans are calculated on the same basis for all participants in the relevant plan. The provisions of the Plans are described in the “Non-Qualified Deferred Compensation” section beginning on page 65.

The perquisites provided to Mr. Hattersley include executive physical ($4,770), financial planning ($12,461), sports tickets, spousal travel benefits with tax gross-up ($6,533) and mobility. For Ms. Joubert the perquisites include executive physical ($3,500), financial planning ($10,000) and mobility. For Ms. St. Jacques the perquisites include executive physical ($4,945), financial planning and product allotment. For Mr. Cox, the perquisites include vehicle allowance ($13,936) and product allotment. For Mr. Reichert the perquisites include executive physical ($3,350), financial planning ($10,000) and parking allowance. For Mr. Hunter, the perquisites include executive physical ($2,861), financial planning ($7,500), parking allowance and spousal travel benefits ($3,105).

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     58

Back to Contents

A description of the additional “All Other Compensation” received by the NEOs in 2019 is set forth below:
Name	Contributions to the 401(k), DCP, U.S. Pension and EFRBS Plans ($)(1)	Life Insurance Premiums ($)(2)
Gavin D.K. Hattersley	143,740	18,528
Tracey I. Joubert	106,005	7,282
Michelle St. Jacques	48,268	—
Simon J. Cox	136,787	—
E. Lee Reichert	79,327	7,890
Mark R. Hunter	107,387	9,166
(1)

We make direct and matching contributions for all of the NEOs under the DCP and EFRBS, as applicable, on the same terms and using the same formula as other participating employees. For Mr. Hunter our contributions to the U.S. Pension Plan reflect a supplemental contribution that cannot be credited in a tax favorable way under our tax approved U.K. Pension Plan. The amounts reflected in the table above represent the following:

Name	Contribution Amounts
Gavin D.K. Hattersley	$25,200 to the 401(k) Plan and $118,540 to the DCP
Tracey I. Joubert	$25,200 to the 401(k) Plan and $80,805 to the DCP
Michelle St. Jacques	$25,200 to the 401(k) Plan and $23,068 to the DCP
Simon J. Cox	$136,787 to the EFRBS
E. Lee Reichert	$25,200 to the 401(k) Plan and $54,127 to the DCP
Mark R. Hunter	$107,387 to the U.S. Pension Plan
(2)

We provide life insurance to all U.S. employees. For all of the U.S. based NEOs, the coverage is equal to eight times their salary. Ms. St. Jacques elected not to enroll in additional coverage so her benefit is two times base pay up to $1,000,000. For Mr. Cox no additional coverage is provided beyond the level provided to all other employees. None of the NEOs are eligible for a tax reimbursement related to this benefit.

STOCK AWARDS

The amount in the “Stock Awards” column is the aggregate grant date fair value of stock awards granted to each NEO, calculated in accordance with the provisions of the FASB Topic 718. Further details regarding the stock awards program are described in the “Long-Term Incentives (LTIP)” section beginning on page 51.

The assumptions used to calculate these amounts are incorporated by reference to Note 13 “Share-Based Payments” to our consolidated financial statements in the Annual Report. The PSUs and RSUs were granted under the Incentive Compensation Plan, the material provisions of which are described in the “Long-Term Incentives (LTIP)” section beginning on page 51. In calculating the number of PSUs and RSUs, the Compensation & HR Committee uses the closing date stock price on the award date. The grant date fair value of the PSUs were calculated based on the achievement of target performance, as follows: $1,225,086 for Mr. Hattersley, $654,487 for Ms. Joubert, $523,611 for Mr. Cox, $349,074 for Mr. Reichert and $2,399,803 for Mr. Hunter. For 2019, the grant date fair value, assuming the highest level of payout for PSUs, would be as follows: $2,450,172 for Mr. Hattersley, $1,308,974 for Ms. Joubert, $1,047,222 for Mr. Cox, $698,148 for Mr. Reichert and $4,799,606 for Mr. Hunter.

We caution that the amounts reported for these awards may not reflect the amounts that the NEOs will actually realize from the awards. Whether, and to what extent, an NEO realizes value is dependent on a number of factors including our performance, stock price, Relative TSR, PACC, cumulative NSR and the NEO’s continued employment.

OPTION AWARDS

The amount in the “Option Awards” column is the grant date fair value of stock option awards granted to each NEO, calculated in accordance with FASB Topic 718. Further details regarding the option awards program are described in the “Long-Term Incentives (LTIP)” section beginning on page 51.

The assumptions used to calculate these amounts are incorporated by reference to Note 13 “Share-Based Payments” to the Company’s consolidated financial statements in the Annual Report. The stock options were granted under the Incentive Compensation Plan.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     59

Back to Contents

NON-EQUITY INCENTIVE PLAN COMPENSATION

The amounts reported in the “Non-Equity Incentive Plan Compensation” column represent cash amounts earned by the NEOs for performance in the calendar year. Further details regarding Non-Equity Incentive Plan Compensation are described under the “Annual Incentives (MCIP)” section beginning on page 49.

CHANGE IN PENSION VALUE AND NON-QUALIFIED DEFERRED COMPENSATION EARNINGS

The amounts shown in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column include changes in pension values under the tax qualified pension plan for Molson Coors UK and MillerCoors and the Benefit Equalization Plan (BEP) (which supplements the MillerCoors LLC Pension Plan).

Grants of Plan Based Awards

The following table provides information for each of our NEOs regarding MCIP and LTIP award opportunities, including the range of potential payouts, made under our stockholder approved Incentive Compensation Plans during 2019.

Name	Grant Date	Description	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options(4) (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Gavin D.K. Hattersley(5)	3/5/19	RSUs							12,277			750,002
	3/5/19	PSUs				1,203	20,462	40,924				1,090,829
	3/5/19	Stock Options								54,526	61.09	503,820
	10/1/19	RSUs							5,221			300,051
	10/1/19	PSUs				512	8,701	17,402				134,256
	10/1/19	Stock Options								23,392	57.50	200,002
	3/8/19	MCIP	560,247	1,493,991	2,987,982
Tracey I. Joubert	3/5/19	RSUs							7,367			450,050
	3/5/19	PSUs				722	12,277	24,554				654,487
	3/5/19	Stock Options								32,716	61.09	302,296
	3/8/19	MCIP	246,205	656,546	1,313,092
Michelle St. Jacques (6)	4/1/19	RSUs							20,706			1,250,021
	3/8/19	MCIP	154,902	413,073	826,146
Simon J. Cox	3/5/19	RSUs							5,893			360,003
	3/5/19	PSUs				578	9,822	19,644				523,611
	3/5/19	Stock Options								26,173	61.09	241,839
	3/8/19	MCIP	148,161	395,097	790,194
E. Lee Reichert	3/5/19	RSUs							3,929			240,023
	3/5/19	PSUs				385	6,548	13,096				349,074
	3/5/19	Stock Options								17,449	61.09	161,229
	3/8/19	MCIP	174,106	464,282	928,564
Mark R. Hunter	3/5/19	RSUs							27,010			1,650,041
	3/5/19	PSUs				2,647	45,016	90,032				2,399,803
	3/5/19	Stock Options								119,957	61.09	1,108,403
	3/8/19	MCIP	520,328	1,387,542	2,775,084

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     60

Back to Contents

(1)

The amounts represent a range of possible awards made under the applicable 2019 Incentive Compensation Plans to each of the NEOs as described in the section beginning on page 50 entitled “2019 Annual Incentive (MCIP) Results” of the CD&A. Actual payments under the MCIP plan have already been determined and were paid to NEOs in March 2020, and are included in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” section beginning on page 58.

(2)

The awards represent PSUs granted in 2019 under the Incentive Compensation Plan. The performance period for the PSUs is the beginning of the 2019 fiscal year through the end of the 2021 fiscal year. The grant date fair value at target payout is included in the “Stock Awards” column of the “Summary Compensation Table” section beginning on page 58. For a discussion of the PSU awards for 2019, see the “Long-Term Incentives (LTIP)” section beginning on page 51.

(3)

The awards represent RSUs granted in 2019 under the Incentive Compensation Plan for all NEOs. The RSUs granted on March 5, 2019 for all NEOs vest on the third anniversary of the grant date. The grant date fair value is included in the “Stock Awards” column of the “Summary Compensation Table”. For a discussion of the RSUs granted in 2019, see the “Long-Term Incentives (LTIP)” section beginning on page 51.

(4)

The awards represent stock options granted in 2019 to NEOs under the Incentive Compensation Plan. These options have a term of ten years from the grant date and vest in three equal annual installments beginning on the first anniversary of the grant date. For a discussion of the stock options granted in 2019, see the “Long-Term Incentives (LTIP)” section beginning on page 51.

(5)

Mr. Hattersley received an October 1, 2019 grant of RSUs, PSUs and Stock Options to recognize his new role as CEO. The RSUs and PSUs will vest on March 5, 2022. The Stock Options have a term of ten years from the grant date and vest in three equal annual installments beginning on March 5, 2020.

(6)

Ms. St. Jacques received an April 1, 2019 grant of RSUs upon her hire. The RSU grant will vest ratably over five years.

LONG-TERM INCENTIVES

Stock Options

We have outstanding options under the Incentive Compensation Plan. The Incentive Compensation Plan provides that the exercise price must be at least equal to 100% of the fair market value of the underlying shares on the date of grant.

Further details regarding stock options are described the “Long-Term Incentives (LTIP)” section beginning on page 51.

RSUs

We have outstanding RSUs under the Incentive Compensation Plan. We may impose such conditions or restrictions on RSUs granted pursuant to the Incentive Compensation Plan as the Compensation & HR Committee may deem advisable including, without limitation, restrictions based upon the achievement of specific performance goals, time based restrictions on vesting following the attainment of the performance goals, time based restrictions, or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such shares are listed or traded, or holding requirements or sale restrictions placed on the shares upon vesting of such RSUs.

A participant has no voting rights with respect to any RSUs granted.

Further details regarding RSUs are described the “Long-Term Incentives (LTIP)” section beginning on page 51.

PSUs or Performance Equity

We have outstanding PSUs under the Incentive Compensation Plan. In connection with the grant of PSUs, the Compensation & HR Committee will set performance goals in its discretion which, depending on the extent to which such goals are met, will determine the amount paid to the participant.

The form and timing of payment of earned PSUs and performance shares shall be determined by the Compensation & HR Committee. The Compensation & HR Committee, in its sole discretion, may pay earned PSUs in the form of cash or in shares (or in a combination thereof) equal to the value of the earned PSUs at the close of the performance period. Any shares may be granted subject to restrictions deemed appropriate by the Compensation & HR Committee.

Further details regarding PSUs or Performance Equity are described the “Long-Term Incentives (LTIP)” section beginning on page 51.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     61

Back to Contents

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the outstanding equity awards held by the NEOs at the fiscal year ended December 31, 2019. The year-end values set forth in the table are based on the $53.90 closing price for the Class B common stock on December 31, 2019, the last trading day of the fiscal year.

	Option Awards					Stock Awards
Name	Grant Date for Options	Number of Securities Underlying Unexercised Options (#) Exercisable(a)	Number of Securities Underlying Unexercised Options (#) Unexercisable(b)	Option Exercise Price ($)(c)	Option Expiration Date(d)	Grant Date for Stock Awards	Number of Shares or Units of Stock That Have Not Vested (#)(e)	Market Value of Shares of Stock or Units that have not vested ($)(f)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that have not vested (#)(g)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not vested ($)(h)
Gavin D.K. Hattersley	3/9/2015	21,460	—	74.81	3/9/2025	3/8/2017	7,751	417,779	—	—
	2/12/2016	18,460	—	84.14	2/12/2026	3/6/2018	9,519	513,074	—	—
	3/8/2017	17,371	8,685	96.77	3/8/2027	3/5/2019	12,277	661,730	—	—
	3/6/2018	10,880	21,758	78.79	3/6/2028	10/1/2019	5,221	281,412	—	—
	3/5/2019	—	54,526	61.09	3/5/2029	3/8/2017	—	—	12,918	696,280
	10/1/2019	—	23,392	57.50	3/5/2029	3/6/2018	—	—	15,865	855,124
	—	—	—	—	—	3/5/2019	—	—	20,462	1,102,902
	—	—	—	—	—	10/1/2019	—	—	8,701	468,984
Tracey I. Joubert	1/1/2012	3,303	—	73.08	1/1/2022	3/8/2017	3,101	167,144	—	—
	2/13/2014	1,399	—	67.26	2/13/2024	3/6/2018	3,808	205,251	—	—
	2/13/2014	2,771	—	54.53	2/13/2024	3/28/2018	796	42,904	—	—
	2/11/2015	2,782	—	86.45	2/11/2025	3/5/2019	7,367	397,081	—	—
	2/11/2015	4,301	—	73.00	2/11/2025	3/8/2017	—	—	5,167	278,501
	2/12/2016	5,907	—	84.14	2/12/2026	3/6/2018	—	—	6,346	342,049
	3/8/2017	6,949	3,474	96.77	3/8/2027	3/28/2018	—	—	1,327	71,525
	3/6/2018	4,352	8,703	78.79	3/6/2028	3/5/2019	—	—	12,277	661,730
	3/28/2018	903	1,804	75.41	3/28/2028	—	—	—	—	—
	3/5/2019	—	32,716	61.09	3/5/2029	—	—	—	—	—
Michelle St. Jacques	—	—	—	—	—	4/1/2019	20,706	1,116,053	—	—
Simon J. Cox	3/15/2010	8,991	—	43.13	3/15/2020	3/8/2017	3,101	167,144	—	—
	3/4/2011	10,653	—	44.24	3/4/2021	3/6/2018	4,570	246,323	—	—
	3/9/2015	14,307	—	74.81	3/9/2025	3/5/2019	5,893	317,633	—	—
	3/9/2016	12,034	—	90.38	3/9/2026	3/8/2017	—	—	5,167	278,501
	3/8/2017	6,949	3,474	96.77	3/8/2027	3/6/2018	—	—	7,616	410,502
	3/6/2018	5,222	10,444	78.79	3/6/2028	3/5/2019	—	—	9,822	529,406
	3/5/2019	—	26,173	61.09	3/5/2029	—	—	—	—	—
E. Lee Reichert	3/6/2018	2,611	5,222	78.79	3/6/2028	3/8/2017	1,292	69,639	—	—
	3/5/2019	—	17,449	61.09	3/5/2029	3/6/2018	2,285	123,162	—	—
	—	—	—	—	—	3/5/2019	3,929	211,773	—	—
	—	—	—	—	—	3/8/2017	—	—	1,292	69,639
	—	—	—	—	—	3/6/2018	—	—	3,808	205,251
	—	—	—	—	—	3/5/2019	—	—	6,548	352,937
Mark R. Hunter	3/12/2012	20,301	—	42.78	3/12/2022	3/8/2017	15,501	835,504	—	—
	3/4/2013	23,838	—	45.22	9/28/2022	3/6/2018	20,942	1,128,774	—	—
	3/7/2014	15,650	—	58.24	9/28/2022	3/5/2019	27,010	1,455,839	—	—
	3/9/2015	50,072	—	74.81	9/28/2022	3/8/2017	—	—	25,835	1,392,507
	3/9/2016	54,152	—	90.38	9/28/2022	3/6/2018	—	—	34,903	1,881,272
	3/8/2017	52,111	—	96.77	9/28/2022	3/5/2019	—	—	45,016	2,426,362

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     62

Back to Contents

	Option Awards					Stock Awards
Name	Grant Date for Options	Number of Securities Underlying Unexercised Options (#) Exercisable(a)	Number of Securities Underlying Unexercised Options (#) Unexercisable(b)	Option Exercise Price ($)(c)	Option Expiration Date(d)	Grant Date for Stock Awards	Number of Shares or Units of Stock That Have Not Vested (#)(e)	Market Value of Shares of Stock or Units that have not vested ($)(f)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that have not vested (#)(g)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not vested ($)(h)
	3/6/2018	71,802	—	78.79	9/28/2022	—	—	—	—	—
	3/5/2019	119,957	—	61.09	9/28/2022	—	—	—	—	—
(a)

This column includes stock options that have vested and have not been exercised. Stock options generally vest in equal annual installments over a three-year period, subject to acceleration of vesting in the event of a change in control or certain termination events.

(b)

This column includes stock options that have not vested.

(c)

This column indicates the stock option strike price.

(d)

This column indicates the expiration date for stock options which is ten years from the date of grant or three years from retirement date.

(e)

This column includes unvested RSUs, which generally vest on the third anniversary of the date of grant, based on continuing employment, subject to acceleration in the event of a change in control or certain termination events.

(f)

Market value of RSUs that have not vested is calculated by multiplying the number of unvested RSUs by the closing market price of $53.90 for Class B common stock on December 31, 2019.

(g)

This column represents unvested PSUs at the value the awards will pay assuming target performance. These awards will vest upon achievement of at least the threshold performance level at the conclusion of the performance period upon Compensation & HR Committee certification of performance, subject to acceleration in the event of a change in control. Typically, the performance period is three years beginning with the fiscal year in which the award was granted. The final payout may be more or less depending on final performance.

(h)

The value of PSUs is calculated by multiplying the number of unvested PSUs by the closing market price of $53.90 for Class B common stock on December 31, 2019. The final payout may be more or less depending on final performance.

Option Exercises and Stock Vested

The following table sets forth information for each of our NEOs regarding stock options exercised and stock awards vested during fiscal year 2019.

Name of Executive Officer	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized On Vesting ($)(1)
Gavin D.K. Hattersley	—	—	37,786	2,122,062
Tracey I. Joubert	—	—	12,093	679,143
Michelle St. Jacques	—	—	—	—
Simon J. Cox	9,497	177,284	8,190	486,896
E. Lee Reichert	—	—	3,183	186,183
Mark R. Hunter	11,287	203,591	36,845	2,190,435
(1)

For stock awards vested, the values were calculated using the closing market price of the Class B common stock on the date of vesting. For stock options exercised, the value realized is the difference between the market price of the Class B common stock at the time of exercise and the exercise price of the option.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     63

Back to Contents

Pension Benefits

The following table sets forth the present value of accumulated benefits payable to each of the NEOs under our tax-qualified retirement plans as well as our non-qualified supplemental plan and their years of service.

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefits ($)	Payments During Last Fiscal Year ($)
Gavin D.K. Hattersley	MillerCoors LLC Pension Plan	5	273,500	—
	Retirement BEP	5	355,189	—
Tracey I. Joubert	MillerCoors LLC Pension Plan	5	227,207	—
	Retirement BEP	5	69,826	—
Michelle St. Jacques	—	—	—	—
Simon J. Cox	U.K. Pension Plan	4	720,241	—
E. Lee Reichert	—	—	—	—
Mark R. Hunter	U.K. Pension Plan	19	8,148,325	—
(1)

Actual years of service differ as follows: Mr. Hattersley (23 years); Ms. Joubert (22 years); Mr. Cox (15 years); and Mr. Hunter (31 years).

(2)

Ms. St. Jacques and Mr. Reichert are not participants in any pension plan.

U.S. PENSION

We froze our U.S. qualified defined benefit pension plan in 2008 and the assets and liabilities of the plan were transferred to MillerCoors. The qualified balances for Ms. Joubert and Mr. Hattersley are displayed in the table above. The present value of accumulated benefits for the U.S. qualified pension plan is shown (through December 31, 2019) using an assumed retirement age of 60 for Mr. Hattersley and Ms. Joubert and a discount rate of 2.95%.

Ms. Joubert and Mr. Hattersley participate in the BEP, which is a non-qualified supplemental defined benefit retirement plan designed to make legacy Miller employees whole when their accrued benefit under the MillerCoors LLC Pension Plan is limited due to Section 401(a) of the Code which limits the total amount of compensation that can be considered when determining an employee’s benefit accrual. The BEP determines an employee’s accrued pension benefit without regard to the compensation limit, and then subtracts the accrued benefit from the qualified retirement plan from this amount. The resulting difference is the benefit earned under the BEP. The benefit accruals were frozen under this plan as of December 31, 2007, the same date benefit accruals were frozen under the MillerCoors LLC Pension Plan. Ms. Joubert and Mr. Hattersley were impacted by the plan freeze.

U.K. PENSION

Effective April 4, 2009, we froze our U.K. defined benefit plan for all employees. For Messrs. Hunter and Cox, the rate of accrual was 1/45th of pensionable pay per year of service. Final pensionable pay is defined as a one-year average of basic pay. The benefit is earned on a “straight line approach.” Normal retirement age for executive participants is age 60. Messrs. Hunter and Cox ceased accruing additional benefits once the plan was frozen.

The qualified balances for Messrs. Hunter and Cox is displayed on the previous page. The present value of accumulated benefits for the U.K. qualified pension plan is shown (through December 31, 2019) using an assumed retirement age of 60, a discount rate of 2.05%, a price inflation rate of 2.90%, and pension increases which are assumed to be 2.80% for pre-April 2006 contributions and 2.25% for post-April 2006 contributions. A GBP to USD exchange rate of 1.3257 as of our fiscal year ended December 31, 2019 was used to convert the pension values, which was £6,146,432 for Mr. Hunter and £543,291 for Mr. Cox.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     64

Back to Contents

Non-Qualified Deferred Compensation

The following table sets forth information for each of the NEOs regarding aggregate executive and Company contributions and aggregate earnings (on the entire account balance) accrued during 2019, as well as year-end account balances under the deferred compensation plans.

Name	Plan	Executive Contributions in Last Fiscal Year(1) (a) ($)	Company Contributions in Last Fiscal Year(2) (b) ($)	Aggregate Earnings in Last Fiscal Year (c) ($)	Aggregate Withdrawals/ Distributions (d) ($)	Aggregate Balance at Last Fiscal Year-End (e) ($)
Gavin D.K. Hattersley	DCP	—	118,540	254,130	—	1,874,642
Tracey I. Joubert	DCP	19,432	80,805	209,651	—	1,104,929
Michelle St. Jacques	DCP	—	23,068	—	—	23,068
Simon J. Cox	Individual EFRBS	—	136,787	7,428	—	687,101
E. Lee Reichert	DCP	288,191	54,127	68,862	—	758,416
Mark R. Hunter(3)	U.S. Pension	—	107,387	80,300	—	819,086
	Individual EFRBS	—	—	128,528	—	1,215,367
(1)

Executive Contributions in the Last Fiscal Year to the DCP are reflected in the “Summary Compensation Table” on page 58 in the “Salary” and “Non-Equity Incentive Plan Compensation” columns.

(2)

Company Contributions in the Last Fiscal Year to the DCP, U.S. Pension Plan and EFRBS are reflected in the “Summary Compensation Table” on page 58 in the “All Other Compensation” column.

(3)

Mr. Hunter participated in U.S. Pension Plan in lieu of participation in the DCP. The value of GBP 617,851 was fixed at his retirement date of September 28, 2019 and will be paid in April of 2020. His Individual EFRBS was closed on his retirement date.

THE MOLSON COORS DEFERRED COMPENSATION PLAN FOR U.S. PARTICIPANTS

For highly compensated U.S. employees we established a Supplemental Thrift Plan and the MillerCoors Deferred Compensation Plan. These plans were merged in 2018 and renamed the Molson Coors Deferred Compensation Plan (DCP). The DCP is substantially similar in structure and operation to our qualified 401(k) plan and is intended to make employees whole on Company contributions which would otherwise be made to our 401(k) plans were it not for certain IRS limits. Additionally, the DCP allows certain highly compensated executives of the Company the ability to defer up to 75% of their base pay and up to 100% of MCIP award payments.

ADDITIONAL DEFERRED COMPENSATION PLANS

In lieu of participating in our 401(k) or the DCP, Mr. Hunter participates in the U.S. Pension Plan, and we make notional investments of £103,410 annually (translated to USD at time of each investment. For 2019, the investment was £81,004 which was a prorated amount based on Mr. Hunter’s retirement from the Company effective September 28, 2019). Up until April 4, 2009, when the UK defined benefit pension plan was closed, Mr. Hunter’s pension benefits were accruing under the Molson Coors (U.K.) Pension Plan, a registered U.K. pension scheme. Beginning on April 5, 2009 through December 31, 2014, Mr. Hunter’s pension benefits had been accruing under an EFRBS (a non-registered UK pension scheme). From January 1, 2015, Mr. Hunter’s pension benefits have been accruing under the U.S. Pension Plan designed to replicate the EFRBS with modifications made to ensure the new plan complies with requirements of Section 409A of the Code and relevant treasury regulations in the U.S. The U.S. Pension Plan is considered unfunded for US tax purposes and as a result Mr. Hunter will not be subject to U.S. tax until he receives actual distributions. In addition, the U.S. Pension Plan has been designed to avoid adverse impacts on Mr. Hunter’s “enhanced protection” in the U.K., which protects against liability for lifetime allowance charges.

We have established an unfunded individual EFRBS for Mr. Cox in the U.K. This allows certain tax benefits to be realized during the accumulation of the retirement benefits given Mr. Cox has reached the general limits on tax-deductible pension accumulation in the U.K.

Of the amounts in the “Aggregate Balance at Last Fiscal Year-End” column of the “Non-Qualified Deferred Compensation” table, the following amounts were also included in the “Total” column of the “Summary Compensation Table” on page 58 for 2019, 2018 and 2017.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     65

Back to Contents

Name	Plan	Reported for 2019 ($)	Previously Reported for 2018 ($)	Previously Reported for 2017 ($)	Total ($)
Gavin D.K. Hattersley	DCP	118,540	481,540	182,615	782,695
Tracey I. Joubert	DCP	100,237	302,095	138,156	540,488
Michelle St. Jacques	DCP	23,068	n/a	n/a	23,068
Simon J. Cox	Individual EFRBS	136,787	123,700	n/a	260,487
E. Lee Reichert	DCP	342,318	n/a	n/a	342,318
Mark R. Hunter	U.S. Pension	107,387	131,889	139,737	379,013
	Individual EFRBS	—	—	—	—

Potential Payments Upon Termination or Change in Control

The following table reflects the incremental amount of compensation payable to each of the NEOs in the event of various termination scenarios or a change in control of the Company. The amounts shown assume that such termination was effective as of December 31, 2019, and the value of the Class B common stock was the December 31, 2019 closing market price of $53.90. The amounts do not include benefits earned or vested on or before December 31, 2019, or benefits provided under insurance or regular programs generally available to salaried employees.

Name	Voluntary Separation Or Retirement(1) ($)	Involuntary Termination Without Cause(2) ($)	Termination for Cause(3) ($)	Disability/ Death(4) ($)	Change in Control(5) ($)
Gavin D.K. Hattersley
Severance Payments	—	1,100,000	—	—	8,250,000
Benefits and Perquisites	—	11,427	—	—	42,141
Acceleration of Vesting of Stock Options	—	—	—	—	—
Acceleration of Vesting of RSUs/PSUs	2,441,293	2,463,674	—	2,441,293	4,997,285
Tracey I. Joubert
Severance Payments	—	750,198	—	—	2,850,751
Benefits and Perquisites	—	16,400	—	—	49,600
Acceleration of Vesting of Stock Options	—	—	—	—	—
Acceleration of Vesting of RSUs/PSUs	—	161,407	—	1,119,611	2,166,187
Michelle St. Jacques
Severance Payments	—	640,000	—	—	2,240,000
Benefits and Perquisites	—	15,033	—	—	47,550
Acceleration of Vesting of Stock Options	—	—	—	—	—
Acceleration of Vesting of RSUs/PSUs	—	215,539	—	310,033	1,116,053
Simon J. Cox
Severance Payments	—	573,840	—	—	573,840
Benefits and Perquisites	—	350	—	—	350
Acceleration of Vesting of Stock Options	—	—	—	—	—
Acceleration of Vesting of RSUs/PSUs	—	—	—	1,057,680	1,949,509
E. Lee Reichert
Severance Payments	—	630,000	—	—	2,268,000
Benefits and Perquisites	—	16,475	—	—	49,712
Acceleration of Vesting of Stock Options	—	—	—	—	—
Acceleration of Vesting of RSUs/PSUs	—	67,249	—	489,304	1,032,401
Mark R. Hunter
Severance Payments	—	—	—	—	—
Benefits and Perquisites	—	—	—	—	—
Acceleration of Vesting of Stock Options	—	—	—	—	—
Acceleration of Vesting of RSUs/PSUs	9,120,257	—	—	—	—

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     66

Back to Contents

(1)

Mr. Hattersley is retirement eligible for purposes of the Incentive Compensation Plan and entitled to accelerated vesting of all stock options and accelerated vesting on a pro-rata portion of his PSUs and RSUs. The amounts in the table reflect the: (i) intrinsic value of the acceleration of vesting of stock options (the difference between the exercise price and $53.90, the closing price of the Class B common stock on December 31, 2019); and (ii) the value of the applicable vesting PSUs and RSUs calculated using the closing price of the Class B common stock on December 31, 2019 which was $53.90. Stock options are valued at zero in the table because, as of December 31, 2019, the exercise prices exceed the closing price of the underlying Class B common stock. PSUs are still subject to the Company meeting the applicable performance requirements. The table assumes performance at target.

Mr. Hunter retired from the Company effective September 28, 2019. Mr. Hunter is entitled to full vesting of his PSUs and RSUs assuming Mr. Hunter abides by his extended non-compete agreement. The full amount would vest under the original terms outlined at the grant date.

Mses. Joubert and St. Jacques and Messrs. Cox and Reichert are not retirement eligible and would receive no accelerated vesting benefits on equity awards.

(2)

For Mr. Hattersley, the amounts are pursuant to his employment agreement. Mr. Hattersley is retirement eligible and therefore the amount reflects a proration of all outstanding equity awards.

For Mses. Joubert and St. Jacques and Mr. Reichert, the amounts are pursuant to the U.S. Severance Pay Plan. None of these NEOs are retirement eligible. The amount reflects any outstanding RSUs with an original vest date within one year of the separation date and will be paid in cash.

For Mr. Cox, the amounts are pursuant to his employment agreement. Mr. Cox is not retirement eligible and would receive no accelerated vesting benefits on equity awards

Mr. Hunter retired from the Company effective September 28, 2019.

(3)

No payments are made to any NEO if terminated for cause.

(4)

The amounts in the table reflect the pro-rata value of stock options, RSUs and PSUs regardless of the retirement status of the NEOs. Stock options are valued at zero in the table because, as of December 31, 2019, the exercise prices exceed the closing price of the underlying Class B common stock. PSUs are still subject to the Company meeting the applicable performance requirement. The table assumes performance at target.

(5)

For Mses. Joubert and St. Jacques and Messrs. Hattersley and Reichert, the amounts in the table, under Severance Payments and Benefits and Perquisites, reflect the payments under the CIC Program. For Mr. Cox the amounts reflect the terms of his employment agreement plus any additional standard redundancy pay benefits. The amounts in the Acceleration of Vesting of Stock Options and Acceleration of Vesting of Restricted Stock/Performance Units reflect the: (i) intrinsic value of the acceleration of vesting of stock options (the difference between the exercise price and $53.90, the closing price of the Class B common stock on December 31, 2019); and (ii) the value of PSUs and RSUs using $53.90 the closing price of the Class B common stock on December 31, 2019. Stock options are valued at zero in the table because, as of December 31, 2019, the exercise prices exceed the closing price of the underlying Class B common stock. The value of the RSUs and PSUs reflect immediate full vesting. The value of the PSUs is calculated assuming performance at 100% of target.

Mr. Hunter retired from the Company effective September 28, 2019.

CHANGE IN CONTROL PROGRAM

The CIC Program provides benefits to participants in the event that their employment is terminated within a specified period following a change in control of the Company. In the event of termination due to a change in control the benefits for participants under the CIC Program are:

A lump sum payment of the sum of salary and pro-rata annual bonus at target times the applicable multiplier (2-3x for the NEOs);

For executives participating in a U.S. health plan, the ability to continue health coverage under the Consolidated Omnibus Budget Reconciliation Act (COBRA), for a period of 18 months, at the same cost sharing level as active employees.

Up to 12 months of outplacement services;

Accelerated vesting of stock options, restricted stock, RSUs, and other stock based awards, including PSUs at 100% of target, with stock options remaining exercisable until the earlier of one year after termination of employment or the expiration of the term of the stock option; and

No currently serving NEOs or future NEOs are eligible to receive an excise tax gross-up under our CIC Program.

Mr. Cox is not eligible for benefits under the CIC Program. Any eligible benefits are pursuant to the terms of his employment agreement signed in 2012. In addition, he would receive benefits under the standard redundancy pay policy which would include notice pay of £65,000 and health benefits through the end of the benefit year.

Each of the foregoing benefits is conditioned on the participant executing a release of claims in favor of the Company following termination. The CIC Program also contains certain confidentiality, non-solicitation and non-competition covenants.

Under the CIC Program, “cause” will arise in the event of conviction of certain crimes, commission of certain illegal acts or breaches of the code of conduct or willful failure to perform duties. “Good reason” for a participant will arise following a change in control if we fail to pay the participant as promised, materially reduces or modifies the participant’s position, responsibilities or authority or requires relocation outside a 50-mile radius of the participant’s location of employment.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     67

Back to Contents

For purposes of the CIC Program, a change in control will occur if:

i.

an individual or group acquires voting stock of the Company sufficient to have more voting power than the voting trust established under the Class A Common Stock Voting Trust Agreement, as further described below;

ii.

Molson/Coors family nominees cease to constitute at least 50% of a majority of our Board elected by the voting securities held by the Class A Common Stock Voting Trust; or

iii.

a merger or other business combination occurs, unless following such merger or combination:

(a)

the Class A Common Stock Voting Trust continues to hold voting securities entitled to elect a majority of our Board; and

(b)

at least 50% of a majority of our Board is Molson/Coors family nominees.

The holders of Class A common stock and the Class A exchangeable shares (through our Class A Special voting stock) are entitled to one vote for each share held. The Coors Trust, Pentland and 4280661 Canada Inc. (Pentland’s subsidiary) are parties to voting trust arrangements combining their voting power over the Class A common stock and Class A exchangeable shares they own, which is referred to as the “Class A Common Stock Voting Trust Agreement”. The shares subject to the Class A Common Stock Voting Trust Agreement, together with any other shares deposited into the trust, are voted as a block by the trustees in the manner described in the Class A Common Stock Voting Trust Agreement.

The CIC Program supersedes change in control provisions in individual employment agreements. As a condition of accepting participation in the CIC Program, eligible employees are required to enter into confidentiality and non-compete agreements in favor of us. The non-compete provisions of the CIC Program protect us whether or not a change in control occurs.

Material Terms of Employment Agreements and Letters

Our arrangements with our NEOs are generally at-will, subject to certain potential severance and change in control payments described above under “Potential Payments Upon Termination or Change in Control” on page 66.

Effective as of September 28, 2019, we entered into an offer letter with Mr. Hattersley when he became our President and Chief Executive Officer. The material terms of the offer letter include (i) an annual base salary of $1,100,000; (ii) eligibility to earn an annual cash bonus targeted at 150% of base salary; (iii) annual long term incentive awards targeted at a grant date fair value of $4,500,000; and (iv) a one-time equity award in the amount of approximately $1,000,000 comprised of the following elements: (1) 50% PSUs, (2) 30% RSUs, and (3) 20% stock options. Mr. Hattersley is also eligible to participate in the CIC Program and to continue to participate in the Company’s benefit plans, including the Severance Pay Plan. The offer letter also provides for vacation, life insurance and executive financial planning benefits. Mr. Hattersley was also be required to sign a non-compete and confidentiality agreement.

We entered into a secondment agreement with Mr. Cox upon his appointment as President and Chief Executive Officer of our Europe business segment commencing January 1, 2015, which modified the terms of his employment agreement dated October 1, 2012. Mr. Cox’s secondment agreement may generally be terminated by us upon sixty days’ notice and the employment agreement may be terminated by us upon twelve months’ notice. Under the terms of his agreements, Mr. Cox is entitled to a minimum base salary of £275,000, participates in the Molson Coors Europe Senior Mobile Workers’ policy, and is eligible for twelve round trip tickets between the U.K. and Prague per year for his immediate family.

We entered into a new employment agreement with Mr. Hunter upon his appointment as our President and CEO effective January 1, 2015. In connection with his appointment, the excise tax gross-up benefit to Mr. Hunter under the CIC Program was eliminated.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     68

Back to Contents

CEO Pay Ratio

Under Dodd-Frank, we are required to calculate and disclose the annual total compensation of our median employee and the ratio of the compensation of the median employee to the annual total compensation of our CEO (the CEO Pay Ratio).

2019 CEO PAY RATIO

Annual total compensation of our CEO in 2019	$5,234,327
Annual total compensation of our estimated median employee in 2019	$72,272
RESULTING CEO PAY RATIO	72 to 1

Methodology

As a company with global operations, we utilize compensation programs that vary region to region. Given the size and geographic composition of our workforce, we identified our estimated median employee as of December 31, 2017 (a) utilizing our internal records of annual salary as of December 31, 2017 and (b) for employees who are paid on an hourly basis, by applying such employee’s hourly rate to the applicable standard working schedules as of December 31, 2017, which takes into account whether each such employee worked on a full-time or part-time basis. If compensation data for an employee was not available in our internal records, we utilized such employee’s actual wages, not including overtime. We have included all employees who worked for us as of December 31, 2017, whether employed on a full-time, part-time, or seasonal basis in our analysis, except for approximately 83 employees (the excluded employees) who became our employees as a result of our acquisitions in 2017 of Birradamare, La Sagra Brew and Le Trou du Diable. We annualized our compensation measure for those of our full-time and part-time employees as of December 31, 2017 who were hired in 2017 but did not work for us for the entire year. For non-US employees, we converted such employees’ pay to a US dollar equivalent by applying Bloomberg’s applicable spot rates as of the close of business on December 31, 2017. Using this methodology, we determined that our estimated median employee as of December 31, 2017 was a full-time salaried employee located in North America. We calculated annual total compensation for our median employee using the same methodology we use for our NEOs as set forth in the Summary Compensation Table on page 58 of this Proxy Statement.

Utilization of Alternative Median Employee

Taking into account the excluded employees, we believe there has been no change in our employee population or employee compensation arrangements other than the change to the CEO’s compensation during the 2019 fiscal year that would result in a significant change to our 2019 CEO Pay Ratio; however, the specific median employee identified in 2017 underwent a change in duties and received a corresponding salary increase during the 2018 fiscal year, which we believe may have significantly changed the 2018 CEO Pay Ratio. Accordingly, we identified an alternate median employee in 2018 who had substantially similar compensation to the 2017 median employee based on the methodology described above and we are using that employee as our median employee for 2019. Similar to the 2017 median employee, the alternative median employee was a full-time salaried employee located in North America.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     69

Back to Contents

PROPOSAL NO. 3—

RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020

Proposal Snapshot

What am I voting on?

Class A Holders are being asked to ratify the appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

Voting Recommendation:

Our Board recommends a vote FOR the ratification of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Our Board is asking Class A Holders to ratify the Audit Committee’s appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2020. PwC is considered by the Audit Committee to be well qualified and was our independent registered public accounting firm for the fiscal year ended December 31, 2019.

Our Audit Committee and Board believe the continued retention of PwC as our independent registered public accounting firm is in the best interest of our Company and stockholders. In order to assure continuing auditor independence, the Audit Committee discusses with management the timing and process for rotation of our lead audit partner, the concurring partner and any other active audit engagement partner, and considers whether there should be a regular rotation of the audit firm itself. Our current lead audit partner is in the second year of his rotation.

Representatives of PwC are expected to attend the Annual Meeting online to respond to appropriate questions and may make a statement if they so desire.

Fees

The following table sets forth the aggregate fees billed by PwC for professional services rendered to us related to fiscal years 2019 and 2018. Certain fees related to the 2019 fiscal year reflect estimates, however, we do not anticipate final billings to differ significantly from amounts presented below.

	Fiscal Year
	2019	2018
	(In thousands $)
Audit Fees(1)	5,285	5,684
Audit-Related Fees(2)	158	276
Tax Fees(3)	--	--
All Other Fees(4)	5	140
TOTAL FEES(5)	5,448	6,100
(1)

Aggregate fees for professional services rendered by PwC in connection with its audit of our consolidated financial statements and our internal control over financial reporting for the fiscal years 2019 and 2018 included in Form 10-K and the quarterly reviews of our financial statements included in Forms 10-Q, together with statutory audits.

(2)

Includes amounts related to the impending leasing FASB standard in advance of implementation in 2019, procedures related to registration statements in 2019 and 2018, as well as royalty audits, pension plan audits, recycling audits and donation fund audits performed in Canada during 2019 and 2018.

(3)

Fees consist of tax compliance work and other tax services performed. There were no tax fees in 2019 or 2018.

(4)

Fees incurred for advisory services and subscriptions provided by PwC in 2019 and 2018.

(5)

Fees were translated using the USD exchange rates prevailing when the fees were incurred and billed.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     70

Back to Contents

Pre-Approval Policy Regarding Independent Registered Public Accounting Firm Services

Duties of our Audit Committee are described under “Board Committees - Audit Committee” on page 29 and include appointing, retaining, compensating, evaluating and terminating the independent auditors, including sole authority to approve all audit engagement fees and terms. Accordingly, the Audit Committee pre-approves all audit, non-audit and internal control-related services provided by PwC prior to the engagement of PwC with respect to such services. The chair of the Audit Committee (Audit Chair) has been delegated authority by the Audit Committee to pre-approve interim services by PwC other than the annual audit. The Audit Chair must report all such pre-approvals to the entire Audit Committee at the next committee meeting. In 2019 and 2018, the Audit Committee (or the Audit Chair pursuant to the authority delegated) pre-approved all of the services performed by PwC. If the stockholders do not ratify the appointment of PwC, the Audit Committee will reconsider the appointment.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     71

Back to Contents

Audit Committee Report

Primary Responsibilities

The role of the Audit Committee is to prepare this report and to represent and assist our Board in its oversight of: (1) the integrity of our financial reporting process and our financial statements; (2) our compliance with legal and regulatory requirements, and our ethics and compliance program, including our Code of Business Conduct; (3) our systems of internal control over financial reporting and disclosure controls and procedures; (4) our internal audit function; and (5) the qualifications, engagement, compensation and performance of the independent registered public accounting firm, its conduct of the annual audit and its engagement for any lawful purpose.

The Audit Committee reviews its written charter annually. The Audit Committee also reviews and discusses with our management, internal audit and independent auditors our policies and procedures with respect to risk assessment and risk management. Our management is responsible for the preparation, presentation and integrity of our financial statements and the effectiveness of internal control over financial reporting. Management is also responsible for maintaining our accounting and financial reporting principles and internal controls and procedures reasonably designed to assure compliance with accounting standards and applicable laws and regulations. We have a full-time Internal Audit Department that reports regularly to the Audit Committee. The Internal Audit Department is responsible for objectively reviewing and evaluating the adequacy and effectiveness of our network of risk management, internal controls and governance processes relating, for example, to the reliability and integrity of our financial information and safeguarding our assets. PwC, our independent registered public accounting firm, is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the U.S.

Audit Committee Report

In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements in the Annual Report with management and PwC. The Audit Committee has discussed with PwC the matters required to be discussed by the applicable requirements of The Public Company Accounting Oversight Board (PCAOB), and the SEC, and has received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence. The Audit Committee has also discussed with PwC its independence. The Audit Committee has ultimate authority and responsibility to select, evaluate, and, when appropriate, replace our independent registered public accounting firm. The non-audit services performed by PwC were pre-approved by the Audit Committee and were also considered in the discussions of independence. Audit Committee members are not employees of our Company and do not perform the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee rely on the information provided to them by management and PwC. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with standards of the PCAOB that the financial statements are presented in accordance with accounting principles generally accepted in the U.S. or that PwC is in fact “independent.”

Based upon the review and discussions described in this report, and subject to the limitations on the roles and responsibilities of the Audit Committee referred to above and in its charter, the Audit Committee recommended to our Board that the audited financial statements be included in the Annual Report for the fiscal year ended December 31, 2019, as filed with the SEC on February 12, 2020. The Audit Committee also appointed PwC as the independent registered public accounting firm for our Company for the fiscal year ending December 31, 2020, subject to ratification by our stockholders.

SUBMITTED BY THE AUDIT COMMITTEE

Roger G. Eaton (Chair)	Charles M. Herington	Franklin W. Hobbs	Betty K. DeVita

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     72

Back to Contents

Beneficial Ownership

The following table contains information about the beneficial ownership of our capital stock as of March 13, 2020 (unless otherwise noted), for each of our current directors and nominees, each of our NEOs, all current directors and executive officers as a group and each stockholder known by us to own beneficially more than 5% of any class of our voting common stock and/or the exchangeable shares issued by Exchangeco. Unless otherwise indicated, and subject to any interests of the holder’s spouse, the person or persons named in the table have sole voting and investment power, based on information furnished by such holders. Shares of common stock subject to RSUs, DSUs, stock options or other rights currently exercisable or exercisable and vesting within 60 days following March 13, 2020, are deemed outstanding for computing the share ownership and percentage of the person holding such RSUs, DSUs, stock options or rights, but are not deemed outstanding for computing the percentage of any other person. All share numbers and ownership percentage calculations below assume that all Class A exchangeable shares and Class B exchangeable shares have been converted on a one-for-one basis into corresponding shares of Class A common stock and Class B common stock, respectively.

Name of Beneficial Owner	Number of Class A Shares		Percent of class (%)(1)	Number of Class B Shares(2)		Percent of class (%)(1)
5% Stockholders:
Adolph Coors Company LLC	5,044,534	(3)(4)	95.4%	21,522,798	(4)	10.2%
Adolph Coors Jr. Trust	5,044,534	(3)(4)	95.4%	5,830,000	(4)	2.8%
Pentland Securities (1981) Inc.	5,044,534	(3)	95.4%	3,449,600	(5)	1.6%
4280661 Canada Inc.	5,044,534	(3)	95.4%	0		0%
The Vanguard Group	0		0%	22,175,218	(6)	10.5%
Dodge & Cox	0		0%	20,878,307	(7)	9.9%
BlackRock, Inc.	0		0%	16,829,034	(8)	8.0%
Directors and Director Nominees:
Peter H. Coors	2,000	(9)	*	654,641	(10)	*
Peter J. Coors	0	(9)	0	50,903	(11)	*
David S. Coors	0	(9)	0	48,941	(12)	*
Betty K. DeVita	0		0	3,656	(13)	*
Roger G. Eaton	0		0	22,009	(14)	*
Mary Lynn Ferguson-McHugh	0		0	4,482
Gavin D.K. Hattersley	0		0	184,290	(15)	*
Charles M. Herington	0		0	30,774	(16)	*
Franklin W. Hobbs	0		0	59,116	(17)	*
Andrew T. Molson	100		*	3,457,292	(18)	1.6%
Geoffrey E. Molson	1,632	(19)	*	16,952	(19)	*
Nessa O’Sullivan	0		0	0		0
Iain J.G. Napier	0		0	21,460	(20)	*
H. Sanford Riley	0		0	46,284	(21)	*
Douglas D. Tough	0		0	12,793	(22)	*
Louis Vachon	0		0	13,995	(23)	*
James “Sandy” A. Winnefeld, Jr.	0		0	1,000		*
Management:
Tracey I. Joubert	0		0	67,558	(24)	*
Simon J. Cox	0		0	98,315	(25)	*
E. Lee Reichert	0		0	25,620	(26)	*
Michelle St. Jacques	0		0	0		0
Peter Marino	0		0	19,444		*
All directors and executive officers as a group (23 persons)	3,732	(27)	*	4,839,525	(27)	2.3%
Former Management:
Mark Hunter	0		0	515,387	(28)	*
* Denotes less than 1%

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     73

Back to Contents

(1)

Except as set forth above and based solely upon reports of beneficial ownership required to be filed with the SEC pursuant to Rule 13d-1 under the Exchange Act, we do not believe that any other person beneficially owned, as of March 13, 2020, greater than 5% of our outstanding Class A common stock or Class B common stock. Ownership percentage calculations are based on 5,285,798 shares of Class A common stock (which assumes the conversion on a one-to-one basis of 2,725,130 Class A exchangeable shares) and 211,294,496 shares of Class B common stock (which assumes the conversion on a one-to-one basis of 14,826,035 shares of Class B exchangeable shares), in each case, outstanding as of March 13, 2020.

(2)

Includes DSUs held by directors and shares underlying outstanding options currently exercisable or exercisable within 60 days following March 13, 2020 (Current Options), where applicable. Does not include unvested RSUs for retirement eligible executives (except for Mr. Peter H. Coors).

(3)

Shares of Class A common stock (or shares directly exchangeable for Class A common stock) consists beneficial ownership of 1,857,476 shares owned by Pentland, 667,058 shares owned by 4280661 Canada Inc. (Subco), and 2,520,000 shares owned by Adolph Coors Company LLC (ACC), as Trustee of the Coors Trust, due to shared voting power resulting from a Voting Agreement, dated February 2, 2005, among Pentland, Subco and the Coors Trust. Pursuant to the Voting Agreement, the parties agreed that the shares of Class A common stock (and shares directly exchangeable for Class A common stock) are to be voted in accordance with the voting provisions of certain Voting Trust Agreements among the parties and certain trustees. Pentland is the sole owner of Subco. The address for each of the Coors Trust and ACC is 2120 Carey Avenue, Suite 412, Cheyenne, Wyoming 82001. The address for each of Pentland and Subco is 335 8th Avenue S.W., Suite 2300, Calgary, Alberta, Canada T2P 1C9.

(4)

This information is derived solely from the Schedule 13D/A filed by ACC and the Coors Trust with the SEC on March 17, 2020. Shares of Class B common stock beneficially owned by ACC includes 350,000 shares directly owned by ACC, 5,830,000 shares directly held by the Coors Trust and 15,342,798 shares beneficially owned by ACC and as Trustee of other Coors Family Trusts (as defined below), all of which are included in the Class B shares beneficially owned by ACC. ACC is a Wyoming limited liability company which serves as trustee for the Coors Trust, the Augusta Coors Collbran Trust, the Bertha Coors Munroe Trust B, the Grover C. Coors Trust, the Herman F. Coors Trust, the Louise Coors Porter Trust and the May Kistler Coors Trust (collectively, the Coors Family Trusts). The members of ACC are the various Coors Family Trusts. The Board of Directors of ACC consists of 14 members who are various members of the Coors family, including Peter H. Coors, Peter J. Coors and David S. Coors. Pursuant to the Operating Agreement of ACC, subject to limited exceptions, sole investment power with respect to each trust is delegated to a trust committee consisting of three to five members of the ACC Board of Directors (each, a Trust Committee). Each member of ACC’s Board of Directors disclaims beneficial ownership of the shares owned by ACC on behalf of the respective Coors Family Trusts except to the extent of his or her pecuniary interest in each trust. An aggregate of 14,600,000 shares of Class B common stock beneficially owned by ACC are currently pledged as collateral for the guaranty of the repayment of a loan made by a bank to ACC Financing, LLC, an affiliate of ACC, which is a decrease of approximately 2,560,860 pledged shares, or a 23% decrease, compared to the pledged shares at March 2019. The pledged shares by ACC represent approximately $621.4 million in total value, or approximately 7.4% of our total market capitalization, as of March 13, 2020. ACC has agreed to provide notice to us as soon as practicable after ACC is notified that active steps to enforce any of the pledged collateral under any of the security agreements of such loan. Based on average daily trading volume in March 2020, it would take approximately 6 trading days to unwind the total shares pledged by ACC.

(5)

Consists of 3,449,600 Class B common stock (or shares exchangeable for Class B common stock) directly owned by Pentland, of which: (i) 321,000 shares of Class B exchangeable shares are pledged as collateral with an unaffiliated third party for a loan in aggregate principal amount of approximately $20 million; and (ii) 440,000 Class B exchangeable shares are pledged as collateral with an unaffiliated third party for a loan in the aggregate principal amount of approximately $25 million. Pentland has agreed to provide notice to us as soon as practicable after Pentland is notified that active steps to enforce any of the pledged collateral under any of these loans. Based on average daily trading volume in March 2020, it would take approximately one trading day to unwind the total shares pledged by Pentland, assuming conversion of the Class B exchangeable shares into Class B common stock.

(6)

This information is derived solely from the Schedule 13G/A filed by The Vanguard Group with the SEC on February 12, 2020, reporting on beneficial ownership as of December 31, 2019. The address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355.

(7)

This information is derived solely from the Schedule 13G/A filed by Dodge & Cox with the SEC on March 10, 2020, reporting on beneficial ownership as of February 29, 2020. The address for Dodge & Cox is 555 California Street, 40th Floor, San Francisco, CA 94104.

(8)

This information is derived solely from the Schedule 13G/A filed by BlackRock, Inc. with the SEC on February 5, 2020, reporting on beneficial ownership as of December 31, 2019. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(9)

Beneficial ownership for each of Peter H. Coors, Peter J. Coors and David S. Coors does not include 2,520,000 shares of Class A common stock held indirectly by ACC as trustee for the Coors Trust, nor any shares of Class B common stock held by ACC for itself or on behalf of the Coors Family Trusts. Each of Peter H. Coors, Peter J. Coors and David S. Coors disclaims beneficial ownership of all shares of Class A common stock and Class B common stock held by ACC except to the extent of his pecuniary interest therein. If Peter H. Coors, Peter J. Coors or David S. Coors were to be attributed beneficial ownership of the shares of Class A common stock held by ACC, each would beneficially own approximately 47.7% of the Class A common stock, subject to the Voting Agreement.

(10)

Represents (i) 238,513 shares of Class B common stock held directly by Mr. Coors; (ii) 1,064 shares of Class B common stock held by his wife, Marilyn E. Coors; (iii) 6,366 unvested RSUs; and (iv) 408,698 shares of Class B common stock held indirectly by Mr. Coors and Marilyn E. Coors, as trustees of various Peter H. Coors Grantor Retained Annuity Trusts, and through related entities.

(11)

Represents (i) 4,850 shares of Class B common stock held directly by Mr. Coors, (ii) 550 shares of Class B common stock held by Mr. Coors as custodian for his children, and (iii) 45,503 shares of Class B common stock held indirectly as trustee for various family trusts.

(12)

Represents (i) 3,438 shares of Class B common stock held directly by Mr. Coors, and (ii) 45,503 shares of Class B common stock held indirectly as trustee for various family trusts.

(13)

Includes 583 DSUs.

(14)

Includes 12,615 DSUs.

(15)

Includes 113,709 Current Options.

(16)

Includes 21,423 DSUs.

(17)

Includes 19,820 DSUs.

(18)

Includes 186 shares of Class B exchangeable shares held directly by Mr. Molson, 3,000 shares of Class B common stock held indirectly by Molbros AT Inc., and 3,449,600 shares of Class B common stock (or shares exchangeable for Class B common stock) owned by Pentland. Mr. Molson is the President of Pentland and shares dispositive power of the Class B common stock beneficially owned by Pentland. The Class B common stock beneficially owned by Pentland are included in Mr. Molson’s beneficial ownership as a result of arrangements under the Amended and Restated Stockholders Agreement dated February 9, 2005, between Lincolnshire Holdings Limited, Nooya Investments Limited, Pentland, Eric Molson and Stephen Molson with respect to the securities held by and governance of Pentland. Molbros AT Inc. is a holding company controlled by Mr. Molson.

(19)

Mr. Molson’s Class A holdings represents 1,260 shares of Class A common stock held directly and 372 shares of Class A common stock (or shares directly exchangeable tor Class A common stock) indirectly held in a retirement savings plan. His shares of Class B common stock include: 1,198 shares held indirectly in a retirement savings plan, 1,000 shares (or shares directly exchangeable for Class B common stock) held directly and 698 shares (or shares directly exchangeable for Class B common stock) indirectly held in a retirement savings plan.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     74

Back to Contents

(20)

Includes 7,014 DSUs.

(21)

Includes 16,560 shares directly exchangeable for Class B common stock and 15,668 DSUs.

(22)

Includes 2,741 DSUs.

(23)

Includes 8,759 DSUs.

(24)

Includes 51,398 Current Options.

(25)

Includes 76,082 Current Options.

(26)

Includes 11,038 Current Options.

(27)

The group’s beneficial ownership of Class B common stock includes 6,366 unvested RSUs for Peter H. Coors, 88,623 DSUs, 263,220 Current Options and 3,468,044 Class B exchangeable shares as described in the footnotes above. See footnotes above concerning the beneficial ownership of the Class A common stock.

(28)

Includes 407,883 Current Options.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     75

Back to Contents

Questions and Answers

Proxy Materials and Voting Information

1.

WHAT ARE THE COMPANY’S OUTSTANDING VOTING SECURITIES?

The outstanding classes of our voting securities include our Class A common stock, par value $0.01 per share (Class A common stock) and our Class B common stock, par value $0.01 per share (Class B common stock). In addition, we have outstanding one share of our Special Class A voting stock, par value $0.01 per share (Special Class A voting stock) and one share of Special Class B voting stock, par value $0.01 per share (Special Class B voting stock) through which the holders of the Class A exchangeable shares (Class A exchangeable shares) issued by Molson Coors Canada Inc., a Canadian corporation and our wholly-owned indirect subsidiary (Exchangeco), and the holders of the Class B exchangeable shares (Class B exchangeable shares) issued by Exchangeco, respectively, may exercise their voting rights with respect to Molson Coors.

Through the voting rights of the special voting stock and a voting trust arrangement, the holders of the Class A exchangeable shares and the Class B exchangeable shares are effectively, subject to additional steps described below, entitled to vote at the Annual Meeting on an equivalent basis with holders of our Class A common stock and Class B common stock, respectively.

Each holder of record of our Class A common stock, our Class B common stock, the Class A exchangeable shares (through our Special Class A voting stock) and the Class B exchangeable shares (through our Special Class B voting stock) is entitled to one vote for each share held, without the ability to cumulate votes on the election of directors.

For more details regarding our various classes of stock, including the differences between our Class A common stock and Class B common stock and our Special Class A voting stock and Special Class B voting stock, and regarding the exchangeable shares issued by Exchangeco, please refer to “Common Stock and Exchangeable Shares”, on page 82 of this Proxy Statement.

To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank, broker or other nominee (Broker) to obtain your 16-digit control number or otherwise vote through the Broker. Only stockholders with a valid 16-digit control number will be able to attend the Annual Meeting and vote, ask questions and access the list of stockholders as of the Record Date for the Annual Meeting. The Annual Meeting webcast will begin promptly at 11:00 a.m. Mountain Time. We encourage you to access the Annual Meeting virtual site prior to the start time. Online check-in will begin at 10:45 a.m. Mountain Time, and you should allow ample time for the check-in procedures.

2.

WHAT IS THE RECORD DATE FOR THE ANNUAL MEETING AND WHAT DOES IT MEAN?

The Record Date for the Annual Meeting is March 26, 2020. Owners of record of our Class A common stock, our Class B common stock, the Class A exchangeable shares (through our Special Class A voting stock) and the Class B exchangeable shares (through our Special Class B voting stock) at the close of business on the Record Date are entitled to:

receive notice of the Annual Meeting; and

vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

For additional information about how an owner or a beneficial owner of exchangeable shares issued by Exchangeco may vote at the Annual Meeting, please refer to Question 7.

3.

HOW MANY SHARES ARE OUTSTANDING?

As of the close of business on the Record Date, there were outstanding 2,560,668 shares of Class A common stock, and 196,468,461 shares of Class B common stock, one share of Special Class A voting stock (representing 2,725,130 votes related to the then-outstanding Class A exchangeable shares) and one share of Special Class B voting stock (representing 14,826,035 votes related to the then-outstanding Class B exchangeable shares).

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     76

Back to Contents

4.

WHAT ARE MY VOTING CHOICES FOR EACH OF THE PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING; WHO IS ELIGIBLE TO VOTE; AND WHAT ARE THE VOTING STANDARDS?

Proposal	Eligible to Vote	Voting Choices and Board Recommendation	Voting Standard
Proposal 1: Election of Directors Election of eleven Class A Directors	Class A common stock Class A exchangeable shares(1)	vote for all nominees vote withhold on all nominees vote withhold on specific nominees Our Board recommends a vote FOR each of the nominees.	Plurality of votes cast, voting together as a class; cumulative voting is not permitted
Proposal 1: Election of Directors Election of three Class B Directors	Class B common stock Class B exchangeable shares(1)	vote for all nominees vote for specific nominees vote withhold on all nominees vote withhold on specific nominees Our Board recommends a vote FOR each of the nominees.	Plurality of votes cast, voting together as a class; cumulative voting is not permitted
Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation (the Advisory Say-on-Pay Vote)	Class A common stock Class B common stock Class A exchangeable shares(1) Class B exchangeable shares(1)	vote for the proposal vote against the proposal abstain from voting on the proposal Our Board recommends a vote FOR the advisory say-on-pay vote.	Majority of votes cast, voting together as a single class
Proposal 3: Ratify Appointment of PwC as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2020	Class A common stock Class A exchangeable shares(1)	vote for the ratification vote against the ratification abstain from voting on the ratification Our Board recommends a vote FOR the ratification.	Majority of votes cast, voting together as a class
(1)

The voting rights for the exchangeable shares issued by Exchangeco are exercised through the share of our Special Class A voting stock and the share of our Special Class B voting stock, as applicable.

At the Annual Meeting, votes may not be cast for a greater number of director nominees than the 14 nominees named in the Proxy Statement.

5.

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL STOCKHOLDER?

Stockholders of record

Common Stock. If you own Class A common stock or Class B common stock registered directly in your name through Computershare Trust Company, N.A., our transfer agent, you are considered a stockholder of record with respect to those shares; and

Exchangeable Shares. If you own Class A exchangeable shares or Class B exchangeable shares issued by Exchangeco, you are considered a stockholder of record with respect to those shares.

Beneficial owners

If your shares are held in a brokerage account or by a bank, you are considered a beneficial owner of those shares.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     77

Back to Contents

6.

WHAT DIFFERENT METHODS CAN I USE TO VOTE? IF I HOLD EXCHANGEABLE SHARES WHAT IS THE DEADLINE FOR SUBMITTING MY VOTING INSTRUCTION CARD?

Written Proxy/Voting Instruction Card

All stockholders of record (including owners of record of exchangeable shares) can vote by written proxy/voting instruction card. If you own exchangeable shares, AST Trust Company (AST), as trustee of our special voting stock, will vote your shares in accordance with your voting instruction card. If you are a beneficial owner of our common stock or the exchangeable shares, you will receive a written proxy/voting instruction card from your Broker relating to those shares.

By Telephone or via the Internet

All stockholders of record (including owners of record of exchangeable shares) may also submit a proxy/voting instruction card by touch-tone telephone from the U.S., Puerto Rico and Canada using the toll-free telephone number on the proxy/voting instruction card, or via the Internet, using the procedures and instructions described on the proxy/voting instruction card. Beneficial owners (including beneficial owners of exchangeable shares) may submit a proxy/voting instruction card by telephone or via the Internet if their Broker makes those methods available, in which case, the Broker will enclose the instructions with the proxy materials. The telephone and Internet proxy/voting instruction procedures are designed to authenticate stockholders’ identities, to allow stockholders to submit a proxy/voting instruction card for their shares and to confirm that their instructions have been properly recorded.

Online at the Annual Meeting

All stockholders of record (including owners of record of exchangeable shares) may vote online at the Annual Meeting. If you are a stockholder of Molson Coors, you will be able to attend and participate in the Annual Meeting online by following the instructions posted at www.virtualshareholdermeeting.com/TAP2020. If you are a holder of the Class A or Class B exchangeable shares issued by Exchangeco, you will be able to attend and participate in the Annual Meeting online by following the instructions posted at www.virtualshareholdermeeting.com/TPX2020. Owners of record of exchangeable shares and beneficial owners of Class A common stock and Class B common stock may also vote online at the Annual Meeting, as described in the response to Question 7.

Deadline for Delivering Voting Instructions for Exchangeable Shares

If you own exchangeable shares, you must submit your proxy/voting instruction card via mail no later than 5:00 p.m. ET on May 15, 2020 and by 8:00 a.m. ET on May 18, 2020 by telephone or Internet.

7. HOW CAN I VOTE ONLINE AT THE ANNUAL MEETING IF I AM A BENEFICIAL OWNER OF CLASS A COMMON STOCK OR CLASS B COMMON STOCK OR IF I AM AN OWNER OR BENEFICIAL OWNER OF CLASS A EXCHANGEABLE SHARES OR CLASS B EXCHANGEABLE SHARES?

Additional Steps Required for Beneficial Owners of our Common Stock

If your shares are held in “street name,” you should contact your Broker to obtain your 16-digit control number or otherwise vote through the Broker. Shares for which you are the beneficial owner but not the stockholder of record may be voted electronically during the Annual Meeting. However, even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

Additional Steps Required for Owners or Beneficial Owners of our Exchangeable Shares

All holders of record of Class A exchangeable shares and/or Class B exchangeable shares as of the Record Date may exercise voting rights online at the Annual Meeting by obtaining a 16-digit control number from AST, the trustee who holds the Special Class A voting stock and the Special Class B voting stock, to exercise such voting rights personally at the Annual Meeting. If you are a beneficial owner of Class A exchangeable shares and/or Class B exchangeable shares, you should contact AST to obtain your 16-digit control number or otherwise vote through AST. Shares for which you are the beneficial owner but not the stockholder of record may be voted electronically during the Annual Meeting. However, even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     78

Back to Contents

8.

I HOLD SHARES IN MY MILLERCOORS PLAN, HOW DO I VOTE?

According to the trust agreement concerning the MillerCoors Salaried Non-Union Employees’ Retirement and Savings Plan (MillerCoors Plan), employees holding Molson Coors shares in their retirement plans are entitled to receive proxy materials and vote at the Annual Meeting. If you participate in the MillerCoors Plan, you may give voting instructions for the number of shares of common stock equivalent to the interest in Molson Coors common stock credited to your account as of the Record Date. You may provide voting instructions to Fidelity Management Trust Company, as trustee, through its agent, Broadridge Financial Services Inc. (Broadridge), by completing and returning the proxy/voting instruction card accompanying your proxy materials. The trustee will vote your shares in accordance with your duly executed instructions that must be received via mail and by telephone and Internet no later than 5:00 p.m. ET on May 15, 2020.

If you do not send instructions to Broadridge, then the trustee will vote shares credited to your account in the same proportion on each issue as it votes those shares credited to the accounts of other employees holding Molson Coors shares in the MillerCoors Plan for which it has received voting instructions.

9.

WHAT IF I AM A STOCKHOLDER OF RECORD AND DO NOT SPECIFY A CHOICE FOR A MATTER WHEN RETURNING A PROXY?

Stockholders of record should specify their choice for each matter on the enclosed proxy/voting instruction card. If no specific instructions are given, proxies which are signed and returned will be voted:

FOR the election of all director nominees of the applicable class as set forth in this Proxy Statement;

FOR the advisory proposal to approve the advisory say-on-pay vote; and

FOR the proposal to ratify the appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

If other matters properly come before the Annual Meeting, the proxy holders will have the authority to vote on those matters for you at their discretion.

10.

WHAT CAN I DO IF I CHANGE MY MIND AFTER I SUBMIT A PROXY/VOTING INSTRUCTION CARD FOR MY SHARES?

Holders of our Class A common stock and our Class B common stock may revoke their proxy at any time prior to the completion of voting at the Annual Meeting by:

giving written notice to our Secretary at one of our Principal Executive Offices;

delivering a later-dated proxy; or

attending the Annual Meeting online and voting by following the instructions at www.virtualshareholdermeeting.com/TAP2020.

Holders of Class A or Class B exchangeable shares may revoke their voting instructions by delivering subsequent voting instructions via mail no later than 5:00 p.m. ET on May 15, 2020 and by 8:00 a.m. ET on May 18, 2020 by telephone or Internet or attending the Annual Meeting online and voting by following the instructions at www.virtualshareholdermeeting.com/TPX2020.

Holders of shares in the MillerCoors Plan may revoke their voting instructions by delivering subsequent voting instructions via mail and by telephone and Internet no later than 5:00 p.m. ET on May 15, 2020.

Beneficial owners of Class A or Class B common stock or exchangeable shares may revoke their proxy by following the instructions provided by their respective Broker or attending the Annual Meeting online and voting by following the instructions at (i) www.virtualshareholdermeeting.com/TAP2020, if you are a beneficial owner of Class A or Class B common stock, or (ii) www.virtualshareholdermeeting.com/TAP2020, if you are a beneficial owner of exchangeable shares.

Your attendance at the Annual Meeting online will not, by itself, constitute revocation of your proxy.

11.

WHAT IF I AM A BENEFICIAL OWNER AND DO NOT TIMELY GIVE VOTING INSTRUCTIONS TO MY BROKER, OR IF I AM AN OWNER OF EXCHANGEABLE SHARES AND DO NOT TIMELY PROVIDE VOTING INSTRUCTIONS?

Common Stock

If you are a beneficial owner you must provide voting instructions to your Broker by the deadline provided in the materials you receive from your Broker in order for your Broker to vote your shares at the Annual Meeting. If you do not timely provide voting instructions to your Broker, whether your shares can be voted by such Broker depends on the type of item being considered for election. Your Broker is bound by the rules of the NYSE regarding whether or not it can exercise discretionary voting power for any particular proposal.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     79

Back to Contents

Exchangeable Shares

If you are a holder of record of Class A exchangeable shares and/or Class B exchangeable shares, you must provide your voting instructions by mail, via the internet or by phone no later than 8:00 a.m. ET on May 18, 2020, in order for AST to vote your shares at the Annual Meeting. If you are a beneficial owner of exchangeable shares, you must provide voting instructions to your Broker by the deadline provided in the materials you receive from your Broker in order for your Broker to provide voting instructions no later than 8:00 a.m. ET on May 18, 2020. If you do not or your Broker does not, as applicable, send instructions by this deadline, your exchangeable shares will not be voted on any matter.

The table below sets forth each proposal on the ballot, whether a Broker can exercise discretion and vote your shares absent your instructions.

Proposal	Can Brokers Vote Absent Instructions?
	Class A and Class B common stock	Class A and Class B exchangeable shares
Proposal 1: Election of Directors	No	No
Proposal 2: Advisory Say-on-Pay Vote	No	No
Proposal 3: Ratification of Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2020 (Class A common stock and Class A exchangeable shares only)	Yes	No

12.

HOW ARE ABSTENTIONS, BROKER NON-VOTES, AND WITHHELD VOTES COUNTED?

Abstentions and Broker non-votes are included in determining whether a quorum is present, but will not be included in votes cast, so they will not affect the outcome of the vote on any proposal. Withhold votes for any director nominee will have no effect.

13.

CAN I ACCESS THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT ON THE INTERNET?

The Notice of Annual Meeting, Proxy Statement and our Annual Report are available at www.proxyvote.com. Instead of receiving future copies of these documents by mail, stockholders of record and most beneficial owners can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will reduce the impact on the environment and save us the cost of producing and mailing documents to your home or business, and also will give you an electronic link to the proxy voting site.

Stockholders of Record (including Owners of Record of Exchangeable Shares)

If you submit proxy/voting instructions via the Internet at www.proxyvote.com, simply follow the prompts for enrolling in the electronic proxy delivery service.

Beneficial Owners

If you hold your shares in a bank or brokerage account, you also may have the opportunity to receive copies of these documents electronically. Please check the information provided in the proxy materials mailed to you by your Broker regarding the availability of this service.

14.

HOW DO I ATTEND AND VOTE AT THE ANNUAL MEETING?

IMPORTANT: If you are planning to attend the Annual Meeting online, you must follow these instructions to gain admission.

This year’s Annual Meeting will be held entirely online live via audio webcast due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our directors, employees, stockholders and other stakeholders. If you are a stockholder of Molson Coors, you will be able to attend and participate in the Annual Meeting online at www.virtualshareholdermeeting.com/TAP2020. If you are a holder of the Class A and/or Class B exchangeable shares issued by Exchangeco, you will be able to attend and participate in the Annual Meeting online by following the instructions posted at www.virtualshareholdermeeting.com/TPX2020. If you were a stockholder as of the Record Date for the Annual Meeting, or you have your 16-digit control number for the Annual Meeting, you can vote at the Annual Meeting.

A summary of the information you need to attend the Annual Meeting online is provided below:

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     80

Back to Contents

To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

The Annual Meeting webcast will begin promptly at 11:00 a.m. Mountain Time. We encourage you to access the Annual Meeting virtual site prior to the start time. Online check-in will begin at 10:45 a.m. Mountain Time, and you should allow ample time for the check-in procedures.

The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.

Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/TAP2020, with respect to stockholders of Molson Coors, and www.virtualshareholdermeeting.com/TPX2020, with respect to holders of the Class A and/or Class B exchangeable shares issued by Exchangeco.

Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/TAP2020, with respect to stockholders of Molson Coors, and www.virtualshareholdermeeting.com/TPX2020, with respect to holders of the Class A and/or Class B exchangeable shares issued by Exchangeco, in each case, on the day of the Annual Meeting.

If you wish to submit a question, you may do so in two ways. If you want to ask a question before the Annual Meeting, then beginning at 8:00 a.m. Eastern Time on April 3, 2020, and until 11:59 p.m. Eastern Time on May 19, 2020, you may log into www.proxyvote.com and enter your 16-digit control number. Once past the login screen, click on the “Question for Management” button, type in your question, and click “Submit.” Alternatively, if you want to submit your question during the Annual Meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/TAP2020, with respect to stockholders of Molson Coors, and www.virtualshareholdermeeting.com/TPX2020, with respect to holders of the Class A and/or Class B exchangeable shares issued by Exchangeco, and, in each case, type your question into the “Ask a Question” field, and click “Submit."

Questions pertinent to Annual Meeting matters will be answered during the Annual Meeting, subject to time constraints. Questions regarding personal matters, including those related to employment, product or service issues, or suggestions for product innovations, are not pertinent to Annual Meeting matters and therefore will not be answered. Any questions pertinent to Annual Meeting matters that cannot be answered during the meeting due to time constraints will be posted online and answered at the “Investor Relations” section of our website at www.molsoncoors.com. The questions and answers will be available as soon as practical after the Annual Meeting and will remain available one month after posting. We have included our website address for reference only. The information contained on our website is not incorporated by reference into this Proxy Statement.

A webcast replay of the Annual Meeting will be available until May 20, 2021.

To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your Broker to obtain your 16-digit control number or otherwise vote through your Broker. Only stockholders with a valid 16-digit control number, will be able to attend the Annual Meeting and vote, ask questions and access the list of stockholders as of the close of business on the Record Date for the Annual Meeting.

15.

WHAT IF DURING THE CHECK-IN TIME OR DURING THE ANNUAL MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL ANNUAL MEETING WEBSITE?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting website. If you encounter any difficulties accessing the virtual Annual Meeting website during the check-in or Annual Meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

16.

HOW ARE PROXIES SOLICITED AND WHAT IS THE COST?

We have engaged Georgeson Inc. to assist with the solicitation of proxies for a customary fee of $7,500, plus expenses. We will bear all expenses incurred in connection with the solicitation of proxies. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to the beneficial owners of record of common stock and/or exchangeable shares. Our directors, officers and employees also may solicit proxies by mail, telephone and personal contact, however they will not receive any additional compensation for these activities.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     81

Back to Contents

17.

WHAT IF I ONLY RECEIVED ONE COPY OF THE PROXY MATERIALS, EVEN THOUGH MULTIPLE STOCKHOLDERS RESIDE AT MY ADDRESS?

The SEC allows us to deliver a single Notice of Internet Availability of Proxy Materials and a single set of proxy materials to an address shared by two or more of our stockholders. This delivery method, referred to as “householding,” can result in significant cost savings for our Company and reduce the environmental impact of the Annual Meeting. As a result, stockholders who share the same address and hold some or all of their shares of common stock through a broker may receive only one copy of the Notice of Internet Availability of Proxy Materials, or upon request, the proxy materials, as the case may be, unless we have received contrary instructions from one or more of the stockholders at that address. Beneficial owners who desire to eliminate duplicate mailings, or request to receive multiple copies if a single copy is being received, should contact their Broker for more information. Stockholders of record of our common stock and the exchangeable shares should submit their request by contacting Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or call them at 800-542-1061.

Upon written or oral request at the address or telephone number above, a separate copy of the proxy materials will be promptly delivered to any beneficial holder at a shared address to which a single copy of the proxy materials was delivered. However, please note that any stockholder who wishes to receive a paper or email copy of the proxy materials for purposes of voting at this year’s Annual Meeting should follow the instructions included in the Notice of Internet Availability that was sent to the stockholder.

18.

WHY HOLD A VIRTUAL ANNUAL MEETING?

As part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, in light of the public health impact of the coronavirus outbreak (COVID-19), we believe that hosting a virtual meeting is in the best interest of the Company and its stockholders and enables increased stockholder attendance and participation because stockholders can participate from any location around the world. We intend to return to alternating annual meetings between our two principal executive offices in Montreal, Quebec, and Golden, Colorado next year.

Common Stock and Exchangeable Shares

19.

WHAT IS THE DIFFERENCE BETWEEN OUR CLASS A COMMON STOCK AND CLASS B COMMON STOCK?

Generally

Under the terms of our Restated Certificate of Incorporation, our Class A common stock and our Class B common stock are identical in all respects except for their voting rights and as otherwise provided in our Restated Certificate of Incorporation. The Class A common stock and Class B common stock are traded on the NYSE under the symbols TAP.A and TAP, respectively.

Voting Rights

The holders of the Class B common stock and the Special Class B voting stock (as instructed by the holders of the Class B exchangeable shares) (collectively, the Class B Holders) may vote with respect to the following: (i) any matter required by the Delaware General Corporation Law, as amended (DGCL); (ii) for the election of up to three Class B directors; and (iii) as provided in our Restated Certificate of Incorporation, including, with respect to our advisory say-on-pay vote and those items described below. In all other cases, the right to vote is vested exclusively with the holders of the Class A common stock and the Special Class A voting stock (as instructed by the holders of Class A exchangeable shares) (collectively, the Class A Holders).

Under our Restated Certificate of Incorporation, the Class A Holders and Class B Holders have the right to vote, as separate classes and not jointly, on:

any merger that requires stockholder approval under the DGCL;

any sale of all or substantially all of our assets, other than to a related party;

any proposal to dissolve our Company or any proposal to revoke the dissolution of our Company; or

any amendment to the Restated Certificate of Incorporation that requires stockholder approval under our Restated Certificate of Incorporation or the DGCL and that would:

–

increase or decrease the aggregate number of the authorized shares of Class B common stock;

–

change the rights of any shares of Class B common stock;

–

change the shares of all or part of Class B common stock into a different number of shares of the same class;

–

increase the rights of any other class that is equal or superior to Class B common stock with respect to distribution or dissolution rights (a co-equal class);

–

create any new co-equal class of stock;

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     82

Back to Contents

–

other than pursuant to our Restated Certificate of Incorporation, exchange or reclassify any shares of Class B common stock into shares of another class, or exchange, reclassify or create the right of exchange of any shares of another class into shares of Class B common stock; or

–

limit or deny existing preemptive rights of, or cancel or otherwise affect rights to distributions or dividends that have accumulated but have not yet been declared on, any shares of Class B common stock.

Annual Advisory Say-On-Pay Vote

In addition, the Class A Holders and Class B Holders, voting together as a single class, are entitled to vote to approve on a non-binding, advisory basis, the compensation of our NEOs.

Ratification of Independent Registered Public Accounting Firm

The Class A Holders, voting together as a single class, are entitled to vote to ratify the appointment of our independent registered public accounting firm. The Class B Holders are not entitled to vote on this matter.

Director Elections

The Class A Holders, voting together as a single class, are entitled to elect 12 of our directors, although there is one vacancy, which our Board does not currently plan to fill; and

The Class B Holders, voting together as a single class, are entitled to elect three of our directors.

20.

WHAT ARE THE CLASS A EXCHANGEABLE SHARES AND CLASS B EXCHANGEABLE SHARES? HOW DO THEY VOTE? HOW ARE THEY DIFFERENT FROM THE CLASS A COMMON STOCK AND CLASS B COMMON STOCK?

The Class A exchangeable shares and Class B exchangeable shares are publicly traded on the TSX under the symbols TPX.A and TPX.B, respectively, and were issued by Exchangeco in connection with the February 2005 merger of Molson Inc. with and into Adolph Coors Company. The Class A exchangeable shares and Class B exchangeable shares were issued to certain shareholders of Molson Inc. by Exchangeco in lieu of receiving our Class A common stock and/or our Class B common stock, respectively. These shares may, subject to certain terms and conditions, be exchanged for our shares of Class A common stock or our Class B common stock, respectively. Until exchanged, the exchangeable shares are intended to be provided substantially the same economic and voting rights as our Class A common stock and our Class B common stock into which they may be exchanged.

Generally, our Special Class A voting stock and our Special Class B voting stock vote together with the Class A common stock and Class B common stock, respectively, on all matters on which such class of our common stock is entitled to vote. Furthermore, the outstanding share of our Special Class A voting stock is entitled to one vote for each outstanding Class A exchangeable share, and the outstanding share of our Special Class B voting stock is entitled to one vote for each outstanding Class B exchangeable share, in each case, excluding shares held by our Company or our subsidiaries.

Through a voting trust arrangement, owners of record of exchangeable shares, other than our Company or our subsidiaries, as of the Record Date are entitled to vote at the annual meetings of holders of the corresponding classes of our common stock. Specifically, such owners of record may provide voting instructions in respect of their exchangeable shares to AST, as trustee and registered stockholder of the Special Class A voting stock and Special Class B voting stock. AST, as trustee, is entitled to cast the number of votes equal to the number of then-outstanding Class A exchangeable shares and/or Class B exchangeable shares, as the case may be, but will only cast the number of votes equal to the number of corresponding exchangeable shares as to which it has received voting instructions from the owners of those exchangeable shares on the Record Date, and will cast its votes in accordance with such instructions so received.

21.

I AM A HOLDER OF EXCHANGEABLE SHARES, WILL I RECEIVE ADDITIONAL MATERIALS?

No, you will not receive a notice of an annual meeting of the shareholders of Exchangeco, and you will not receive an information circular or proxy for an annual meeting of the shareholders of Exchangeco. The exchangeable shares are non-voting with respect to Exchangeco, except as required by the provisions attached to the exchangeable shares or by applicable law; however, the exchangeable shares (through our special voting stock) may generally vote together with our common stock into which such exchangeable shares may be exchanged. Therefore, this Proxy Statement and the proxy solicitation materials relate solely to our Company, and there will not be a separate annual meeting of Exchangeco.

The holders of exchangeable shares effectively have a participating interest in our Company rather than Exchangeco. It is, therefore, the information relating to the Company that is directly relevant to the voting rights of holders of exchangeable shares in connection with the matters to be transacted at the Annual Meeting. The value of the exchangeable shares is derived from dividend and dissolution entitlements as well as capital

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     83

Back to Contents

appreciation corresponding to our common stock into which such shares may be exchanged. Accordingly, the value of the exchangeable shares may be determined by reference to the consolidated financial performance and condition of our Company, and we believe the information regarding Exchangeco (other than as included in our public disclosure and consolidated financial statements) is not relevant to holders of exchangeable shares when exercising their voting rights on the matters to be transacted at the Annual Meeting.

Board Communications, Stockholder Proposals and Company Documents

22.

HOW DO I COMMUNICATE WITH THE BOARD?

Stockholders and other interested parties may communicate directly with our Chair, our Audit Chair, any individual director or the non-employee directors as a group by writing to those individuals or the group at the following address: Molson Coors Beverage Company, c/o Secretary, P.O. Box 4030, NH353, Golden, Colorado 80401. At the direction of our Board, all mail received may be opened and screened for security purposes. All mail, other than items deemed unsuitable by our Secretary, will be forwarded to the addressee as follows: mail addressed to a particular director will be forwarded or delivered to that director; mail addressed to “Outside Directors” or “Non-Employee Directors” will be forwarded or delivered to our chair of the Compensation & HR Committee; and mail addressed to the “Board” will be forwarded or delivered to our Chair.

23.

HOW DO I SUBMIT A PROPOSAL FOR ACTION AT THE 2021 ANNUAL MEETING OF STOCKHOLDERS?

To be eligible for inclusion in our Proxy Statement for the 2021 Annual Meeting of Stockholders proposals must meet the requirements of Rule 14a-8 of the Exchange Act and, must be received by us at one of our Principal Executive Offices by December 3, 2020, unless the date of the 2021 Annual Meeting of Stockholders is more than 30 days before or after May 20, 2021, in which case the proposal must be received within a reasonable time before we begin to print and send our proxy materials.

For proposals not intended to be included in the Proxy Statement or nominations of persons to stand for election to our Board, our Bylaws require that such stockholder must be entitled to vote at the Annual Meeting and must have given timely notice of the stockholder proposal or director nomination in writing to the Secretary of our Company, and such business must be a proper matter for action by holders of the class of stock held by such stockholder. Failure to deliver a proposal or director nomination in accordance with the procedures discussed below and in our Bylaws may result in the proposal or director nomination not being deemed timely received. To be timely, notice of a director nomination or any other business for consideration at the stockholders’ meeting must be received by our Secretary at one of our Principal Executive Offices, no less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. To be timely for the 2021 Annual Meeting of Stockholders, a stockholder’s notice shall have been delivered to our Secretary at one of our Principal Executive Offices no earlier than January 20, 2021, and no later than February 19, 2021, and must include the information required by Section 1.9.2 of our Bylaws.

24.

WHERE CAN I GET COPIES OF YOUR CORPORATE GOVERNANCE DOCUMENTS?

Our current Corporate Governance Guidelines, Code of Business Conduct, Restated Certificate of Incorporation, Bylaws and written charters for the Audit, Nominating, Compensation & HR and Finance Committees are posted on our website at www.molsoncoors.com. Stockholders may also request a free copy of these documents from: Molson Coors Beverage Company, c/o Secretary, P.O. Box 4030, NH353, Golden, Colorado 80401.

25.

WHERE CAN I GET A COPY OF THE COMPANY’S ANNUAL REPORT?

You can request to receive a copy of our Annual Report at no charge. Send your written requests to our Secretary at P.O. Box 4030, NH353, Golden, Colorado, 80401. The exhibits to the Annual Report are available upon the payment of charges associated with our cost of reproduction.

You can also obtain copies of the Annual Report and exhibits, as well as other filings we make with the SEC, on our website at www.molsoncoors.com, at www.proxyvote.com or on the SEC’s website at www.sec.gov.

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     84

Back to Contents

Other Business

As of the date of this Proxy Statement, our Company received no proposal, nomination for directors or other business submitted in accordance with its Bylaws for consideration at the Annual Meeting, other than that set forth in the Notice of Annual Meeting of Stockholders and as more specifically described in this Proxy Statement, and, therefore, it is not expected that any other business will be brought before the Annual Meeting. However, if any other business should properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the signed proxies received by them in accordance with their best judgment on such business and any matters dealing with the conduct of the Annual Meeting.

By order of our Board, Molson Coors Beverage Company

E. Lee Reichert
Chief Legal and Government Affairs Officer and Secretary

April 2, 2020

MOLSON COORS BEVERAGE CO. - 2020 Proxy Statement     85

Back to Contents

MOLSON COORS beverage company

VOTE BY INTERNET
Before The Meeting - Go to ***www.proxyvote.com***

Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to ***www.virtualshareholdermeeting.com/TAP2020***

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Molson Coors Beverage Company, c/o Broadridge Financial Solutions, Inc. ("Broadridge"), 51 Mercedes Way, Edgewood, NY 11717, to be received by the cut-off date (on the reverse side of the proxy card).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E89231-P32760- Z76301 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

MOLSON COORS BEVERAGE COMPANY

The Board of Directors recommends a vote "FOR" each of the director nominees listed and "FOR" Proposals 2 and 3.

VOTE ON DIRECTORS:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees:

01) David S. Coors
02) Peter H. Coors
03) Mary Lynn Ferguson-McHugh
04) Gavin D. K. Hattersley
05) Andrew T. Molson
06) Geoffrey E. Molson
07) Iain J.G. Napier
08) Nessa O'Sullivan
09) Douglas D. Tough
10) Louis Vachon
11) James "Sandy" A. Winnefeld, Jr.

VOTE ON PROPOSALS:

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Back to Contents

MOLSON COORS BEVERAGE COMPANY

PROXY/VOTING INSTRUCTIONS FOR

Holders of Class A Common Stock of Molson Coors Beverage Company

Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.

For the Annual Meeting of Stockholders of

Molson Coors Beverage Company

to be held on May 20, 2020

Via the Internet at *www.virtualshareholdermeeting.com/TAP2020*

Cut-off Date For Holders of Class A Common Stock of Molson Coors Beverage Company

If you are not attending the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 20, 2020 and are not voting online at the meeting, your voting instructions must be received by Broadridge no later than 11:59 P.M. ET on May 19, 2020.

Cut-off Date For Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.

Voting instructions from holders of Class A Exchangeable Shares of Molson Coors Canada Inc. must be received by Broadridge (as agent for AST Trust Company, as Trustee) no later than 5:00 P.M. ET on May 15, 2020 for mailed in ballots and by 8:00 A.M. ET on May 18, 2020 if voting by telephone or Internet.

E89232-P32760- Z76301

MOLSON COORS BEVERAGE COMPANY

This proxy is solicited on behalf of the Board of Directors

Holders of Class A Common Stock of Molson Coors Beverage Company: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby appoints Gavin D. K. Hattersley and E. Lee Reichert, or each of them, with full power of substitution, as proxy or proxies to represent the individual at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 20, 2020, or any adjournment or postponement thereof and to vote thereat, as designated on the proxy/voting instruction card or as voted via telephone or the Internet, all the shares of Class A Common Stock of Molson Coors Beverage Company, held of record by the undersigned at the close of business on March 26, 2020, with all the power that the individual would possess if personally present, in accordance with the individual's voting instructions.

Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs AST Trust Company, as Trustee, to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 20, 2020, all the voting rights related to the Class A exchangeable shares of Molson Coors Canada Inc. held of record by the individual at the close of business on March 26, 2020, in accordance with the individual's voting instructions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" PROPOSALS 2 AND 3, AS LISTED ON THE PROXY/VOTING INSTRUCTION CARD AND/OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION.

Address Changes/Comments: ____

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Back to Contents

MOLSON COORS beverage company

VOTE BY INTERNET
Before The Meeting - Go to ***www.proxyvote.com***

Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to ***www.virtualshareholdermeeting.com/TAP2020***

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Molson Coors Beverage Company, c/o Broadridge Financial Solutions, Inc. ("Broadridge"), 51 Mercedes Way, Edgewood, NY 11717, to be received by the cut-off date (on the reverse side of the proxy card).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E89233-P32760- Z76301 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

MOLSON COORS BEVERAGE COMPANY

The Board of Directors recommends a vote "FOR" each of the director nominees listed and "FOR" Proposal 2.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

VOTE ON DIRECTORS:

1. Election of Directors

Nominees:

01) Roger G. Eaton
02) Charles M. Herington
03) H. Sanford Riley

VOTE ON PROPOSAL:

	For	Against	Abstain
2. To approve, on an advisory basis, the compensation of our named executive officers (Say-on-Pay).	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Back to Contents

MOLSON COORS BEVERAGE COMPANY

PROXY/VOTING INSTRUCTIONS FOR

Holders of Class B Common Stock of Molson Coors Beverage Company

Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.

For the Annual Meeting of Stockholders of

Molson Coors Beverage Company

to be held on May 20, 2020

Via the Internet at *www.virtualshareholdermeeting.com/TAP2020*

Cut-off Date For Holders of Class B Common Stock of Molson Coors Beverage Company

If you are not attending the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 20, 2020 and are not voting online at the meeting, your voting instructions must be received by Broadridge no later than 11:59 P.M. ET on May 19, 2020.

Cut-off Date For Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.

Voting instructions from holders of Class B Exchangeable Shares of Molson Coors Canada Inc. must be received by Broadridge (as agent for AST Trust Company, as Trustee) no later than 5:00 P.M. ET on May 15, 2020 for mailed in ballots and by 8:00 A.M. ET on May 18, 2020 if voting by telephone or Internet.

Voting instructions from participants in the MillerCoors LLC Salaried Non-Union Employees' Retirement and Savings Plan must be received by Broadridge (as agent for Fidelity Management Trust Company, as Trustee) no later than 5:00 P.M. ET on May 15, 2020 for mailed ballots and if voting by telephone or Internet.

E89234-P32760- Z76301

MOLSON COORS BEVERAGE COMPANY

This proxy is solicited on behalf of the Board of Directors

Holders of Class B Common Stock of Molson Coors Beverage Company: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby appoints Gavin D. K. Hattersley and E. Lee Reichert, or each of them, with full power of substitution, as a proxy or proxies to represent the individual at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 20, 2020, or any adjournment or postponement thereof and to vote thereat, as designated on the proxy/voting instruction card or as voted via telephone or the Internet, all the shares of Class B Common Stock of Molson Coors Beverage Company, held of record by the undersigned at the close of business on March 26, 2020, with all the power that the individual would possess if personally present, in accordance with the individual's voting instructions.

Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs AST Trust Company, as Trustee, to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 20, 2020, all the voting rights related to the Class B exchangeable shares of Molson Coors Canada Inc. held of record by the individual at the close of business on March 26, 2020, in accordance with the individual's voting instructions.

Participants in the MillerCoors LLC Salaried Non-Union Employees' Retirement and Savings Plan: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs Fidelity Management Trust Company, as Trustee, to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 20, 2020, all the voting rights related to the shares of Molson Coors Beverage Company attributed to the individuals at the close of business on March 26, 2020, in accordance with the individual's voting instructions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" PROPOSAL 2 AS LISTED ON THE PROXY/VOTING INSTRUCTION CARD OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Back to Contents

VOTE BY INTERNET
Before The Meeting - Go to ***www.proxyvote.com***

Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to ***www.virtualshareholdermeeting.com/TPX2020***

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Molson Coors Beverage Company, c/o Broadridge Financial Solutions, Inc. ("Broadridge"), 51 Mercedes Way, Edgewood, NY 11717, to be received by the cut-off date (on the reverse side of the proxy card).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E89253-P32761 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

MOLSON COORS BEVERAGE COMPANY

The Board of Directors recommends a vote "FOR" each of the director nominees listed and "FOR" Proposals 2 and 3.

VOTE ON DIRECTORS:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees:

01) David S. Coors
02) Peter H. Coors
03) Mary Lynn Ferguson-McHugh
04) Gavin D. K. Hattersley
05) Andrew T. Molson
06) Geoffrey E. Molson
07) Iain J.G. Napier
08) Nessa O'Sullivan
09) Douglas D. Tough
10) Louis Vachon
11) James "Sandy" A. Winnefeld, Jr.

VOTE ON PROPOSALS:

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Back to Contents

MOLSON COORS BEVERAGE COMPANY

PROXY/VOTING INSTRUCTIONS FOR

Holders of Class A Common Stock of Molson Coors Beverage Company

Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.

For the Annual Meeting of Stockholders of

Molson Coors Beverage Company

to be held on May 20, 2020

Via the Internet at *www.virtualshareholdermeeting.com/TPX2020*

Cut-off Date For Holders of Class A Common Stock of Molson Coors Beverage Company

If you are not attending the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 20, 2020 and are not voting online at the meeting, your voting instructions must be received by Broadridge no later than 11:59 P.M. ET on May 19, 2020.

Cut-off Date For Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.

Voting instructions from holders of Class A Exchangeable Shares of Molson Coors Canada Inc. must be received by Broadridge (as agent for AST Trust Company, as Trustee) no later than 5:00 P.M. ET on May 15, 2020 for mailed in ballots and by 8:00 A.M. ET on May 18, 2020 if voting by telephone or Internet.

E89254-P32761

MOLSON COORS BEVERAGE COMPANY

This proxy is solicited on behalf of the Board of Directors

Holders of Class A Common Stock of Molson Coors Beverage Company: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby appoints Gavin D. K. Hattersley and E. Lee Reichert, or each of them, with full power of substitution, as proxy or proxies to represent the individual at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 20, 2020, or any adjournment or postponement thereof and to vote thereat, as designated on the proxy/voting instruction card or as voted via telephone or the Internet, all the shares of Class A Common Stock of Molson Coors Beverage Company, held of record by the undersigned at the close of business on March 26, 2020, with all the power that the individual would possess if personally present, in accordance with the individual's voting instructions.

Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs AST Trust Company, as Trustee, to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 20, 2020, all the voting rights related to the Class A exchangeable shares of Molson Coors Canada Inc. held of record by the individual at the close of business on March 26, 2020, in accordance with the individual's voting instructions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" PROPOSALS 2 AND 3, AS LISTED ON THE PROXY/VOTING INSTRUCTION CARD AND/OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Back to Contents

MOLSON COORS beverage company

VOTE BY INTERNET
Before The Meeting - Go to ***www.proxyvote.com***

Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to ***www.virtualshareholdermeeting.com/TPX2020***

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Molson Coors Beverage Company, c/o Broadridge Financial Solutions, Inc. ("Broadridge"), 51 Mercedes Way, Edgewood, NY 11717, to be received by the cut-off date (on the reverse side of the proxy card).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E89255-P32761 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

MOLSON COORS BEVERAGE COMPANY

The Board of Directors recommends a vote "FOR" each of the director nominees listed and "FOR" Proposal 2.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

VOTE ON DIRECTORS:

1. Election of Directors

Nominees:

01) Roger G. Eaton
02) Charles M. Herington
03) H. Sanford Riley

VOTE ON PROPOSAL:

	For	Against	Abstain
2. To approve, on an advisory basis, the compensation of our named executive officers (Say-on-Pay).	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Back to Contents

MOLSON COORS BEVERAGE COMPANY

PROXY/VOTING INSTRUCTIONS FOR

Holders of Class B Common Stock of Molson Coors Beverage Company

Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.

For the Annual Meeting of Stockholders of

Molson Coors Beverage Company

to be held on May 20, 2020

Via the Internet at *www.virtualshareholdermeeting.com/TPX2020*

Cut-off Date For Holders of Class B Common Stock of Molson Coors Beverage Company

If you are not attending the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 20, 2020 and are not voting online at the meeting, your voting instructions must be received by Broadridge no later than 11:59 P.M. ET on May 19, 2020.

Cut-off Date For Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.

Voting instructions from holders of Class B Exchangeable Shares of Molson Coors Canada Inc. must be received by Broadridge (as agent for AST Trust Company, as Trustee) no later than 5:00 P.M. ET on May 15, 2020 for mailed in ballots and by 8:00 A.M. ET on May 18, 2020 if voting by telephone or Internet.

Voting instructions from participants in the MillerCoors LLC Salaried Non-Union Employees' Retirement and Savings Plan must be received by Broadridge (as agent for Fidelity Management Trust Company, as Trustee) no later than 5:00 P.M. ET on May 15, 2020 for mailed ballots and if voting by telephone or Internet.

E89256-P32761

MOLSON COORS BEVERAGE COMPANY

This proxy is solicited on behalf of the Board of Directors

Holders of Class B Common Stock of Molson Coors Beverage Company: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby appoints Gavin D. K. Hattersley and E. Lee Reichert, or each of them, with full power of substitution, as a proxy or proxies to represent the individual at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 20, 2020, or any adjournment or postponement thereof and to vote thereat, as designated on the proxy/voting instruction card or as voted via telephone or the Internet, all the shares of Class B Common Stock of Molson Coors Beverage Company, held of record by the undersigned at the close of business on March 26, 2020, with all the power that the individual would possess if personally present, in accordance with the individual's voting instructions.

Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs AST Trust Company, as Trustee, to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 20, 2020, all the voting rights related to the Class B exchangeable shares of Molson Coors Canada Inc. held of record by the individual at the close of business on March 26, 2020, in accordance with the individual's voting instructions.

Participants in the MillerCoors LLC Salaried Non-Union Employees' Retirement and Savings Plan: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs Fidelity Management Trust Company, as Trustee, to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 20, 2020, all the voting rights related to the shares of Molson Coors Beverage Company attributed to the individuals at the close of business on March 26, 2020, in accordance with the individual's voting instructions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" PROPOSAL 2 AS LISTED ON THE PROXY/VOTING INSTRUCTION CARD OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)